As filed on August 31, 1999                                   File No. 002-26125


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
      Pre-Effective Amendment No.  ____
      Post-Effective Amendment No.  52                               X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
      Amendment No. 26                                               X


                            INVESCO STOCK FUNDS, INC.
                     (formerly, INVESCO Equity Funds, Inc.;
               formerly, INVESCO Capital Appreciation Funds, Inc.)
                     (Exact Name of Registrant as Specified in Charter)
                        7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
             Registrant's Telephone Number, including Area Code: (303) 930-6300
                                    Glen A. Payne, Esq.
                                    7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                         New York, New York 10019-5820

                                     ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.
It is proposed that this filing will become effective (check appropriate box)
X     immediately upon filing pursuant to paragraph (b)
--
--    on                    , pursuant to paragraph (b)
--    60 days after filing pursuant to paragraph (a)(1)
--    on _____________, pursuant to paragraph (a)(1)
--    75 days after filing pursuant to paragraph (a)(2)
--    on _________,  pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
--    this  post-effective  amendment  designates  a new  effective  date  for a previously filed post-effective amendment.

 PROSPECTUS | August 31, 1999

--------------------------------------------------------------
 YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
--------------------------------------------------------------
 INVESCO STOCK FUNDS, INC.

 INVESCO BLUE CHIP GROWTH FUND
 INVESCO DYNAMICS FUND
 INVESCO ENDEAVOR FUND
 INVESCO GROWTH & INCOME FUND
 INVESCO SMALL COMPANY GROWTH
 INVESCO S&P 500 INDEX FUND -- CLASS II
 INVESCO VALUE EQUITY FUND


 SEVEN NO-LOAD MUTUAL FUNDS SEEKING LONG-TERM CAPITAL APPRECIATION.


 TABLE OF CONTENTS

 Investment Goals And Strategies....................3
 Fund Performance...................................6
 Fees And Expenses..................................8
 Investment Risks..................................11
 Risks Associated With Particular Investments......11
 Temporary Defensive Positions.....................20
 Portfolio Turnover................................20
 Fund Management...................................20
 Portfolio Managers................................21
 Potential Rewards.................................23
 Share Price.......................................23
 How To Buy Shares.................................24
 Your Account Services.............................27
 How To Sell Shares................................27
 Taxes.............................................30
 Dividends And Capital Gain Distributions..........30
 Financial Highlights..............................32


                           [INVESCO ICON]
                              INVESCO

 The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]       Investment Objectives & Strategies

[ARROW ICON]     Potential Investment Risks

[GRAPH ICON]     Past Performance & Potential Advantages

[INVESCO ICON]   Working With INVESCO
--------------------------------------------------------------------------------

[KEY ICON] INVESTMENT GOALS AND STRATEGIES


INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.


FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

All of the Funds attempt to make your investment grow. The Funds (except for S&P 500 Index Fund) are aggressively managed. The Funds primarily invest in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. They can also invest in debt securities.


All of the Funds (except S&P 500 Index and Value Equity Funds) are managed in the growth style. At INVESCO, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.


We require that securities purchased for the Funds meet the following standards:

o Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
o Leadership: They are leaders - or emerging leaders - in these markets, securing their position through technology, marketing, distribution or some other innovative means.
o Financial validation: Their returns - in the form of sales unit growth, rising operating margins, internal funding and other factors - demonstrate exceptional growth and leadership.


S&P 500 Index Fund is passively managed to track the composition and performance of the S&P 500 Stock Index.

Value Equity Fund is managed in the value style. That means we seek securities, particularly stocks, that are currently undervalued by the market - companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles.

[ARROW ICON] In addition to the risks outlined in the following sections for each Fund, the Funds are subject to other principal risks such as market, liquidity, derivatives, options and futures, counterparty, interest rate, duration, foreign securities, lack of timely information and credit risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you can lose money on your investment in a Fund.

[KEY ICON] INVESCO BLUE CHIP GROWTH FUND


The Fund tries to buy securities that will increase in value over the long term; current income is a secondary goal.

The Fund invests primarily in common stocks of large companies with market capitalizations of more than $10 billion that have a history of consistent earnings growth regardless of business cycles. In addition, INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. We also consider the dividend payment records of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

[ARROW ICON] Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk - that is, that the prices of the securities in its portfolio will rise and fall due to price movements in the securities markets, and that the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

[KEY ICON] INVESCO DYNAMICS FUND


This Fund attempts to make your investment grow. It primarily invests in common stocks of mid-sized U.S. companies -- those with market capitalizations between $1 billion and $10 billion -- but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.


The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

[ARROW ICON] While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

[KEY ICON] INVESCO  ENDEAVOR  FUND


The Fund attempts to make your investment grow. It uses an aggressive strategy and invests primarily in common stocks. The Fund invests in companies of all sizes and also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities, warrants, bonds and other debt securities.


The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

[ARROW ICON] The Fund's investments are not limited to companies of a particular size. It invests in the securities of smaller companies, including companies just entering the securities marketplace with initial public offerings. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies. When the Fund concentrates its investments in the securities of smaller companies, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

[KEY ICON] INVESCO  GROWTH & INCOME  FUND

The Fund attempts to obtain a high rate of total return. Income on investments (dividends and interest), plus increases in the value of investments, make up total return. The Fund invests most of its assets in common stocks, preferred stocks and securities convertible into common stocks. The Fund's core investments are in well-established, large growth companies with a strong record of paying dividends. The Fund may also invest in securities which do not pay dividends but that INVESCO believes have the potential to increase in value, regardless of the potential for dividends.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

[ARROW ICON] The Fund's portfolio is presently concentrated in the stocks of approximately 50 companies. Although INVESCO believes that this level of diversification is appropriate, the Fund is not as diversified as some other mutual funds.

[KEY ICON] INVESCO SMALL COMPANY GROWTH FUND

The  Fund  seeks   long-term   capital   growth.   Most   holdings  are  in
small-capitalization companies -- those with market capitalizations under $1 billion at the time of purchase. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

[ARROW ICON] Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high.

[KEY ICON] INVESCO S&P 500 INDEX FUND -- CLASS II

The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or "Index"). The Fund invests in the stocks that make up the Index, in approximately the same proportions.


The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders or the general public regarding the advisibility of investing in the Fund or the ability of the S&P 500 to track general stock performance. S&P has no direct relationship with the Fund other than the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is composed by S&P without regard to the Fund.

[ARROW ICON] The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Due to purchases and sales of portfolio securities to meet investor purchases and redemptions, the Fund will not have a 100% correlation to the performance of the Index. However, under normal circumstances, the Fund expects to have at least a 95% correlation to the performance of the S&P 500.


[KEY ICON] INVESCO VALUE EQUITY FUND

The Fund seeks high total return from capital appreciation and current income. The portfolio emphasizes high-quality, larger capitalization companies which are temporarily out of favor with investors. Our value-based process evaluates numerous factors on a current and historical basis, seeking undiscovered values in the market. The philosophy of value investing is based upon the belief that certain securities are undervalued by the market. As such, when the market "discovers" these securities, their value should increase.


[ARROW ICON] Although the Fund is subject to a number of risks, its principal risk is market risk. Undervalued stocks may not realize their perceived value for extened periods of time. Value-oriented funds may underperform when another investing style is in favor.


[GRAPH ICON] FUND PERFORMANCE


The bar charts below show Blue Chip Growth, Dynamics, Small Company Growth, S&P 500 Index - Class II and Value Equity Funds' actual yearly performance for the years ended December 31 (commonly known as their "total return") over the past decade. The table below shows average annual total returns for various periods ended December 31, 1998 for each Fund compared to the relevant following indexes: S&P Midcap 400 Index, S&P 500 Composite Index and Russell 2000 Index. The information in the charts and table illustrates the variability of each Fund's return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how a Fund will perform in the future.(1)

Fund performance information is not provided for Endeavor and Growth & Income Funds, as such Funds did not commence investment operations until October 28, 1998 and July 1, 1998, respectively.

ACTUAL ANNUAL TOTAL RETURN(2)(3)            ACTUAL ANNUAL TOTAL RETURN(2)(3)

The bar chart shows the Blue Chip           The bar chart shows the Dynamics
Growth Fund's actual yearly performance     Fund's actual yearly performance
for the years ended December 31.            for the years ended December 31.

Best calendar qtr.    12/98   26.85%        Best calendar qtr.   3/91    28.82%
Worse calendar qtr.    9/90  (16.37%)       Worse calendar qtr.  9/90   (19.61%)



ACTUAL ANNUAL TOTAL RETURN(2)(3)(4)        ACTUAL ANNUAL TOTAL RETURN(2)(3)

The bar chart shows the Small Company      The bar chart shows the Value Equity
Growth Fund's actual yearly performance    Fund's actual yearly performance
for the years ended December 31.           for the years ended December 31.

Best calendar qtr.    12/98   26.27%       Best calendar qtr.   3/91    18.10%
Worse calendar qtr.    9/90  (16.94%)      Worse calendar qtr.  9/90   (15.24%)



ACTUAL ANNUAL TOTAL RETURN(2)(3)(5)

The bar chart shows the S&P 500 Index
Fund - Class II's actual yearly
performance for the years ended
December 31.

Best calendar qtr.    12/98   21.22%
Worse calendar qtr.    9/98   (9.27%)

-------------------------------------------------------------------------------
                                          AVERAGE ANNUAL RETURN(2)
                                               AS OF 12/31/98
-------------------------------------------------------------------------------
                                        1 YEAR    5 YEARS     10 YEARS

Dynamics Fund                           23.25%     18.99%       19.95%
S&P MidCap 400 Index                    18.25%     18.67%       19.29%

Blue Chip Growth Fund                   41.72%     20.84%       19.15%
Value Equity Fund                       15.05%     18.84%       15.61%
S&P 500 Index Fund - Class II (12/97)   31.14%       N/A          N/A
S&P 500 Composite Index                 28.58%     24.03%       19.17%

Small Company Growth Fund (12/91)       14.90%     13.69%         N/A
Russell 2000 Index                     (2.55%)     11.87%       12.92%
-------------------------------------------------------------------------------

(1)The  S&P  MidCap  400  is  an  unmanaged  index   indicative  of  domestic
mid-capitalization stock prices. The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 2000 Index is an unmanaged index indicative of small capitalization stocks. Please keep in mind that the indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Funds and are reflected in their annual returns.

(2)Total   return  figures  include   reinvested   dividends  and  capital  gain
distributions, and include the effect of the Fund's expenses.

(3)Year-to-date return for Blue Chip Growth, Dynamics, Small Company Growth, S&P 500 Index - Class II and Value Equity Funds were 9.29%, 25.21%, 15.46%, 11.83% and 5.28%, respectively, for the calender quarter ended June 30, 1999.

(4)The Fund commenced operations on December 27, 1991.

(5)The Fund commenced operations on December 23, 1997.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:


SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

S&P 500 INDEX FUND - CLASS II

    Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                         None
    Maximum Deferred Sales Charge (Load)                          None
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions                           None
    Redemption Fee (as a percentage of amount redeemed)           1.00%*
    Exchange Fee                                                  1.00%*
    Maximum Account Fee                                           None

* A 1% fee shall be imposed on redemptions or exchanges held three months or less.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS


BLUE CHIP GROWTH FUND
Management Fees                                             0.55%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)                                        0.26%
Total Annual Fund Operating Expenses(2)(3)                  1.06%

DYNAMICS FUND
Management Fees                                             0.52%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses (2)(3)(4)                                    0.27%
Total Annual Fund Operating Expenses(2)(3)(4)               1.04%

ENDEAVOR FUND
Management Fees                                             0.75%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)(4)                                     0.49%
Total Annual Fund Operating Expenses(2)(3)(4)               1.49%

GROWTH & INCOME FUND
Management Fees                                             0.75%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)(4)                                     0.75%
Total Annual Fund Operating Expenses(2)(3)(4)               1.75%

SMALL COMPANY GROWTH FUND
Management Fees                                             0.72%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)(4)                                     0.65%
Total Annual Fund Operating Expenses(2)(3)(4)               1.62%

S&P 500 INDEX FUND - CLASS II
Management Fees                                             0.25%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)(4)                                     0.51%
Total Annual Fund Operating Expenses(2)(3)(4)               1.01%

VALUE EQUITY FUND
Management Fees                                             0.75%
Distribution and Service (12b-1) Fees(1)                    0.25%
Other Expenses(2)(3)(4)                                     0.40%
Total Annual Fund Operating Expenses(2)(3)(4)               1.40%


(1) Because the Funds pay 12b-1 distribution fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.


(2) Each Fund's Actual Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian and transfer agent fees were reduced under expense offset arrangements.

(3) The expense information presented in the table has been restated to reflect a change in the administrative services fee.

(4) Certain expenses of Growth & Income, Small Company Growth, S&P 500 Index Fund - Class II, and Value Equity Funds were absorbed voluntarily by INVESCO pursuant to a commitment to those Funds. After absorption, Growth & Income Fund's " Other Expenses" and "Total Annual Fund Operating Expenses" were 0.52% and 1.52%, respectively, Small Company Growth Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were 0.53% and 1.50%, respectively, S&P 500 Index Fund Class II's "Other Expenses" and "Total Annual Fund Operating Expenses" were 0.12% and 0.62%, respectively, and Value Equity Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were 0.29% and 1.29%, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in a Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and assumes that a Fund's expenses remained the same. Although a Fund's actual costs and performance may be higher or lower, based on these assumptions your costs would have been:


                                1 year      3 years      5 years     10 years

Blue Chip Growth Fund           $ 108       $ 336        $ 582       $ 1,289
Dynamics Fund                   $ 106       $ 330        $ 573       $ 1,268
Endeavor  Fund*                 $ 152       $ 472        $ 815       $ 1,783
Growth & Income Fund*           $ 178       $ 551        $ 949       $ 2,062
Small Company Growth Fund       $ 165       $ 511        $ 881       $ 1,922
S&P 500 Index Fund - Class II   $ 103       $ 322        $ 558       $ 1,236
Value Equity Fund               $ 143       $ 443        $ 766       $ 1,680

     *Annualized

[ARROW ICON] INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:


NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.


NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE  LOSS  OF   INVESTMENT.   A  mutual  fund  cannot   guarantee  its
performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.


VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes to the equity markets as a whole.


NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

YEAR 2000. Many computer  systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

[ARROW ICON] RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS


You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.


MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of your Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses with outstanding securities worth $5 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $1 billion, or small businesses with outstanding securities worth less than $1 billion.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK


A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk as described below.


OPTIONS AND FUTURES RISK

Options and futures are common types of derivatives that a Fund may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.


COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.


INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration is usually expressed in terms of years, with longer durations usually more sensitive to interest rate fluctuations.

FOREIGN SECURITIES RISK

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. Each Fund may invest up to 25% of its respective assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, which could adversely affect the value of securities held by the Funds.

     EMU countries, as a single market, may affect future investment decisions of the Funds. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may affect the fiscal and monetary levels of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes, bonds and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

The Funds generally invest in equity securities of growing companies. However, in an effort to diversify their holdings and provide some protection against the risk of other investments, the Funds also may invest in other types of securities and other financial instruments, as indicated in the chart below. These investments, which at any given time may constitute a significant portion of a Fund's portfolio, have their own risks.

--------------------------------------------------------------------------------
                                       BLUE CHIP                        GROWTH &
INVESTMENT                 RISKS       GROWTH     DYNAMICS   ENDEAVOR   INCOME
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY        Market
RECEIPTS (ADRS)            informa-
These are securities       tion,
issued by U.S. banks       Political,
that represent shares of   Regula-
foreign corporations       tory,          X         X          X          X
held by those banks.       Diplo-
Although traded in U.S.    matic,
securities markets and     Liquidity
valued in U.S. dollars,    and Cur-
ADRs carry most of the     rency
risks of investing         Risks
directly in foreign
securities.
--------------------------------------------------------------------------------
DEBT SECURITIES            Market,
Securities issued by       Credit,
private companies or       Interest       X         X          X          X
governments repre-         Rate and
senting an  obligation     Duration
to pay interest            Risks
principal when the
security matures.
--------------------------------------------------------------------------------
DELAYED DELIVERY OR        Market
WHEN ISSUED SECURITIES     and
Ordinarily,  the Fund      Interest
purchases securities and   Rate Risks
pays for them in cash at
the normal  trade
settlement  time.  When
the Fund  purchases a
delayed delivery or
when-issued  security,
it promises to pay in
the future - for example,                 X         X          X          X
when the security is
actually  available for
delivery to the Fund.
The Fund's obligation
to pay and the interest
rate it receives, in the
case of debt securities,
usually are fixed when
the Fund  promises to pay.
Between the date the Fund
promises to pay and the
date the securities are
actually received,  the
Fund receives no interest
on its investment, and
bears the risk that the
market value of the when-
issued security may decline.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BLUE CHIP                        GROWTH &
INVESTMENT                 RISKS       GROWTH     DYNAMICS   ENDEAVOR   INCOME
--------------------------------------------------------------------------------
FORWARD FOREIGN
CURRENCY CONTRACTS
A contract to
exchange an amount of      Currency,
currency on a date in      Political,
the future at an           Diplo-
agreed-upon exchange       matic and
rate might be used by      Regula-        X         X          X          X
the Fund to hedge          tory Risks
against changes in
foreign currency
exchange rates when the
Fund invests in foreign
securities.  Does not
reduce price
fluctuations in foreign
securities, or prevent
losses if the prices of
those securi ties
decline.
--------------------------------------------------------------------------------
FUTURES                    Market,
A futures contract         Liquidity
is an agreement            and
to buy or sell a           Options        X         X          X          X
specific amount of a       and
financial instrument       Futures
(such as an index          Risks
option) at a stated
price on a stated date.
The Fund may use futures
contracts to provide
liquidity and to hedge
portfolio value.
--------------------------------------------------------------------------------

JUNK BONDS
Debt  Securities that      Market,
are rated BB or lower      Credit,
by S&P or Ba or            Interest       X         X          X          X
lower  by  Moody's.        Rate and
Tend to pay higher         Duration
interest rates  than       Risks
higher-rated debt
securities, but carry
a higher credit risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BLUE CHIP                        GROWTH &
INVESTMENT                 RISKS       GROWTH     DYNAMICS   ENDEAVOR   INCOME
--------------------------------------------------------------------------------
OPTIONS                    Credit,
The obligation             Informa-
or right to deliver or     tion,
receive a security or      Liquidity
other instrument, index    and
or com modity, or cash     Options
payment depend ing on      and            X         X          X          X
the price of the           Futures
underlying security or     Risks
the performance of an
index or other benchmark.
Includes options on
specific  securities and
stock indices, and
options on stock index
futures.  May be used
in the Fund's portfolio
to provide liquidity
and hedge
portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL
INSTRUMENTS
These may                  Counter-
include forward            party,
contracts, swaps, caps,    Credit,
floors and collars.        Currency,
They may be used to try    Interest
to manage the Fund's       Rate,
foreign cur rency          Liquidity,     X         X          X          X
exposure and other         Market
invest ment risks, which   and Regu-
can cause its net asset    latory
value to rise or fall.     Risks
The Fund may use these
financial instruments,
commonly known as
"derivatives," to
increase or decrease its
exposure to changing
securities prices,
interest rates, currency
exchange rates or other
factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract                 Credit and
under which the seller     Counter-         X         X          X          X
of a security agrees to    party Risks
buy it back at an
agreed-upon price and
time in the future.
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are        Liquidity
not registered,  but       Risk
which are bought and
sold solely by insti-
tutional  investors.
The Fund  considers
many Rule 144A  sec-                      X         X          X          X
urities to be "liquid,"
although the market
for such securities
typically is less
active than the public
securities markets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       SMALL
                                       COMPANY     S&P 500      VALUE
INVESTMENT               RISKS         GROWTH      INDEX        EQUITY
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY        Market,
RECEIPTS (ADRS)            Informa-
These are securities       tion, Politi-
issued by U.S. banks       cal,
that represent shares      Regulatory,    X                       X
of foreign corpora-        Diplomatic,
tions held by those        Liquidity
banks.  Although traded    and Cur-
in U.S. securities         rency Risks
markets and valued in
U.S. dollars,
ADRs carry most of the
risks of invest ing
directly in foreign
securities.

--------------------------------------------------------------------------------
DEBT SECURITIES            Market,
Securities issued          Credit,
by Interest  private       Interest
companies or govern-       Rate and       X                       X
ments representing an      Duration
obligation to pay          Risks
interest and to repay
principal when the
security matures.
--------------------------------------------------------------------------------
DELAYED DELIVERY OR
WHEN-ISSUED SECURITIES
Ordinarily, the Fund       Market and
purchases securities       Interest
and pays for them in       Rate Risks
cash at the normal
trade settlement time.
When the Fund purchases
a delayed  delivery or                    X                       X
when-issued  security,
it promises to pay in
the future for example,
when the security is
actually  available for
delivery to the Fund.
The Fund's  obligation
to pay and the interest
rate it receives,  in
the case of debt sec-
urities, usually are
fixed when the Fund
promises  to pay.
Between  the date the
Fund promises to pay
and the date the sec-
urities  are  actually
received,  the Fund
receives no interest
on its investment, and
bears the risk that
the market value of
the when-issued security
may decline.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        SMALL
                                        COMPANY     S&P 500      VALUE
INVESTMENT                  RISKS       GROWTH      INDEX        EQUITY
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY    Currency,
CONTRACTS                   Political,
A contract to exchange      Diplomatic
an amount of  currency      and Regula-
on a date in the future     tory Risks
at an  agreed-upon ex-
change rate might be used
by the Fund to hedge
against changes in for-
eign currency  exchange                   X                       X
rates when the Fund
invests in  foreign
securities.  Does not
reduce price fluctua-
tions in foreign secur-
ities, or prevent losses
if the prices of those
securities decline.
-------------------------------------------------------------------------------
FUTURES                     Market,
A futures contract          Liquidity
is an agreement to buy      and Options
or sell a specific          and Futures
amount of a financial       Risks
instrument (such as an
index option) at a                        X           X           X
stated price on a stated
date.  The Fund may use
futures con tracts to
provide liquidity and to
hedge portfolio value.
-------------------------------------------------------------------------------

JUNK BONDS
Debt Securities that        Market,
are rated BB or lower       Credit,
by S&P or Ba or lower       Interest
by  Moody's. Tend to        Rate and      X
pay higher interest         Duration
rates  than higher-         Risks
rated debt securities,
but carry a higher
credit risk.

-------------------------------------------------------------------------------
OPTIONS                     Credit,
The obligation or           Informa-
right to deliver or         tion, Liq-
recieve a security or       uidity and
other instrument, index     Options
or commodity, or cash       and
payment depending           Futures       X           X           X
on the price of the         Risks
underlying security or
the performance of an
index or other benchmark.
Includes options on
specific  securities
and stock indices, and
options on stock index
futures.  May be used
in the Fund's  portfolio
to provide  liquidity
and hedge portfolio value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        SMALL
                                        COMPANY     S&P 500      VALUE
INVESTMENT                  RISKS       GROWTH      INDEX        EQUITY
--------------------------------------------------------------------------------
OTHER FINANCIAL             Counter-
INSTRUMENTS                 party,
These may include           Credit,
forward contracts, swaps,   Currency,
caps, floors and collars.   Interest
They may be used to try     Rate,
to manage the Fund's        Liquidity,
foreign currency exposure   Market        X           X           X
and other investment        and Reg-
risks, which can cause      ulatory
its net asset value         Risks
to rise or fall. The
Fund may use these fin-
ancial instruments,
commonly known as "der-
ivatives,"  to  increase
or decrease its exposure
to changing  securities
prices, interest rates,
currency exchange rates
or other factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under            Credit
which the seller of a       and
security agrees to buy      Counter-      X                       X
it back at an agreed-       party Risks
upon price and time in
the future.
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are         Liquidity
not registered, but         Risk
which are bought and
sold solely by institu-
tional investors. The
Fund considers many                       X                       X
Rule 144A securities
to be "liquid,"
although the market for
such securities typically
is less active than the
public securities markets.
--------------------------------------------------------------------------------

[ARROW ICON] TEMPORARY DEFENSIVE POSITIONS

When  securities   markets  or  economic   conditions  are  unfavorable  or
unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.


[ARROW ICON] PORTFOLIO TURNOVER

With the exception of S&P 500 Index Fund, we actively manage and trade the Funds' portfolios. Therefore, the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Funds' portfolio turnover rates for the period ended July 31, 1999 were:

       INVESCO Blue Chip Growth Fund        134%(a)
       INVESCO Dynamics Fund                 23%(b)
       INVESCO Endeavor Fund                 47%(b)
       INVESCO Growth & Income Fund          46%(b)
       INVESCO Small Company Growth Fund     41%(c)
       INVESCO S&P 500 Index Fund             2%
       INVESCO Value Equity Fund             22%(a)

(a) From September 1, 1998 to July 31, 1999
(b) From May 1, 1999 to July 31, 1999
(c) From June 1, 1999 to July 31, 1999

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turn-over rate may result in higher brokerage commissions and taxable capital gain distributions to a Fund's shareholders.


[INVESCO ICON] FUND  MANAGEMENT

INVESTMENT  ADVISER


INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $296 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Funds. INVESCO was founded in 1932 and manages over $24.1 billion for more than 924,637 shareholders of 42 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).


World Asset Management ("World") , located at 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan, is the sub-adviser to S&P 500 Index Fund. INVESCO Capital Management, Inc. ("ICM"), located at 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia, is the sub-adviser to Value Equity Fund.

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, ICM and IDI are subsidiaries of AMVESCAP PLC.


World is a general partnership organized by Munder Capital Management, a general partnership formed in December 1994 which engages in investment management and advisory services.


The following table shows the fees the Funds paid to INVESCO for its advisory services in the period ended July 31, 1999:


     ---------------------------------------------------------------------------
                                          ADVISORY FEE AS A PERCENTAGE OF
          FUND                            AVERAGE ANNUAL ASSETS UNDER MANAGEMENT
     ---------------------------------------------------------------------------
          INVESCO Blue Chip Growth Fund                 0.55% (Annualized)
          INVESCO Dynamics Fund                         0.52% (Annualized)
          INVESCO Endeavor Fund                         0.75% (Annualized)
          INVESCO Growth & Income Fund                  0.75% (Annualized)
          INVESCO Small Company Growth Fund             0.72% (Annualized)
          INVESCO S&P 500 Index Fund - Class II         0.25%
          INVESCO Value Equity Fund                     0.75% (Annualized)
     ---------------------------------------------------------------------------


[INVESCO ICON] PORTFOLIO MANAGERS

S&P 500 Index Fund is managed by a team of World portfolio managers that is collectively responsible for the investment decisions relating to the Fund.

The following individuals are primarily responsible for the day-to-day management of each Fund's portfolio holdings:

     FUND                                         PORTFOLIO MANAGER(S)
     Blue Chip Growth                             Trent E. May
                                                  Douglas J. McEldowney
     Dynamics                                     Timothy J. Miller
                                                  Thomas Wald
     Endeavor                                     Timothy J. Miller
     Growth & Income                              Trent E. May
                                                  Fritz Meyer
     Small Company Growth                         Stacie Cowell
                                                  Timothy J. Miller
                                                  Trent E. May
     Value Equity                                 Michael E. Harhai
                                                  Terrence Irrgang
     S&P 500 Index                                World Asset Management


TIMOTHY J. MILLER is the leader of INVESCO's Growth Team and the lead portfolio manager of Dynamics and Endeavor Funds and a Chartered Financial Analyst. He is also a director and senior vice president of INVESCO, where he has had progressively more responsible investment professional positions since joining the company in 1992. Before joining INVESCO, Tim was a portfolio manager with Mississippi Valley Advisors. He holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.

STACIE COWELL is the lead  portfolio  manager of Small  Company  Growth
Fund and a Chartered Financial Analyst who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining us, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhatten Bank in New York. Stacie holds a B.A. in Economics from Colgate University.


MICHAEL C. HARHAI is the portfolio manager of Value Equity Fund and a Chartered Financial Analyst who joined INVESCO Capital Management, Inc. in 1992. He is also an executive vice president of ICM. Before joining ICM, he was employed by Sovran Capital Management Corp., C&S/Sovran Capital Management and Citizens & Southern Investment Advisors, Inc. Michael holds a B.A. from the University of South Florida and an M.B.A. from the University of Central Florida.

TERRENCE IRRGANG is the co-portfolio manager of Value Equity Fund who joined INVESCO Capital Management, Inc. in 1992. He is also a vice president of ICM. Before joining ICM, he was a consultant for Towers, Perrin, Forster & Crosby. Terrence holds a B.A. from Gettysburg College and an M.B.A. from Temple University.


TRENT E. MAY is the lead portfolio manager of Growth & Income Fund and a Chartered Financial Analyst who joined INVESCO in 1996. Trent is also a vice president of INVESCO. Before joining us, he was with Munder Capital Management and SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

DOUGLAS J. MCELDOWNEY is the co-portfolio manager of Blue Chip Growth Fund who joined INVESCO in 1999. Doug is also a vice president of INVESCO. Before joining INVESCO, Doug was with Bank of America Investment Management, Inc., SunTrust Banks, Inc. and Merrill Lynch & Company, Inc. He holds a B.B.A. in Finance from University of Kentucky and an M.B.A. from the Crummer Graduate School at Rollins College.

FRITZ MEYER is the co-portfolio manager of Growth & Income Fund who joined INVESCO in 1996. He is also a vice president of INVESCO. Before joining us, he was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. Fritz holds an M.B.A. from Amos Tuck School -- Dartmouth College and an B.A. with a distinction in Economics from Dartmouth College.

THOMAS WALD is the co-portfolio manager of Dynamics Fund and a Chartered Financial Analyst who joined INVESCO in 1997. He is also a vice president of INVESCO. Before joining us, he was employed by Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

Tim Miller, Stacie Cowell, Trent May, Doug McEldowney, Fritz Meyer and Tom Wald are each members of the INVESCO Growth Team, which is led by Tim Miller.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time; Blue Chip Growth, Growth & Income and Value Equity Funds also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS


Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o are willing to grow their capital over the long term (at least five years).
o understand that shares of a Fund can, and likely will, have daily price fluctuations.
o are investing tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.


You probably do not want to invest in the Funds if you are:
o primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o speculating on short-term fluctuations in the stock markets.

[INVESCO ICON] SHARE PRICE

CURRENT  MARKET  VALUE OF FUND ASSETS
+ ACCRUED  INTEREST  AND  DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).


The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of trading on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of a Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.


The following chart shows several convenient ways to invest in the Funds. There is no charge to invest directly through INVESCO. With regard to all Funds, except S&P 500 Index Fund - Class II, there is no charge to exchange or redeem shares when you do so directly through INVESCO. However, with respect to S&P 500 Index Fund - Class II, upon a redemption or an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by that Fund for the benefit of the remaining shareholders. If you invest in a Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.


INVESCO reserves the right to increase, reduce or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.


MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs. $5,000 for S&P 500 Index Fund - Class II.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.) $1,000 for S&P 500 Index Fund - Class II.


EXCHANGE POLICY. You may exchange your shares in any of the Funds for those in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You may make up to four exchanges out of each Fund per year.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.


REDEMPTION FEE (S&P 500 INDEX FUND - CLASS II ONLY). If you exchange shares of S&P 500 Index Fund - Class II after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in S&P 500 Index Fund - Class II, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, S&P 500 Index Fund - Class II reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. S&P 500 Index Fund - Class II will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.


Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


METHOD                   INVESTMENT MINIMUM      PLEASE REMEMBER
-------------------------------------------------------------------------------
BY CHECK                 $1,000 for regular
Mail to:                 accounts;
INVESCO Funds Group,     $250 for an IRA;
Inc.,                    $50 minimum for
P.O. Box 173706,         each subsequent
Denver, CO 80217-3706.   investment.
You may send your check  S&P 500 Index
by overnight courier to: Fund-Class II -
7800 E. Union Ave.       $5,000 for regular
Denver, CO 80237.        accounts; $2,000
                         for an IRA; $1,000
                         minimum for each
                         subsequent
                         investment.
-------------------------------------------------------------------------------
BY TELEPHONE OR WIRE     $1,000.                 Payment must be
Call 1-800-525-8085 to   S&P 500 Index           received within 3
request your purchase.   Fund-Class II -         business days, or the
Then send $5,000 your    for regular             transaction may be
check by overnight       accounts; $2,000        cancelled.
courier to our           for an IRA; $1,000
street address: 7800 E.  minimum for each
Union Ave., Devner,      subsequent
CO 80237. Or you may     investment.
send your payment by
bank wire (call INVESCO
for instructions).

METHOD                   INVESTMENT MINIMUM      PLEASE REMEMBER
-------------------------------------------------------------------------------
BY TELEPHONE WITH ACH    $50.                    You must forward your
Call 1-800-525-8085 to   S&P 500 Index           bank account
request your purchase.   Fund-Class II -         information to INVESCO
INVESCO will move money  $5,000 for regular      prior to using this
from your designated     accounts; $2,000        option.
bank/credit union        for an IRA; $1,000
checking or savings      minimum for each
account in order to      subsequent invest
purchase shares, upon    ment.
your telephone
instructions, whenever
you wish.
-------------------------------------------------------------------------------
REGULAR INVESTING WITH   $50 per month for       Like all regular
EASIVEST                 EasiVest; $50           investment plans, nei
OR DIRECT PAYROLL        per pay period for      ther EasiVest nor
PURCHASE                 Direct Payroll          Direct Payroll Pur
You may enroll on your   Purchase. You may       chase ensures a profit
fund                     start or stop your      or protects against
application, or call us  regular investment      loss in a falling
for a separate           plan at any time,       market. Because you'll
form and more details.   with two weeks'         invest continually,
Investing                notice to INVESCO.      regardless of varying
the same amount on a     S&P 500 Index           price levels, con-
monthly basis            Fund-Class II -         sider your financial
allows you to buy more   $5,000 for regular      ability to keep buying
shares when prices are   accounts; $2,000        through low price
low and fewer shares     for an IRA; $1,000      levels. And remember
when prices are high.    minimum for each        that you will lose
This "dollar cost        subsequent invest       money if you redeem
averaging" may help      ment.                   your shares when the
offset market fluctua-                           market value of all
tions. Over a period of                          your shares is less
time, your average cost                          than their cost.
per share may be less
than the actual average
price per share.
-------------------------------------------------------------------------------
BY PAL(R)                $1,000. (The            Be sure to write down
Your "Personal Account   exchange minimum        the confirmation
Line" is available for   is $250 for             number provided by
subsequent purchases     subsequent pur          PAL(R). Pay ment must be
and exchanges 24         chases requested        received within 3
hours a day.             by telephone.)          business days, or the
Simply call              S&P 500 Index           transaction may be
1-800-525-8085.          Fund-Class II -         cancelled.
                         $5,000 for regular
                         accounts; $2,000
                         for an IRA; $1,000
                         minimum for each
                         subsequent invest
                         ment.
------------------------------------------------------------------------------
BY EXCHANGE              $1,000 to open a        See "Exchange Policy."
Between two INVESCO      new account; $50
funds. Call              for written
1-800-525-8085 for       requests to pur
prospectuses of          chase additional
other INVESCO funds.     shares for an
Exchanges                existing account.
may be made by phone or  (The exchange
at our Web site at       minimum is $250
www.invesco.com. You     for exchanges
may also establish an    requested by
automatic monthly        telephone.)
exchange service between S&P 500 Index
two INVESCO funds; call  Fund-Class II -
us for further details   $5,000 for regular
and the correct form.    accounts; $2,000
                         for an IRA; $1,000
                         minimum for each
                         subsequent invest-
                         ment.


DISTRIBUTION EXPENSES. We have adopted a Plan and Agreement of Distribution (commonly known as a "12b-1 Plan") for the Funds. The 12b-1 fees paid by each Fund are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials, as well as to pay for certain distribution-related and other services. These services include compensation to third party brokers, financial advisers and financial services companies that sell Fund shares and/or service shareholder accounts.

Under the Plan, each Fund's payments are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. If distribution expenses for a Fund exceed these computed amounts, INVESCO pays the difference.

[INVESCO ICON] YOUR ACCOUNT SERVICES

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, WWW.INVESCO.COM.

Unless you decline the telephone transaction privileges,  when you fill out and sign the new  account  Application,  a Telephone  Transaction  Authorization
Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

The following chart shows several convenient ways to sell your Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 15 days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), each Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.


REDEMPTION FEE (S&P 500 INDEX FUND - CLASS II ONLY). If you exchange or redeem shares of S&P 500 Index Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in S&P 500 Index Fund, to avoid transactions and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, S&P 500 Index Fund - Class II reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the S&P 500 Index Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. S&P 500 Index Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/ exchange fee will be assessed on the current net asset value of those shares.

METHOD                   MINIMUM REDEMPTION         PLEASE REMEMBER

-------------------------------------------------------------------------------
BY TELEPHONE             $250 (or, if less,         INVESCO's telephone
Call us toll-free at:    full liquidation of        redemption privileges
1-800-525-8085.          the account) for a         may be modified or
                         redemption check;          terminated in the
                         $1,000 for a wire to       Future at INVESCO's
                         your bank of record.       discretion.
                         The maximum amount
                         which may be redeemed
                         by telephone is
                         generally $25,000.
-------------------------------------------------------------------------------

IN WRITING               Any amount.                The redemption
Mail your request to                                request must be
INVESCO Funds Group,                                signed by all
Inc., P.O. Box                                      registered account
173706, Denver, CO                                  owners. Payment will
80217-3706. You may                                 be mailed to your
also send your                                      address as it appears
request by overnight                                on INVESCO's records,
courier to 7800 E.                                  or to a bank
Union Ave.,                                         designated by you in
Denver, CO 80237.                                   writing.
-------------------------------------------------------------------------------
BY TELEPHONE WITH ACH    $50.                       You must forward your
Call 1-800-525-8085                                 bank account
to request your                                     information to
redemption.  INVESCO                                INVESCO prior to
will automatically                                  using this option.
pay the proceeds into
your designated bank
account.
-------------------------------------------------------------------------------
BY EXCHANGE              $250 for exchanges         See "Exchange Policy."
Between two INVESCO      requested by               When opening a new
funds. Call              telephone.                 account, investment
1-800-525-8085 for       S&P 500 Index              minimums apply.
prospectuses of other    Fund-Class II -
INVESCO funds.           $1,000 for purchases
Exchanges may be made    requested by
by phone or at our       telephone.
Web  site at
www.invesco.com.
You may also estab-
lish  an  automatic
monthly exchange
service between two
INVESCO funds; call
us for further
details and the
correct form.

-------------------------------------------------------------------------------
PERIODIC WITHDRAWAL      $100 per payment on a      You must have at
PLAN                     monthly or quarterly       least $10,000 total
You may call us to       basis. The redemption      invested with the
request the              check may be made          INVESCO funds with at
appropriate form and     payable to any party       least $5,000 of that
more information at      you designate.             total invested in
1-800-525-8085.                                     the fund from which
                                                    withdrawals will be
                                                    made.
-------------------------------------------------------------------------------
PAYMENT TO THIRD         Any amount.                All registered
PARTY                                               account owners must
Mail your request to                                sign the request,
INVESCO Funds Group, Inc.,                          with signature
P.O. Box 173706                                     guarantees from an
Denver, CO 80217-3706.                              eligible guarantor
                                                    financial institution,
                                                    such as a  commercial
                                                    bank or a  recognized
                                                    national  or   regional
                                                    securities firm.

[GRAPH ICON] TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of each Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Funds as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, with respect to Blue Chip Growth, Dynamics, Endeavor and Small Company Growth Funds, and quarterly, with respect to Growth & Income, S&P 500 Index and Value Equity Funds, or at such other times as the Funds may elect.


A Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.


Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. A Fund's NAV will drop by the amount of the distribution on the day the distribution is made. If you buy shares of a Fund just before a distribution, you may wind up "buying a dividend." This means that if the Fund makes a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends   and  capital   gain   distributions   paid  by  each  Fund  are
automatically reinvested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, are included in INVESCO Stock Funds, Inc.'s 1999 Annual Report to Shareholders which is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.


                             PERIOD
                             ENDED
                             JULY 31                        YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND       1999(a)     1998        1997        1996        1995        1994
PER SHARE DATA
Net Asset Value -
  Beginning of Period     $ 5.15      $ 6.06      $ 5.44      $ 5.33      $ 5.34      $ 5.28
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income(b)    0.00        0.02        0.01        0.03        0.05        0.03
Net Gains on Securities
 (Both Realized and
 Unrealized)                2.11        0.69        1.39        0.95        0.49        0.11
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
  OPERATIONS                2.11        0.71        1.40        0.98        0.54        0.14
--------------------------------------------------------------------------------------------------
Less Distributions
Dividends from Net
  Investment Income(c)      0.00        0.02        0.01        0.03        0.05        0.03
Distributions from
  Capital Gains             0.51        1.60        0.77        0.84        0.50        0.05
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS         0.51        1.62        0.78        0.87        0.55        0.08
--------------------------------------------------------------------------------------------------
Net Asset Value -
 End of Period            $ 6.75      $ 5.15      $ 6.06      $ 5.44      $ 5.33      $ 5.34
==================================================================================================

TOTAL RETURN              42.06%(d)   13.42%      28.14%      20.23%      12.05%       2.52%

RATIOS
Net Assets - End of
 Period ($000 Omitted)  $1,232,908  $747,739    $709,220    $596,726    $501,285    $488,411
Ratio of Expenses to
 Average Net Assets     1.03%(e)(f)   1.04%(e)    1.07%(e)    1.05%(e)    1.06%       1.03%
Ratio of Net Investment
 Income to Average Net
 Assets                  (0.08%)(f)   0.37%       0.22%       0.64%       1.07%        0.47%
Portfolio Turnover Rate     134%(d)    153%        286%        207%        111%          63%


(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.
(c) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f)  Annualized


                           PERIOD ENDED
                             JULY 31                          YEAR ENDED APRIL 30
--------------------------------------------------------------------------------------------------
DYNAMICS FUND               1999(a)     1999        1998        1997        1996        1995
PER SHARE DATA
Net Asset Value -
 Beginning of Period        $18.15    $16.41      $12.02      $13.61      $11.38      $10.15
--------------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT OPERATIONS
Net Investment
  Income (Loss)(b)            0.00      0.00       (0.05)      (0.04)       0.02        0.03
Net Gains or Losses
 on Securities
 (Both Realized
 and Unrealized)              1.24      3.04        6.39       (0.19)       3.94        1.34
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                    1.24      3.04        6.34       (0.23)       3.96        1.37
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income (c)        0.00      0.00        0.00        0.00        0.02        0.03
Distributions from
 Capital Gains                0.00      1.30        1.95        1.36        1.71        0.11
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS           0.00      1.30        1.95        1.36        1.73        0.14
--------------------------------------------------------------------------------------------------
Net Asset Value -
 End of Period              $19.39    $18.15      $16.41      $12.02      $13.61      $11.38
==================================================================================================

TOTAL RETURN               6.83%(d)   20.83%      56.42%     (2.34%)      36.32%      13.57%

RATIOS
Net Assets - End of
 Period ($000 Omitted)  $2,471,482 $2,044,321 $1,340,299    $762,396     $778,416   $421,600
Ratio of Expenses to
 Average Net Assets     1.03%(e)(g)  1.05%(e)   1.08%(e)    1.16%(e)     1.14%(e)   1.20%(f)
Ratio of Net
Investment Income
 (Loss) to Average       (0.32%)(g)   (0.41%)    (0.43%)     (0.31%)       0.16%    0.33%(f)
 Net Assets
Portfolio Turnover Rate      23%(d)     129%       178%        204%         196%        176%


(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended July 31, 1999 and for the year ended April 30, 1999.
(c) Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Various expenses of the Fund were voluntarily absorbed by INVESCO for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.
(g) Annualized

                                          PERIOD ENDED         PERIOD ENDED
                                          JULY 31              April 30
--------------------------------------------------------------------------------
                                           1999(a)(b)           1999(c)
INVESCO ENDEAVOR FUND
PER SHARE DATA
Net Asset Value -
 Beginning of Period                       $16.32               $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                        (0.03)               (0.03)
Net Loss on Securities (Both
 Realized and Unrealized)                    0.32                 6.35
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             0.29                 6.32
--------------------------------------------------------------------------------
Net Asset Value - End of Period            $16.61               $16.32
================================================================================

TOTAL RETURN                             1.78%(d)            63.20%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)  $109,532              $72,592
Ratio of Expenses to Average
 Net Assets(e)                           1.49%(f)             1.43%(f)
Ratio of Net Investment Loss
 to Average Net Assets                 (0.83%)(f)           (0.55%)(f)
Portfolio Turnover Rate                    47%(d)              107%(d)


(a) From May 1, 1999 to July 31, 1999.
(b) The per share information was computed using average shares.
(c) From October 28, 1998, commencement of investment operations, to April 30, 1999.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized

                                          PERIOD ENDED         PERIOD ENDED
                                          JULY 31              April 30
--------------------------------------------------------------------------------
                                           1999(a)              1999(b)
GROWTH & INCOME FUND
PER SHARE DATA
Net Asset Value -
 Beginning of Period                       $14.54               $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                       0.00                 0.00
Net Loss on Securities (Both
 Realized and Unrealized)                    0.83                 5.22
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             0.83                 5.22
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Capital Gains             0.00                 0.68
--------------------------------------------------------------------------------
Net Asset Value - End of Period            $15.37               $14.54
================================================================================

TOTAL RETURN                             5.71%(d)            53.07%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)   $61,316              $53,994
Ratio of Expenses to Average
 Net Assets(e)(f)                        1.52%(g)             1.52%(g)
Ratio of Net Investment Loss
 to Average Net Assets (f)             (0.45%)(g)           (0.25%)(g)
Portfolio Turnover Rate                    46%(d)              121%(d)


(a) From the period May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the periods ended July 31, 1999 and April 30, 1999.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(f) Various expenses of the Fund were voluntarily absorbed by INVESCO for the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.75% (annualized) and 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.68%) (annualized) and (0.44%) (annualized), respectively.
(g) Annualized

                             PERIOD
                             ENDED
                             JULY 31                        YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------
                             1999(a)    1999        1998        1997        1996        1995
SMALL COMPANY GROWTH FUND
PER SHARE DATA
Net Asset Value -
 Beginning of Period        $12.08    $11.90      $12.82      $14.38       $9.37       $11.40
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income
 (Loss)(b)                    0.00      0.00        (0.06)      (0.07)     (0.06)       0.04
Net Gains or (Losses) on
 Securities (Both
 Realized and Unrealized)     1.53      1.35         2.56       (0.96)      5.25        0.46
--------------------------------------------------------------------------------------------------
TOTAL FROM  INVESTMENT
 OPERATIONS                   1.53      1.35         2.50       (1.03)      5.19        0.50
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income            0.00      0.00         0.00        0.00       0.00        0.04
Distributions from
 Capital Gains                0.00      1.17         3.42        0.53       0.18        2.49
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS           0.00      1.17         3.42        0.53       0.18        2.53
--------------------------------------------------------------------------------------------------
Net Asset Value End
 of Period                  $13.61    $12.08       $11.90      $12.82     $14.38       $9.37
==================================================================================================

TOTAL RETURN              12.67%(c)   12.91%       22.65%     (7.08%)     55.78%       4.98%

RATIOS
Net Assets - End of
 Period  ($000 Omitted)    $452,861 $318,109    $272,619     $294,259   $370,029    $153,727
Ratio of Expenses to
 Average Net Assets(d)  1.50%(e)(f) 1.51%(e)    1.48%(e)     1.52%(e)   1.48%(e)       1.49%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets(d)   (0.69%)(f)  (0.58%)     (0.42%)      (0.55%)    (0.78%)       0.41%
Portfolio Turnover Rate      41%(c)     203%        158%         216%       221%        228%


(a)  From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the period ended July 31, 1999 and for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.62% (annualized), 1.59%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.81%) (annualized), (0.66%), (0.57%) and 0.38%, respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
(f)  Annualized

                                    Year Ended July 31      Period ended July 31
--------------------------------------------------------------------------------
                                           1999                 1998(a)
S&P 500 INDEX FUND -  CLASS II
PER SHARE DATA
Net Asset Value
 Beginning of Period                       $12.14               $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                        0.14                 0.07
Net Gains on Securities
 (Both Realized and
 Unrealized)                                 2.29                 2.14
--------------------------------------------------------------------------------
TOTAL FROM  INVESTMENT
 OPERATIONS                                  2.43                 2.21
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividens from Net
  Investment Income                          0.13                 0.07
Distributions from
  Capital Gain                               0.05                 0.00
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          0.18                 0.07
--------------------------------------------------------------------------------
Net Asset Value -
 End of Period                             $14.39               $12.14
================================================================================

TOTAL RETURN(b)                            20.09%            22.11%(c)

RATIOS
Net Assets - End of Period
 ($000 Omitted)                           $64,613              $15,065
Ratio of Expenses to                        0.60%
 Average Net Assets(d)(e)                                      0.62%(f)
Ratio of Net Investment
 Income to  Average
 Net Assets(e)                              1.06%              1.52%(f)
Portfolio Turnover Rate                        2%              0%(c)(g)


(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.
(b) The applicable redemption fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
(e) Various expenses of the Fund were voluntarily absorbed by INVESCO for the year ended July 31, 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99% and 1.71% (annualized) and ratio of net investment income (loss) to average net assets would have been 0.67% and 0.42% (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.


                             PERIOD
                             ENDED
                             JULY 31                        YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------
VALUE EQUITY FUND           1999(a)     1998        1997        1996        1995        1994
PER SHARE DATA
Net Asset Value -
 Beginning of Period        $25.68      $28.30      $22.24      $19.53      $18.12      $17.79
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income         0.17        0.26        0.35        0.35        0.39        0.36
Net Gains or (Losses)
 on Securities (Both
 Realized and Unrealized)     6.25      (0.43)        6.62        3.09        2.58        1.20
--------------------------------------------------------------------------------------------------
TOTAL FROM  INVESTMENT
 OPERATIONS                   6.42      (0.17)        6.97        3.44        2.97        1.56
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income            0.17        0.26        0.35        0.35        0.39        0.31
In Excess of Net
 Investment Income(b)         0.00        0.00        0.00        0.00        0.00        0.04
Distributions from
 Capital Gains                2.32        2.19        0.56        0.38        1.17        0.88
--------------------------------------------------------------------------------------------------
Total Distributions           2.49        2.45        0.91        0.73        1.56        1.23
--------------------------------------------------------------------------------------------------
Net Asset Value -
 End of Period              $29.61      $25.68      $28.30      $22.24      $19.53      $18.12
==================================================================================================

TOTAL RETURN             25.41%(c)     (1.06%)      32.04%      17.77%      17.84%       9.09%

RATIOS
Net Assets - End of
 Period ($000 Omitted)    $369,982    $349,984    $369,766    $200,046    $153,171    $111,850
Ratio of Expenses to
 Average Net Assets(d) 1.27%(e)(f)    1.15%(e)    1.04%(e)    1.01%(e)       0.97%       1.01%
Ratio of Net Investment
 Income to Average Net
 Assets (d)               0.63%(f)       0.86%       1.35%       1.64%       2.17%       1.80%
Portfolio Turnover Rate     22%(c)         48%         37%         27%         34%         53%

(a)  From  September 1, 1998 to July 31, 1999,  the Fund's  currect  fiscal year end.
(b) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the period ended July 31, 1999 and for the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 1.38% (annualized) and 1.19%, respectively, and the ratio of net investment income to average net assets would have been 0.52% (annualized) and 0.82%, respectively.
(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
(f)  Annualized

   August 31, 1999

   INVESCO STOCK FUNDS, INC.

      INVESCO BLUE CHIP GROWTH FUND
      INVESCO DYNAMICS FUND
      INVESCO ENDEAVOR FUND
      INVESCO GROWTH & INCOME  FUND
      INVESCO SMALL  COMPANY  GROWTH FUND
      INVESCO S&P 500 INDEX FUND - CLASS II
      INVESCO VALUE EQUITY FUND

     You may obtain additional information about the Funds from several sources:

     FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

     STATEMENT OF ADDITIONAL INFORMATION. The SAI dated August 31, 1999 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


     INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at www.invesco.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

     To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. Information on the Public Reference Section can be obtained by calling 1-800-SEC-0330. The SEC file numbers for the Funds are 811-1474 and 002-26125.






















811-1474

PROSPECTUS | August 31, 1999
-------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
-------------------------------------------------------------------------------

INVESCO STOCK  FUNDS, INC.

INVESCO S&P 500 INDEX FUND -- CLASS I

A NO-LOAD MUTUAL FUND SEEKING LONG-TERM CAPITAL APPRECIATION.


TABLE OF CONTENTS

Investment Goals And Strategies.................41
Fund Performance................................41
Fees And Expenses...............................42
Investment Risks................................44
Risks Associated With Particular Investments....45
Temporary Defensive Positions...................47
Fund Management.................................47
Portfolio Managers..............................47
Potential Rewards...............................48
Share Price.....................................48
How To Buy Shares...............................49
Your Account Services...........................52
How To Sell Shares..............................52
Taxes...........................................54
Dividends And Capital Gain Distributions........55
Financial Highlights............................56







                              [INVESCO ICON]
                                  INVESCO


 The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]       Investment Objectives & Strategies

[ARROW ICON]     Potential Investment Risks

[GRAPH ICON]     Past Performance & Potential Advantages

[INVESCO ICON]   Working With INVESCO
--------------------------------------------------------------------------------
[KEY ICON] INVESTMENT GOALS AND STRATEGIES

FOR MORE DETAILS ABOUT THE FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.


INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Fund.


The Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or "Index"). The Fund invests in the stocks that make up the Index, in approximately the same proportions.


The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders or the general public regarding the advisability of investing in the Fund or the ability of the S&P 500 to track general stock performance. S&P has no direct relationship with the Fund other than the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is composed by S&P without regard to the Fund.

[ARROW ICON] The Fund is not actively managed; instead, the Fund seeks to track the performance of the S&P 500. Therefore, when the S&P 500 drops, the value of shares of the Fund drops accordingly. The Fund makes no effort to hedge against price movements in the S&P 500. Due to purchases and sales of portfolio securities to meet investor purchases and redemptions, the Fund will not have a 100% correlation to the performance of the Index. However, under normal circumstances, the Fund expects to have at least a 95% correlation to the performance of the S&P 500.

Other principal risks involved in investing in the Fund are market, liquidity, derivatives, options and futures and counterparty risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual funds, there is always a risk that you can lose money on your investment in the Fund.


[GRAPH ICON] FUND PERFORMANCE


The bar chart below shows the Fund's actual yearly performance for the years ended December 31 (commonly known as its "total return") since inception. The table below shows average annual total return for various periods ended December 31, 1998 for the Fund compared to the S&P 500 Composite Index. The information in the chart and table illustrates the variability of the Fund's returns and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.(1)

Actual Annual Total Return (2)(3)(4)

The bar chart shows the S&P 500 Index
Fund - Class I's actual yearly performance for the year ended December 31.

Best calendar qtr.    12/98   21.33%
Worse calendar qtr.    9/98  (9.22%)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL RETURN(2)
                              AS OF 12/31/98
--------------------------------------------------------------------------------
                                  1 YEAR             SINCE INCEPTION
--------------------------------------------------------------------------------
S&P 500 Index Fund - Class I      29.85%                 33.32%(4)
S&P 500 Index                     28.58%                 19.17%
--------------------------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market.
(2) Total return figures include reinvested dividends and capital gain distributions, and include the effect of the Fund's expenses.
(3) Year to date return for the Fund was 11.97% for the calendar quarter ended June 30, 1999.
(4) The Fund commenced operations on December 23, 1997.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

S&P 500 INDEX FUND - CLASS I

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                      None
Maximum Deferred Sales Charge (Load)                       None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                        None
Redemption Fee (as a percentage of amount redeemed)        1.00%*
Exchange Fee                                               1.00%*
Maximum Account Fee                                        None

* A 1% fee shall be imposed on redemptions or exchanges held three months or less.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

S&P 500 INDEX FUND -- CLASS I
Management Fees                                           0.25%
Distribution and Service (12b-1) Fees                     None
Other Expenses(1)(2)                                      1.19%
Total Annual Fund Operating Expenses(1)(2)(3)             1.44%

(1)The Fund's Actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under expense offset arrangements.

(2)The expense information presented in the table has been restated to reflect a change in the administrative services fee.

(3)Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment to the Fund. After absorption, the Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" were 0.37% and 0.62%, respectively.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and assumes that the Fund's expenses remained the same. Although the Fund's actual costs and performance may be higher or lower, based on these assumptions your costs would have been:


                   1 year     3 years   5 years  10 years

                   $147       $456      $787     $1,724

[ARROW ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE  LOSS  OF   INVESTMENT.   A  mutual  fund  cannot   guarantee  its
performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.


VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.


NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

YEAR 2000. Many computer  systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Fund could be adversely affected.

In addition, the markets for, or values of, securities in which the Fund invests may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Fund's investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

[ARROW ICON] RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS


You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.


MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of your Fund's investments. Certain stocks included in the Fund's portfolio may decline in value more than the overall stock market.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.


DERIVATIVES RISK

A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk as described below.


OPTIONS AND FUTURES RISK

Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

COUNTERPARTY RISK


This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

-------------------------------------------------------------------
INVESTMENT                                 RISKS
-------------------------------------------------------------------
FUTURES
 A futures contract is an agreement to     Market, Liquidity and
 buy or sell a specific amount of a        Options and Futures
 financial instrument (such as an index    Risks
 option) at a stated price on a stated
 date.  The Fund may use futures
 contracts to provide liquidity and to
 hedge portfolio value.
-------------------------------------------------------------------
OPTIONS
 The obligation or right to deliver or     Credit, Information,
 receive a security or other instrument,   Liquidity and Options
 index or commodity, or cash payment       and Futures Risks
 depending on the price of the underlying
 security or the performance of an index
 or other benchmark.  Includes options on
 specific securities and stock indices,
 and options on stock index futures.  May
 be used in the Fund's portfolio to
 provide liquidity and hedge portfolio
 value.
-------------------------------------------------------------------

[ARROW ICON] TEMPORARY DEFENSIVE POSITIONS

When  securities   markets  or  economic   conditions  are  unfavorable  or
unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON] FUND MANAGEMENT

INVESTMENT ADVISER


INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $296 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Fund. INVESCO was founded in 1932 and manages over $24.1 billion for more than 924,637 shareholders of 42 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).


World Asset Management ("World"), located at 255 Brown Street Centre, 2nd Floor, Birmingham, Michigan, is the sub-adviser to the Fund.

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI") is the Fund's distributor and is responsible for the sale of the Fund's shares.


INVESCO and IDI are subsidiaries of AMVESCAP PLC. World is a general partnership organized by Munder Capital Management, a general partnership formed in December 1994 which engages in investment management and advisory services.

The Fund's advisory fee as a percentage of average annual assets under management in the year ended July 31, 1999 was 0.25%.


[INVESCO ICON] PORTFOLIO MANAGERS

The Fund is managed by a team of World portfolio managers that are collectively responsible for the investment decisions relating to the Fund.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The  Fund  is  offered  only  to  institutional   investors  and  qualified
retirement plans. The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index, but cannot guarantee that performance. The Fund seeks to minimize risk by tracking general stock performance.

SUITABILITY FOR INVESTORS


Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o    are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o    primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o    speculating on short-term fluctuations in the stock markets.


[INVESCO ICON] SHARE PRICE

CURRENT  MARKET  VALUE OF FUND ASSETS
+ ACCRUED  INTEREST  AND  DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).


The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of trading on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.


NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of the Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US
BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

This  Fund  is  offered  only  to  institutional   investors  and  qualified
retirement plans. This Fund is not available to retail investors.

The following chart shows several convenient ways to invest in the Fund. There is no charge to invest when you make transactions directly through INVESCO. There is generally no charge to exchange or redeem shares when you do so directly through INVESCO. However, upon a redemption or an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. If you invest in the Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

INVESCO reserves the right to increase, reduce or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

MINIMUM INITIAL INVESTMENT. $250,000.

MINIMUM SUBSEQUENT INVESTMENT. $25,000.

EXCHANGE POLICY. You may exchange your shares in the Fund for those in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following  policies  governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You may make up to four exchanges out of the Fund per year.


o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under
  Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.


REDEMPTION FEE. If you exchange shares of the Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, S&P 500 Index Fund - Class II reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.


Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).


METHOD                   INVESTMENT MINIMUM         PLEASE REMEMBER
-------------------------------------------------------------------------------
BY CHECK                 $250,000 for
Mail to:                 regular accounts;
INVESCO Funds Group,     $25,000 minimum
Inc.,                    for each sub-
P.O. Box 173706,         sequent
Denver, CO 80217-3706.   investment.
You may send your check
by overnight courier to:
7800 E. Union Ave.
Denver, CO 80237.

METHOD                   INVESTMENT MINIMUM         PLEASE REMEMBER
-------------------------------------------------------------------------------
BY TELEPHONE OR WIRE     $250,000; $25,000          Payment must be
Call 1-800-525-8085 to   minimum for each           received within 3
request                  subsequent                 business days, or the
your purchase. Then      investment.                transaction may be
send your                                           cancelled.
check by overnight
courier to our
street address: 7800 E.
Union Ave.,
Denver, CO 80237. Or you
may
send your payment by
bank wire (call INVESCO
for
instructions).
-------------------------------------------------------------------------------

BY TELEPHONE WITH ACH    $50.                       You must forward your
Call 1-800-525-8085 to   You must fulfill           bank account information
request your pur chase.  the minimum                to INVESCO prior to
INVESCO will move money  initial investment         using this option.
from your designated     requirements
bank/credit union check  before using this
ing or savings account   option
in order to purchase
shares,  upon your
telephone  instructions,
whenever your wish.

-------------------------------------------------------------------------------
REGULAR INVESTING WITH   Not available to           Like all regular
EASIVEST                 Class I pur-                investment plans, nei
OR DIRECT PAYROLL        chasers or                 ther EasiVest nor
PURCHASE                 shareholders.              Direct Payroll Pur
You may enroll on your                              chase ensures a profit
fund                                                or protects against
application, or call us                             loss in a falling
for a separate                                      market. Because you'll
form and more details.                              invest continually,
Investing                                           regardless of varying
the same amount on a                                price levels, con
monthly basis                                       sider your financial
allows you to buy more                              ability to
shares when prices are                              keep buying through
low and fewer shares                                low price levels. And
when prices are high.                               remember that you will
This "dollar cost averag                            lose money if you
ing" may help offset                                redeem your shares
market fluctuations.                                when the market value
Over a period of time,                              of all your shares is
your average cost per                               less than their cost.
share may be less than
the actual average price
per share.
-------------------------------------------------------------------------------
BY PAL(R)                $25,000                    Be sure to write down
Your "Personal Account                              the confirmation
Line" is available for                              number provided by
subsequent purchases                                PAL(R). Pay ment must be
and exchanges 24                                    received within 3
hours a day.                                        business days, or the
Simply call                                         transaction may be
1-800-525-8085.                                     cancelled.

------------------------------------------------------------------------------
BY EXCHANGE              $250,000 to open a        See "Exchange Policy."
Between two INVESCO      new account; $50,000
funds. Call              for written
1-800-525-8085 for       requests to purchase
prospectuses of          additional shares.
other INVESCO funds.     (The exchange
Exchanges                minimum is $1,000
may be made by phone or  for exchanges
at our Web site at       requested by
www.invesco.com. You     telephone.)
may also establish an
automatic monthly
exchange service between
two INVESCO funds; call
us for further details
and the correct form.

[INVESCO ICON] YOUR ACCOUNT SERVICES

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, WWW.INVESCO.COM.

Unless you decline the telephone transaction privileges,  when you fill out and sign the new  account  Application,  a Telephone  Transaction  Authorization
Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US
BEFORE 4:00 P.M. EASTERN TIME.

The following chart shows several convenient ways to sell your Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times - particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 15 days.


REDEMPTION  FEE. If you exchange or redeem shares of the Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transactions and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, S&P 500 Index Fund - Class II reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

METHOD                    MINIMUM REDEMPTION            PLEASE REMEMBER
-------------------------------------------------------------------------------
BY TELEPHONE              $1,000 (or, if less,          INVESCO's telephone
Call us toll-free at:     full liquidation of           redemption privileges
1-800-525-8085            the account) for a            may be modified or
                          redemption check;             terminated in the
                          $1,000 for a wire to          future at INVESCO's
                          your bank of record.          discretion.
-------------------------------------------------------------------------------
IN WRITING                Any amount.                  The redemption
Mail your request to                                   request must be
INVESCO Funds Group,                                   signed by all
Inc., P.O. Box                                         registered account
173706, Denver, CO                                     owners. Payment will
80217-3706. You may                                    be mailed to your
also send your                                         address as it appears
request by overnight                                   on INVESCO's
courier to 7800 E.                                     records,
Union Ave.,                                            or to a bank
Denver, CO 80237.                                      designated by you
                                                       in  writing.

-------------------------------------------------------------------------------
BY TELEPHONE WITH ACH     $50.                         You must forward your
Call 1-800-525-8085                                    bank account
to request your                                        information to
redemption.  INVESCO                                   INVESCO prior to
will automatically                                     using this option.
pay the proceeds into
your designated bank
account.

METHOD                   MINIMUM REDEMPTION            PLEASE REMEMBER
-------------------------------------------------------------------------------
BY EXCHANGE              $250 for exchanges            See "Exchange Policy."
Between two INVESCO      requested by                  When opening a new
funds. Call              telephone.                    account, investment
1-800-525-8085 for                                     minimums apply.
prospectuses of other
INVESCO  funds.
Exchanges  may  be
made  by  phone  or
at  our  Web site at
www.invesco.com.
You may also establish
an automatic  monthly
exchange service
between two INVESCO
funds; call us for
further details and
the correct form.

-------------------------------------------------------------------------------
PERIODIC WITHDRAWAL      This option is not
PLAN                     available to
You may call us to       shareholders of the
request the              Fund.
appropriate form and
more information at
1-800-525-8085.
-------------------------------------------------------------------------------
PAYMENT TO THIRD         Any amount.                   All registered
PARTY                                                  account owners must
Mail your request to                                   sign the request,
INVESCO Funds Group,                                   with signature
Inc., P.O. Box 173706                                  guarantees from an
Denver, CO                                             eligible guarantor
80217-3706.                                            financial
                                                       institution, such as
                                                       a  commercial  bank or
                                                       a recognized national or
                                                       regional   securities
                                                       firm.

[GRAPH ICON] TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Fund.

The Fund customarily  distributes to its shareholders  substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Fund as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN  DISTRIBUTIONS

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS).

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly, or at such other times as the Fund may elect.


The Fund also realizes capital gains and losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.


Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. The Fund's NAV will drop by the amount of the distribution on the day the distribution is made. If you buy shares of the Fund just before a distribution, you may wind up "buying a dividend." This means that if the Fund makes a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, are included in the INVESCO Stock Funds, Inc.'s 1999 Annual Report to Shareholders which is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                        YEAR ENDED             PERIOD ENDED
                                        JULY 31, 1999          JULY 31, 1998(a)
-------------------------------------------------------------------------------
S&P 500 INDEX FUND- CLASS I
PER SHARE DATA
Net Asset Value -
 Beginning of Period                     $12.01                $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.18                  0.11
Net Gains on Securities (Both
  Realized and Unrealized)                 2.26                  1.98
-------------------------------------------------------------------------------
TOTAL FROM  INVESTMENT  OPERATIONS         2.24                  2.09
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income       0.19                  0.08
Distributions from Capital Gains           0.05                  0.00
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.24                  0.24
-------------------------------------------------------------------------------
Net Asset Value - End of Period          $14.21                $12.01
===============================================================================

TOTAL RETURN(b)                          20.40%             20.93%(c)

RATIOS
Net Assets - End of Period
 ($000 Omitted)                          $4,420                $3,259
Ratio of Expenses to Average Net
 Assets(d)(e)                             0.35%              0.46%(f)
Ratio of Net Investment Income to
 Average Net Assets(e)                    1.36%              1.96%(f)
Portfolio Turnover Rate                      2%              0%(c)(g)


(a)  From December 23, 1997, commencement of operations, to July 31, 1998.
(b) The applicable redemption fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(e) Various expenses of the Fund were voluntarily absorbed by INVESCO for the year eneded July 31, 1999 and for the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.54% and (0.09%) (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

AUGUST 31, 1999

INVESCO STOCK FUNDS, INC.

       INVESCO S&P 500 INDEX FUND - CLASS I

You may obtain additional information about the Fund from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated August 31, 1999 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated in this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.


INTERNET. The Prospectus, SAI, annual report and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. Information on the Public Reference Section can be obtained by calling 1-800-SEC-0330. The SEC file numbers for the Fund are 811-1474 and 002-26125.




























811-1747

                      STATEMENT OF ADDITIONAL INFORMATION

                            INVESCO STOCK FUNDS, INC.

                          INVESCO Blue Chip Growth Fund
                              INVESCO Dynamics Fund
                              INVESCO Endeavor Fund
                          INVESCO Growth & Income Fund
                        INVESCO Small Company Growth Fund
                  INVESCO S&P 500 Index Fund - Classes I and II
                            INVESCO Value Equity Fund




Address:                                  Mailing Address:

7800 E. Union Ave., Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085



                                 August 31, 1999

------------------------------------------------------------------------------

A Prospectus for INVESCO Blue Chip Growth, INVESCO Dynamics, INVESCO Endeavor, INVESCO Growth & Income, INVESCO Small Company Growth, INVESCO S&P 500 Index - Class II and INVESCO Value Equity Funds dated August 31, 1999, and a Prospectus for INVESCO S&P 500 Index Fund - Class I dated August 31, 1999, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, copies of the current Prospectuses of the Funds, SAI and current annual and semi-annual reports by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085. Copies of the Prospectus for Blue Chip Growth , Dynamics, Endeavor, Growth & Income, Small Company Growth, S&P 500 Index - Class II and Value Equity Funds are also available through the INVESCO web site at www.invesco.com.

Table of Contents

The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60

Investments, Policies and Risks  . . . . . . . . . . . . . . . . . . . . . . .61

Management of the Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . .81

Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . .111

Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . . . . 112

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .115

Tax Consequences of Owning Shares of a Fund . . . . . . . . . . . . . . . . .116

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .122

Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .200

THE COMPANY

The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for periods prior to July 1, 1993 relates to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Company as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as the INVESCO Endeavor Fund. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Blue Chip Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund - Classes I and II, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust.

The Company is an open-end, diversified, no-load management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth &
Income Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund - Classes I and II and INVESCO Value Equity Fund (the "Funds"). Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for each portfolio at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares. However, the Funds, with the exception of S&P 500 Index Fund - Class I, do pay a 12b-1 distribution fee which is computed and paid monthly at an annual rate of 0.25% of each Fund's average net assets.


Although S&P 500 Index Fund attempts to mirror the performance of the S&P 500 Composite Stock Price Index, the Fund is not affiliated in any way with Standard & Poor's. S&P is not involved in the determination of the prices and amount of the securities bought by the Fund, the sale of Fund shares or the calculation of the equation by which Fund shares are to be converted into cash.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, shareholders of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.


CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' adviser, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.


DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Each Fund, with the exception of S&P 500 Index Fund, may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P.


Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by the adviser to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least B by S&P and Moody's.


A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, a Fund's investment adviser attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B and Caa) are of poorer quality and also have speculative characteristics. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the market value of the convertible security generally will rise above investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.


EUROBONDS AND YANKEE BONDS (ALL FUNDS, EXCEPT S&P 500 INDEX FUND) -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.


FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investment in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investment in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS


GENERAL. As discussed in the Prospectuses, the adviser and/or sub-adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.


Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the adviser and/or sub-adviser may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special  Risks.   Financial  Instruments  and  their  use  involve  special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the adviser and/or sub-adviser employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for dif-ferences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the adviser and/or sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the adviser and/or sub-adviser wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser and/or sub-adviser wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.



Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the adviser and/or sub-adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies--Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser and/or sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's and/or sub-adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.


ILLIQUID SECURITIES (ALL FUNDS, EXCEPT S&P 500 INDEX FUND) -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.


The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the securities with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in SPDRs and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P
400. SPDRs are traded on the American Stock Exchange. SPDR holders such as a Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940 limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies and no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that the investment adviser and sub-adviser must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- The Funds, except S&P 500 Index Fund, also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may lend its portfolio securities. The advantage of lending portfolio securities is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.


U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") participation certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when its investment adviser and sub-advisers are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- Ordinarily, the Funds buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS.

The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

The following restictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of a Fund, as defined in the Investment Comapny Act of 1940, as amended (the "1940 Act"). Each Fund may not:

      1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S.

      government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

      3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

      4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);


      5. issue senior securities, except as permitted under the 1940 Act;

      6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

      7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

      8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.


In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

      A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


      B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).


      C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER


INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

     INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible
       Funds, Inc.)
     INVESCO  International  Funds,  Inc.
     INVESCO Money Market Funds,  Inc.

     INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Specialty Funds, Inc.
     INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
     INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
       Series Trust)
     INVESCO Variable Investment Funds, Inc.

As of July 31, 1999, INVESCO managed 42 mutual funds having combined assets of $24.1 billion, on behalf of more than 924,637 shareholders.


INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $296 billion in assets under management on June 30, 1999.

AMVESCAP PLC's North American subsidiaries include:

      INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

      INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

      Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

      INVESCO Capital Management, Inc., Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

      INVESCO Management & Research, Inc., Boston, Massachusetts, primarily manages pension and endowment accounts.

      PRIMCO Capital Management, Inc., Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

      INVESCO Realty Advisors, Inc., Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.


      INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.


      A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

      A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

      A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Funds under an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

   o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

   o maintaining a continuous investment program for the Funds,  consistent with
     (i) each Fund's investment policies as set forth in the Company's Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and
     (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

   o providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

   o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

   o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

   o administrative

   o internal accounting (including computation of net asset value)

   o clerical and statistical

   o secretarial

   o all other services necessary or incidental to the administration of the affairs of the Funds

   o supplying the Company with officers, clerical staff and other employees

   o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts

   o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds)

   o supplying basic telephone service and other utilities

   o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:


Blue Chip Growth and Dynamics Funds


   o 0.60% on the first $350 million of each Fund's average net assets;

   o 0.55% on the next $350 million of each Fund's average net assets;

   o 0.50% of each Fund's average net assets from $700 million;

   o 0.45% of each Fund's average net assets from $2 billion;

   o 0.40% of each Fund's average net assets from $4 billion;

   o 0.375% of each Fund's average net assets from $6 billion; and

   o 0.35% of each Fund's average net assets from $8 billion.

Endeavor and Growth & Income Funds


   o 0.75% on the first $500 million of each Fund's average net assets;

   o 0.65% on the next $500 million of each Fund's average net assets;

   o 0.55% of each Fund's average net assets from $1 billion;

   o 0.45% of each Fund's average net assets from $2 billion;

   o 0.40% of each Fund's average net assets from $4 billion;

   o 0.375% of each Fund's average net assets from $6 billion; and

   o 0.35% of each Fund's average net assets from $8 billion.

Small Company Growth Fund


   o 0.75% on the first $350 million of the Fund's average net assets;

   o 0.65% on the next $350 million of the Fund's average net assets;

   o 0.55% of the Fund's average net assets from $700 million;

   o 0.45% of the Fund's average net assets from $2 billion;

   o 0.40% of the Fund's average net assets from $4 billion;

   o 0.375% of the Fund's average net assets from $6 billion; and

   o 0.35% of the Fund's average net assets from $8 billion.

S&P 500 Index Fund

   o 0.25% of the Fund's average net assets.

Value Equity Fund

   o 0.75% on the first $500 million of the Fund's average net assets;

   o 0.65% on the next $500 million of the Fund's average net assets;

   o 0.50% of the Fund's average net assets from $1 billion;

   o 0.45% of the Fund's average net assets from $2 billion;

   o 0.40% of the Fund's average net assets from $4 billion;

   o 0.375% of the Fund's average net assets from $6 billion; and

   o 0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that INVESCO's fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.


                                    Advisory                Total Expense     Total Expense
                                    Fee Dollars             Reimbursements    Limitations

Blue Chip Growth Fund
July 31, 1999(a)                    $5,712,698              $0                N/A
August 31, 1998                     $4,561,574              $0                N/A
August 31, 1997                     $3,922,981              $0                N/A
August 31, 1996                     $3,196,929              $0                N/A

Dynamics Fund
July 31, 1999(b)                    $2,927,803              $0                1.20%(c)
April 30, 1999                      $7,750,919              $0                1.21%
April 30, 1998                      $5,874,212              $0                1.21%
April 30, 1997                      $4,550,303              $0                1.21%

Endeavor Fund
July 31, 1999(b)                    $  173,488              $0                1.50%
April 30, 1999                      $  206,836              $0                1.50%

Growth & Income Fund
July 31, 1999(b)                    $   107,949             $33,201           1.50%
April 30, 1999                      $   209,172             $53,659           1.50%

Small Company Growth Fund
July 31, 1999(d)                    $  512,934              $ 84,361          1.50%
May 31, 1999                        $1,973,393              $201,069          1.50%
May 31, 1998                        $2,334,680              $      0          1.50%
May 31, 1997                        $2,029,312              $ 59,729          1.50%

S&P 500 Index Fund - Class I
July 31, 1999(e)                    $    9,042              $ 29,912          0.35%
July 31, 1998                       $    3,729              $ 31,239          0.30%

S&P 500 Index Fund - Class II
July 31, 1999(e)                    $   99,317              $155,166          0.60%
July 31, 1998                       $   10,030              $ 44,823          0.55%


Value Equity Fund
July 31, 1999(a)                    $2,756,316              $397,754          1.30%
August 31, 1998                     $3,080,351              $164,235          1.25%
August 31, 1997                     $2,250,039              $      0          N/A
August 31, 1996                     $1,382,049              $      0          N/A

(a) For the period  September  1, 1998  through July 31, 1999
(b) For the period May 1, 1999 through July 31, 1999
(c) Effective May 13, 1999,  the Total Expense  Limitation  was changed to 1.20%
(d) For the period June 1, 1999 through July 31, 1999
(e) For the period  August 1, 1998 through July 31, 1999




THE SUB-ADVISORY AGREEMENT

With respect to the S&P 500 Index Fund, World Asset Management ("World") serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated Octobrer 1, 1997.

With respect to the Value Equity Fund, INVESCO Capital Management ("ICM") serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997.

The Sub-Agreements provide that World and ICM, as applicable, subject to the supervision of INVESCO, shall manage the investment portfolios of the respective Funds in conformity with each such Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of World or ICM; (e) determining what portion of each applicable Fund's assets should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

The Sub-Agreements provide that, as compensation for their services, World and ICM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. The fees are calculated at the following annual rates:

S&P 500 Index Fund

   o 0.07% on the first $10 million of the Fund's average net assets;

   o 0.05% on the next $40 million of the Fund's average net assets; and

   o 0.03% of the Fund's average net assets from $50 million.

 Value Equity Fund

   o 0.30% on the first $500 million of the Fund's average net assets;

   o 0.26% on the next $500 million of the Fund's average net assets;

   o 0.20% of the Fund's average net assets from $1 billion;

   o 0.18% of the Fund's average net assets from $2 billion;

   o 0.16% of the Fund's average net assets from $4 billion;

   o 0.15% of the Fund's average net assets from $6 billion; and

   o 0.14% of the Fund's average net assets from $8 billion.


ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement.




The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

   o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

   o such  sub-accounting,   recordkeeping,   and  administrative  services  and
     functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund prior to May 13, 1999, and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement.

The Transfer Agency Agreement provides that each Fund pay INVESCO an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

For the periods outlined in the table below for each Fund, the Funds paid the following fees to INVESCO (prior to the absorption of certain Fund expenses by INVESCO) were:



Blue Chip Growth Fund
                                    July 31,          August 31
Type of Fee                         1999(a)           1998               1997               1996
Advisory                            $5,712,698        $4,561,574         $3,922,981         $3,196,929
Administrative Services                248,879           131,098            112,386             92,412
Transfer Agency                     $1,500,795         1,160,513          1,066,438            751,390

Dynamics Fund
                                    July 31,          April 30
Type of Fee                         1999(b)           1999               1998               1997
Advisory                            $2,927,803        $7,750,919         $5,874,212         $4,550,303
Administrative Services             $  236,694           226,800            170,476            130,696
Transfer Agency                     $  993,382         2,693,081          2,156,766          1,964,970

Endeavor Fund
                                    July 31,          April 30
Type of Fee                         1999(b)           1999(c)
Advisory                            $  173,488        $  206,836
Administrative Services             $   12,209             9,217
Transfer Agency                     $   57,863            52,532

Growth & Income Fund
                                    July 31,          April 30
Type of Fee                         1999(b)           1999(d)
Advisory                            $   107,949       $ 209,172
Administrative Services             $     8,442          12,517
Transfer Agency                     $    47,918          70,040

Small Company Growth Fund
                                    July 31,          May 31
Type of Fee                         1999(e)           1999               1998               1997
Advisory                            $   512,934       $1,973,393         $2,334,680         $2,029,312
Administrative Services             $    33,164           54,324             56,738             50,660
Transfer Agency                     $   327,104        1,116,282          1,090,224          1,043,895

S&P 500 Index Fund - Class I
                                    July 31
Type of Fee                         1999              1998
Advisory                            $     9,042       $  3,729
Administrative Services             $     1,793       $  2,624
Transfer Agency                     $     2,447       $    266


S&P 500 Index Fund - Class II
                                    July 31
Type of Fee                         1999              1998
Advisory                            $    99,317       $ 10,030
Administrative Services             $    19,051       $  4,250
Transfer Agency                     $    76,345       $  7,631

Value Equity Fund
                                    July 31,          August 31
Type of Fee                         1999(f)           1998               1997               1996
Advisory                            $ 2,756,316       $3,080,351         $ 2,250,039        $ 1,382,049
Administrative Services             $    89,785           71,607              55,001             37,641
Transfer Agency                     $ 1,011,717          918,694             610,115            282,255

(a) From  September  1,  1998 to July 31,  1999
(b) From May 1, 1999 to July 31, 1999
(c) From October 28, 1998  (commencement  of  operations)  to April 30, 1999
(d) From July 1, 1998  (commencement  of operations) to April 30, 1999
(e) From June 1, 1999 to July 31, 1999
(f) From September 1, 1998 to July 31, 1999



DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a  management  liaison  committee  which  meets  quarterly  with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

      INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
      INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible
             Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Specialty Funds, Inc.
      INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
      INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
             Series Trust)
      INVESCO Variable Investment Funds, Inc.


The table below provides information about each of the Company's directors and officers. Unless otherwise indicated, the address of the directors and officers is P.O. Box 173706, Denver, CO 80217-3706 . Their affiliations represent their principal occupations.



Name, Address, and Age      Position(s) Held With     Principal Occupations(s)
                            Company                   During Past Five Years

Charles W. Brady *+         Director and Chairman     Chairman of the Board of
1315 Peachtree St., N.E.    of the Board              INVESCO Global Health
Atlanta, Georgia                                      Sciences Fund; Chief
Age:  64                                              Executive Officer and
                                                      Director of AMVESCAP
                                                      PLC, London, England and
                                                      various subsidiaries of
                                                      AMVESCAP PLC.

Fred A. Deering +#          Director and Vice         Trustee of INVESCO Global
Security Life Center        Chairman of the Board     Health Sciences Fund;
1290 Broadway                                         formerly, Chairman of the
Denver, Colorado                                      Executive Committee and
Age: 71                                               Chairman of the Board of
                                                      Security  Life  of  Denver
                                                      Insurance Company;
                                                      Director of ING American
                                                      Holdings Company and First
                                                      ING Life Insurance Company
                                                      of New York.


Mark H. Williamson *+       President, Chief          President, Chief Executive
7800 E. Union Avenue        Executive Officer         Officer and Director of
Denver, Colorado            and Director              INVESCO Distributors,
Age:  48                                              Inc.; President, Chief
                                                      Executive Officer and
                                                      Director of INVESCO Funds
                                                      Group, Inc.; President,
                                                      Chief Operating Officer
                                                      and Trustee of INVESCO
                                                      Global Health Sciences
                                                      Fund; formerly, Chairman
                                                      and Chief Executive
                                                      Officer of NationsBanc
                                                      Advisors, Inc.; formerly,
                                                      Chairman of NationsBanc
                                                      Investments, Inc.

Victor L. Andrews, Ph.D.    Director                  Professor Emeritus,
**!                                                   Chairman Emeritus and
34 Seawatch Drive                                     Chairman of the CFO
Savannah, Georgia                                     Roundtable of the
Age:  69                                              Department of Finance of
                                                      Georgia State University;
                                                      President, Andrews Finan-
                                                      cial Associates, Inc.(con-
                                                      sulting  firm);  formerly,
                                                      member of the faculties of
                                                      the    Harvard    Business
                                                      School   and   the   Sloan
                                                      School  of  Management  of
                                                      MIT;   Director   of   The
                                                      Sheffield Funds, Inc.


Bob R. Baker +**            Director                  President and Chief
AMC Cancer Research Center                            Executive Officer of
1600 Pierce Street                                    AMC Cancer Research
Denver, Colorado                                      Center, Denver,
Age:  62                                              Colorado,   since  January
                                                      1989;  until  mid-December
                                                      1988, Vice Chairman of the
                                                      Board  of  First  Columbia
                                                      Financial     Corporation,
                                                      Englewood,       Colorado;
                                                      formerly, Chairman of the
                                                      Board and Chief  Executive
                                                      Officer of First  Columbia
                                                      Financial Corporation.


Lawrence H. Budner # @      Director                  Trust Consultant;
7608 Glen Albens Circle                               prior to June 30,
Dallas, Texas                                         1987, Senior Vice
Age:  69                                              President and Senior
                                                      Trust Officer of
                                                      InterFirst Bank,
                                                      Dallas, Texas.

Name, Address, and Age      Position(s) Held With     Principal Occupation(s)
                            Company                   During Past Five Years

Wendy L. Gramm, Ph.D.**!    Director                  Self-employed (since
4201 Yuma Street, N.W.                                1993); Professor of
Washington, DC                                        Economics and Public
Age: 54                                               Administration,
                                                      University of Texas at
                                                      Arlington; formerly,
                                                      Chairman, Commodity
                                                      Futures Trading
                                                      Commission; Administrator
                                                      for Information and
                                                      Regulatory  Affairs at the
                                                      Office of  Management  and
                                                      Budget;  Executive Direc-
                                                      tor  of  the  Presidential
                                                      Task  Force on  Regulatory
                                                      Relief;  and  Director  of
                                                      the Federal  Trade Commis-
                                                      sion's  Bureau  of  Econom
                                                      ics;  also,   Director  of
                                                      Chicago Mercantile
                                                      Exchange,   Enron  Corpora
                                                      tion,  IBP,  Inc.,   State
                                                      Farm  Insurance   Company,
                                                      Inde    pendent    Women's
                                                      Forum,       International
                                                      Republic  Institute,   and
                                                      the  Republi  can  Women's
                                                      Federal    Forum.    Also,
                                                      Member    of    Board   of
                                                      Visitors,    College    of
                                                      Business  Administration,
                                                      University  of  Iowa,  and
                                                      Member    of    Board   of
                                                      Visitors, Center for Study
                                                      of Public  Choice,  George
                                                      Mason University.

Name, Address, and Age      Position(s) Held With     Principal Occupation(s)
                            Company                   During Past Five Years

Kenneth T. King +#@         Director                  Retired. Formerly,
4080 North Circulo                                    Chairman of the Board
Manzanillo                                            of The Capitol Life
Tucson, Arizona                                       Insurance Company,
Age:  73                                              Providence      Washington
                                                      Insurance    Company   and
                                                      Director of numerous  U.S.
                                                      subsidiaries   thereof;
                                                      formerly,  Chairman of the
                                                      Board  of  The  Providence
                                                      Capitol  Companies  in the
                                                      United     Kingdom     and
                                                      Guernsey;  Chairman of the
                                                      Board   of   the   Symbion
                                                      Corporation until 1987.

John W. McIntyre + #@      Director                   Retired. Formerly,
7 Piedmont Center                                     Vice Chairman of the
Suite 100                                             Board of Directors of
Atlanta, Georgia                                      the Citizens and
Age:  68                                              Southern  Corporation  and
                                                      Chairman  of the Board and
                                                      Chief  Executive  Officer
                                                      of   the    Citizens   and
                                                      Southern Georgia Corp. and
                                                      the  Citizens and Southern
                                                      National Bank;  Trustee of
                                                      INVESCO   Global  Health
                                                      Sciences   Fund,    Gables
                                                      Residential Trust,
                                                      Employee's  Retirement
                                                      System   of   GA,    Emory
                                                      University  and J.M.  Tull
                                                      Charitable  Foundation;
                                                      Director of Kaiser Foun-
                                                      dation   Health  Plans  of
                                                      Georgia, Inc.

Name, Address, and Age      Position(s) Held With     Principal Occupation(s)
                            Company                   During Past Five Years

Larry Soll, Ph.D.!**        Director                  Retired.  Formerly,
345 Poorman Road                                      Chair man of the Board
Boulder, Colorado                                     (1987 to 1994), Chief
Age:  57                                              Executive Officer (1982 to
                                                      1989 and 1993 to 1994) and
                                                      President (1982 to 1989)
                                                      of Synergen Inc.; Director
                                                      of     Synergen      since
                                                      incorporation  in  1982;
                                                      Director of Isis
                                                      Pharmaceuticals, Inc.;
                                                      Trustee of INVESCO Global
                                                      Health Sciences Fund.

Glen A. Payne               Secretary                 Senior Vice President,
7800 E. Union Avenue                                  General Counsel and
Denver, Colorado                                      Secretary of INVESCO
Age:  51                                              Funds Group,  Inc.; Senior
                                                      Vice President,  Secretary
                                                      and  General   Counsel  of
                                                      INVESCO   Distributors,
                                                      Inc.;  Secretary,  INVESCO
                                                      Global   Health   Sciences
                                                      Fund;  formerly,   General
                                                      Counsel of  INVESCO  Trust
                                                      Company   (1989 to 1998);
                                                      formerly,  employee  of  a
                                                      U.S.  regulatory  agency,
                                                      Washington,  D.C. (1973 to
                                                      1989).

Name, Address, and Age      Position(s) Held With     Principal Occupation(s)
                            Company                   During Past Five Years

Ronald L. Grooms            Chief Accounting          Senior Vice President
7800 E. Union Avenue        Officer, Chief            and Treasurer of
Denver, Colorado            Financial Officer and     INVESCO Funds Group,
Age:  52                    Treasurer                 Inc.; Senior Vice
                                                      President and Trea
                                                      surer of INVESCO Dis
                                                      tributors, Inc.;
                                                      Treasurer, Principal
                                                      Financial and
                                                      Accounting Officer of
                                                      INVESCO Global Health
                                                      Sciences Fund;
                                                      formerly, Senior Vice
                                                      President and
                                                      Treasurer of INVESCO
                                                      Trust Company (1988 to
                                                      1998).


William J. Galvin, Jr.      Assistant Secretary       Senior Vice President
7800 E. Union Avenue                                  of INVESCO Funds
Denver, Colorado                                      Group, Inc.; Senior
Age: 42                                               Vice President of
                                                      INVESCO Distributors,
                                                      Inc.; formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company.

Pamela J. Piro              Assistant Treasurer       Vice President of
7800 E. Union Avenue                                  INVESCO Funds Group,
Denver, Colorado                                      Inc.; formerly,
Age:  39                                              Assistant Vice
                                                      President (1996 to
                                                      1997), Director -
                                                      Portfolio Accounting
                                                      (1994 to 1996),
                                                      Portfolio Accounting
                                                      Manager (1993 to 1994)
                                                      and Assistant
                                                      Accounting Manager
                                                      (1990 to 1993).


Alan I. Watson              Assistant Secretary       Vice President of
7800 E. Union Avenue                                  INVESCO Funds Group,
Denver, Colorado                                      Inc.;  formerly, Trust
Age:  57                                              Officer of INVESCO
                                                      Trust Company.

Name, Address, and Age      Position(s) Held With     Principal Occupation(s)
                            Company                   During Past Five Years


Judy P. Wiese               Assistant Secretary       Vice President of
7800 E. Union Avenue                                  INVESCO Funds Group,
Denver, Colorado                                      Inc.;  formerly, Trust
Age:  51                                              Officer of INVESCO
                                                      Trust Company.


#     Member of the audit committee of the Company.

+     Member of the  executive  committee  of the  Company.  On  occasion,  the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

* These directors are "interested persons" of the Company as defined in the 1940 Act.

**    Member of the management liaison committee of the Company.

@     Member of the soft dollar brokerage committee of the Company.

!     Member of the derivatives committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the period ended July 31, 1999.


In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1998. As of December 31, 1998, there were 53 funds in the INVESCO Complex.



-------------------------------------------------------------------------------------------------------
Name of Person           Aggregate Compen-    Benefits Accrued     Estimated Annual    Total Compensa-
and Position             sation From          As Part of Company   Benefits Upon       tion From
                         Company(1)           Expenses(2)          Retirement(3)       INVESCO Com-
                                                                                       plex Paid To
                                                                                       Directors(6)
-------------------------------------------------------------------------------------------------------

Fred A.                     $6,164             $8,033              $5,425               $103,700
Deering, Vice
Chairman of
the Board
-------------------------------------------------------------------------------------------------------
Victor L. Andrews            5,589              7,684               5,981                 80,350
-------------------------------------------------------------------------------------------------------
Bob R. Baker                 5,672              6,862               8,016                 84,000
-------------------------------------------------------------------------------------------------------
Lawrence H. Budner           5,561              7,684               5,981                 79,350
-------------------------------------------------------------------------------------------------------
Daniel D. Chabris(4)         2,366              7,852               4,921                 70,000
-------------------------------------------------------------------------------------------------------
Wendy L. Gramm               5,449                  0                   0                 79,000
-------------------------------------------------------------------------------------------------------
Kenneth T. King              6,014              8,199               4,921                 77,050
-------------------------------------------------------------------------------------------------------
John W. McIntyre             6,135                  0                   0                 98,500
-------------------------------------------------------------------------------------------------------
Larry Soll                   5,449                  0                   0                 96,000
-------------------------------------------------------------------------------------------------------
Total                       48,399             46,314              35,245                767,950
-------------------------------------------------------------------------------------------------------
% of Net Assets            0.0010%(5)          0.0010%(5)                                0.0035%(6)
-------------------------------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairmen of the Funds' committees who are Independent Directors, and the members of the Funds'committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Funds, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as a director or trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4)  Mr. Chabris retired as a director of the Company on September 30, 1998.

(5)  Totals as a percentage of the Company's net assets as of July 31, 1999.

(6) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1998.

Messrs. Brady and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.


The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as a director (normally, at the retirement age of 72 or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his/her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the board for up to three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the Plan to Mr. Chabris as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of INVESCO Funds.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in the shares of certain INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing . Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 1999, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Blue Chip Growth Fund


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------






 Dynamics Fund



--------------------------------------------------------------------------------
       Name and Address         Basis of OwnershiP       Percentage Owned
                                (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.      Record                   14.18%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------

Endeavor Fund



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.      Record                   28.64%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
National Financial Services
Corp.                           Record                   8.77%
The Exclusive Benefit of
Customers
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate - Recon
New York, NY 10281-5500
--------------------------------------------------------------------------------





Growth & Income Fund



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.      Record                   14.02%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Nat'l Financial Services Corp.
The Exclusive Benefit of Cust.  Record                   5.81%
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003
--------------------------------------------------------------------------------

Small Company Growth Fund



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
Connecticut General Life        Record                   14.27%
Insurance
c/o Liz Pezda M-110
P.O. Box 2975  H 19 B
Hartford, CT 06104-2975
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.      Record                   9.42%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------



S&P 500 Index Fund - Class I



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
INVESCO Trust Company           Record                   19.23%
Right Choice Managed Care Inc.
Supp Exec Retirement Plan
1831 Chestnut Street
St. Louis, MO 63103-2231
--------------------------------------------------------------------------------
INVESCO Trust Company           Record                   17.48%
Right Choice Managed Care Inc.
Exec Def Retirement Plan
1831 Chestnut Street
St. Louis, MO 63103-2231
--------------------------------------------------------------------------------
INVESCO Trust Company           Record                   14.37%
Compass Group USA
Non-Qualified Plan IRPS
Attn: Kelly Allen
P.O. Box 1350
Winston-Salem, NC 27102-1350
--------------------------------------------------------------------------------
David Backstrom                 Record                   10.78%
P.O. Box 970
Bridgeton, MO 63044-0970
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
Ronald L. Grooms
7800 East Union Avenue          Record                   10.43%
Denver, CO 80237-2715
--------------------------------------------------------------------------------

S&P 500 Index Fund - Class II



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
NONE
--------------------------------------------------------------------------------

Value Equity Fund



--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.      Record                   6.77%
Special Custody Account for
the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
INVESCO Trust Company           Record                   6.12%
Morris Communications Corp.
Employee's Profit Sharing
Retirement Plan
725 Broad Street
Augusta, GA 30901-1336
--------------------------------------------------------------------------------
INVESCO Trust Company           Record                   5.56%
The Ritz Carlton Hotel Company
LLC
Special Reserve Plan DC
400 Colony Square Suite 2200
1201 Peachtree Street NE
Atlanta, GA 30361-3500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership       Percentage Owned
                                (Record/Beneficial)
================================================================================
INVESCO Trust Company
Carle Clinic Association        Record                   5.08%
Profit Sharing Plan
602 West University Avenue
Urbana, IL 61801-2530
--------------------------------------------------------------------------------

As of August 25, 1999, officers and directors of the Company, as a group, beneficially owned less than 1% of each of the Blue Chip Growth, Dynamics, Endeavor, Growth & Income, Small Company Growth, S&P 500 Index Fund - Class II, Value Equity Funds' outstanding shares and less than 11% of the S&P 500 Index Fund - Class I's outstanding shares.


DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's plan of distribution which has been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The Company has adopted a Plan and Agreement of Distribution (the "Plan") which provides that each Fund, with the exception of S&P 500 Index Fund - Class I, will make monthly payments to IDI, a wholly-owned subsidiary of INVESCO, computed at an annual rate no greater than 0.25% of a Fund's average net assets. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's shares to investors. Payments by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided during the rolling 12-month period in which that month falls.

A significant expenditure under the Plan is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund.

During the period ended July 31, 1999, the Funds made payments to IDI under the Plan in the amounts of $2,507,538,  $1,291,398,  $9,244, $34,245,  $138,369,
$88,491 and $915,156 for Blue Chip Growth, Dynamics, Endeavor, Growth & Income, Small Company Growth, S&P 500 Index Class II and Value Equity Funds, respectively. In addition, as of July 31, 1999, $285,827, $541,380, $24,607,
$13,370, $101,305, $14,306 and $85,592 of additional distribution accruals had been incurred for Blue Chip Growth, Dynamics, Endeavor, Growth & Income, Small Company Growth, S&P 500 Index - Class II and Value Equity Funds, respectively, and will be paid during the fiscal year ended July 31, 2000. For the fiscal year ended July 31, 1999, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

Blue Chip Growth Fund

Advertising--$1,251,932.37;
Sales literature, printing, and postage--$259,216.50;
Direct Mail--$166,036.43;
Public Relations/Promotion--$112,721.81;
Compensation to securities dealers and other organizations--$396,205.03; and Marketing personnel--$321,425.91.

Dynamics Fund

Advertising--$333,432.88;
Sales literature, printing, and postage--$82,179.48;
Direct Mail--$39,011.09;
Public Relations/Promotion--$62,799.29;
Compensation to securities dealers and other organizations--$636,303.50; and Marketing personnel--$137,671.31.

Endeavor Fund

Advertising--$31,870.82;
Sales literature, printing, and postage--$3,067.35;
Direct Mail--$2,645.46;
Public Relations/Promotion--$2,056.27;
Compensation to securities dealers and other organizations--$6,725.66; and Marketing personnel--$2,878.01.

Growth & Income Fund

Advertising--$25,827.93;
Sales literature, printing, and postage--$2,003.30;
Direct Mail--$1,342.87;
Public Relations/Promotion--$1,012.89;
Compensation to securities dealers and other organizations--$2,726.96; and Marketing personnel--$1,330.91.

Small Company Growth Fund

Advertising--$6,604.98;
Sales literature, printing, and postage--$9,551.33;
Direct Mail--$8,894.95;
Public Relations/Promotion--$11,675.10;
Compensation to securities dealers and other organizations--$76,798.69; and Marketing personnel--$24,843.49.

S&P 500 Index Fund - Class II

Advertising--$24,615.95;
Sales literature, printing, and postage--$22,774.65;
Direct Mail--$2,759.43;
Public Relations/Promotion--$4,380.13;
Compensation to securities dealers and other organizations--$20,335.39; and Marketing personnel--$13,625.18.

Value Equity Fund

Advertising--$134,414.11;
Sales literature, printing, and postage--$68,375.63;
Direct Mail--$19,218.14;
Public Relations/Promotion--$26,708.56;
Compensation to securities dealers and other organizations--$573,142.13; and Marketing personnel--$93,297.02.


The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plan provides that it shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. The Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plan is in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of a Fund's payments under the Plan without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plan, IDI or a Fund, the latter by vote of a majority of the Independent Directors or the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination.

To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to the Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under the Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether the Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each Fund, should be made.

The only Company  directors and interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plan include the following:

   o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

   o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

   o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

   o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

   o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

   o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers   LLP,  950  Seventeenth  Street,   Suite  2500,  Denver,
Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.


CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT


INVESCO, 7800 E. Union Avenue, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.


LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES


As the investment adviser to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.


While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.


Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

The aggregate dollar amount of brokerage commissions paid by each Fund for the periods outlined in the table below were:

Blue Chip Growth Fund

      Period Ended July 31, 1999(a)                         $3,975,896
      Year Ended August 31, 1998                            $2,574,626
      Year Ended August 31, 1997                            $5,300,030
      Year Ended August 31, 1996                            $2,703,470

Dynamics Fund
      Period Ended July 31, 1999(b)                         $3,309,214
      Year Ended April 30, 1999                             $7,689,483
      Year Ended April 30, 1998                             $7,542,687
      Year Ended April 30, 1997                             $5,707,197

Endeavor Fund
      Period Ended July 31, 1999(b)                         $1,463,690
      Period Ended April 30, 1999(c)                        $  466,439

Growth & Income Fund
      Period Ended July 31, 1999(b)                         $  165,787
      Period Ended April 30, 1999(d)                        $  438,309

Small Company Growth Fund
      Period Ended July 31, 1999(e)                         $1,414,200
      Year Ended May 31, 1998                               $3,319,634
      Year Ended May 31, 1997                               $4,167,020
      Year Ended May 31, 1996                               $3,987,784

S&P 500 Index Fund
      Year Ended July 31, 1999                              $   18,707
      Year Ended July 31, 1998                              $        0

Value Equity Fund
      Period Ended July 31, 1999(a)                         $  272,645
      Year Ended August 31, 1998                            $  194,473
      Year Ended August 31, 1997                            $  470,619

(a) From  September  1,  1998 to July 31,  1999
(b) From May 1, 1999 to July 31, 1999
(c) From October 28, 1998  (commencement  of  operations)  to April 30, 1999
(d) From July 1, 1998  (commencement  of operations) to April 30, 1999
(e) From June 1, 1999 to July 31, 1999
(f) From September 1, 1998 to July 31, 1999

For the fiscal year ended July 31, 1999, brokers providing research services received $4,720,262 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $3,759,723,892. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year ended July 31, 1999.


At July 31, 1999, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:



--------------------------------------------------------------------------------
Fund                      Broker or Dealer                   Value of Securities
                                                             at July 31, 1999
================================================================================

Blue Chip Growth          General Electric                   $50,662,110
--------------------------------------------------------------------------------
Dynamics                  PaineWebber Group                  $ 5,400,000
--------------------------------------------------------------------------------
                          State Street Bank & Trust            5,853,000
--------------------------------------------------------------------------------
                          American Express Credit             45,000,000
--------------------------------------------------------------------------------
                          GE Companies                        30,000,000
--------------------------------------------------------------------------------
Endeavor                  State Street Bank & Trust          $ 3,745,000
--------------------------------------------------------------------------------
                          General Electric                     1,486,215
--------------------------------------------------------------------------------
Growth & Income           State Street Bank & Trust          $ 1,145,000
--------------------------------------------------------------------------------
                          American Express                       615,273
--------------------------------------------------------------------------------
                          General Electric                     2,078,630
--------------------------------------------------------------------------------
Small Company Growth      State Street Bank & Trust          $80,476,000
--------------------------------------------------------------------------------
S&P 500 Index             Morgan Stanley Dean Witter         $   296,421
--------------------------------------------------------------------------------
                          Merrill Lynch                          144,224
--------------------------------------------------------------------------------
                          BankBoston Corp                         79,324
--------------------------------------------------------------------------------
                          PaineWebber Group                       32,000
--------------------------------------------------------------------------------
                          Morgan (JP) & Co.                      117,261
--------------------------------------------------------------------------------
                          State Street Bank & Trust            5,182,000
--------------------------------------------------------------------------------
                          American Express                       343,209
--------------------------------------------------------------------------------
                          Ford Motor                             344,654
--------------------------------------------------------------------------------
                          General Electric                     2,130,841
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                      Broker or Dealer                   Value of Securities
                                                             at July 31, 1999
================================================================================
                          American General                       105,230
--------------------------------------------------------------------------------
                          Sears Roebuck                           91,409
--------------------------------------------------------------------------------
                          CIGNA Corp                             109,970
--------------------------------------------------------------------------------
                          State Street                            71,300
--------------------------------------------------------------------------------
Value Equity              State Street Bank & Trust          $ 5,686,000
--------------------------------------------------------------------------------
                          Ford Motor                           6,253,175
--------------------------------------------------------------------------------
                          General Electric                     7,902,500
--------------------------------------------------------------------------------
                          American General                     6,963,750
--------------------------------------------------------------------------------
                          State Street                         1,842,750
--------------------------------------------------------------------------------


Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

CAPITAL STOCK


The Company is authorized to issue up to 2 billion shares of common stock with a par value of $0.01 per share. As of July 31, 1999, the following shares of each Fund were outstanding:


      Blue Chip Growth Fund                                 182,560,140
      Dynamics Fund                                         127,469,815
      Endeavor Fund                                           6,592,972
      Growth & Income Fund                                    3,990,389
      Small Company Growth Fund                              33,262,192
      S&P 500 Index Fund - Class I                              311,109
      S&P 500 Index Fund - Class II                           4,489,306
      Value Equity Fund                                      12,497,029

All shares of each Fund are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of
Incorporation,   the  board  of  directors   will  call   special   meetings  of
shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise tax on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends received deduction for corporations. Dividends eligible for the dividends received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark to market" its stock in any PFIC. In this context, "marking to market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $10,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited.

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the phone number or address on the back cover of the Funds' prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 1999 was:

Name of Fund                         1 Year            5 Year          10 Year

Blue Chip Growth Fund                42.06%(a)         23.66%          16.87%
Dynamics Fund                         6.83%(b)         25.43%          20.11%
Endeavor Fund                         1.78%(b)         N/A             66.10%(c)
Growth & Income Fund                  5.71%(b)         N/A             55.82%(d)
Small Company Growth Fund            12.67%(e)         18.45%          18.39%(f)
S&P 500 Index Fund - Class I         20.40%            N/A             26.36%(g)
S&P 500 Index Fund - Class II        20.09%            N/A             26.92%(g)
Value Equity Fund                    25.41%(a)         18.78%          13.56%

(a)  From September 1, 1998 to July 31, 1999
(b)  From May 1, 1999 to July 31, 1999
(c)  Since inception October 28, 1998
(d)  Since inception July 1, 1998
(e)  From June 1, 1999 to July 31, 1999
(f)  Since inception December 27, 1991
(g)  Since inception December 23, 1997

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:      P = a hypothetical initial payment of $10,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Blue Chip Growth Fund                     Growth Funds
Dynamics Fund                             Capital Appreciation Funds
Endeavor Fund                             Growth Funds

Growth & Income Fund                      Growth and Income Funds
Small Company Growth                      Small Company Growth Funds
S&P 500 Index Fund                        Large-Cap Funds and/or S&P 500 Indexes
Value Equity Fund                         Growth and Income Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN
CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH

FINANCIAL STATEMENTS


TEN LARGEST COMMON STOCK HOLDINGS

INVESCO Stock Funds, Inc.
July 31, 1999

DESCRIPTION                                                               VALUE
-------------------------------------------------------------------------------
Blue Chip Growth Fund
Intel Corp                                                     $     62,825,880
America Online                                                       61,016,980
Schwab (Charles) Corp                                                55,919,719
Warner-Lambert Co                                                    53,796,600
General Electric                                                     50,662,110
Coca-Cola Co                                                         50,354,906
SBC Communications                                                   49,969,294
Microsoft Corp                                                       49,313,011
Lilly (Eli) & Co                                                     49,269,937
Citigroup Inc                                                        49,088,134

Dynamics Fund
EchoStar Communications Class A Shrs                           $     57,257,225
Tandy Corp                                                           48,921,338
AMFM Inc                                                             42,000,000
Gemstar International Group                                          35,112,500
Harrah's Entertainment                                               35,059,062
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs         31,543,750
NEXTLINK Communications Class A Shrs                                 31,148,325
JDS Uniphase                                                         30,709,425
VISX Inc                                                             26,325,000
St Jude Medical                                                      26,031,250

INVESCO Endeavor Fund
America Online                                                 $      4,756,250
Microsoft Corp                                                        3,063,506
Altera Corp                                                           2,942,050
Amazon.com Inc                                                        2,741,712
eToys Inc                                                             2,579,962
Schwab (Charles) Corp                                                 2,555,625
Intel Corp                                                            2,456,400
Yahoo! Inc                                                            2,439,503
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs          2,397,325
NIKE Inc Class B Shrs                                                 2,314,000

DESCRIPTION                                                               VALUE
-------------------------------------------------------------------------------
Growth & Income Fund
International Business Machines                                $      2,713,593
Intel Corp                                                            2,523,330
Microsoft Corp                                                        2,374,432
Harrah's Entertainment                                                2,346,506
General Electric                                                      2,078,630
Exxon Corp                                                            2,053,034
BellSouth Corp                                                        1,995,360
Coca-Cola Corp                                                        1,897,733
Bristol-Myers Squibb                                                  1,744,295
Johnson & Johnson                                                     1,741,623

S&P 500 Index Fund
Microsoft Corp                                                 $      2,614,707
General Electric                                                      2,130,841
Intel Corp                                                            1,369,512
International Business Machine                                        1,366,977
Cisco Systems                                                         1,185,469
Lucent Technologies                                                   1,164,554
Exxon Corp                                                            1,152,446
Wal-Mart Stores                                                       1,109,485
AT&T Corp                                                               975,334
Merck & Co                                                              939,096

Small Company Growth Fund
Genesys Telecommunications Laboratories                        $      6,462,500
Business Objects SA Sponsored ADR Representing Ord Shrs               5,649,650
Pacific Sunwear of California                                         5,500,000
ANTEC Corp                                                            5,397,356
Salem Communications Class A Shrs                                     4,880,400
Pinnacle Holdings                                                     4,841,219
Priority Healthcare Class B Shrs                                      4,813,613
DII Group                                                             4,799,594
Wild Oats Markets                                                     4,728,750
Precision Drilling                                                    4,643,625

Value Equity Fund
Bell Atlantic                                                  $      9,683,625
Lowe's Cos                                                            9,400,050
International Business Machines                                       9,049,500
Bristol-Myers Squibb                                                  7,980,000
General Electric                                                      7,902,500
Schering-Plough Corp                                                  7,766,500
Fannie Mae                                                            7,576,200
Merck & Co                                                            7,520,081
Bank of America                                                       7,391,786
Sun Microsystems                                                      7,391,587

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

Blue Chip Growth Fund
100.00  COMMON STOCKS
4.10    BEVERAGES
        Coca-Cola Co                                                     834,900    $   50,354,906
==================================================================================================
4.39    BROADCASTING
        AT&T Corp-Liberty Media Group Class A Shrs(a)                    346,200        12,809,400
        Clear Channel Communications(a)                                  510,285        35,496,700
        EchoStar Communications Class A Shrs(a)                           83,800         5,729,825
==================================================================================================
                                                                                        54,035,925
3.83    COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
        Lucent Technologies                                              350,100        22,778,381
        Nokia Corp Sponsored ADR Representing Ord Shrs                   147,000        12,504,188
        Tellabs Inc(a)                                                   191,500        11,789,219
==================================================================================================
                                                                                        47,071,788
13.52   COMPUTER RELATED
        Cisco Systems(a)                                                 611,270        37,975,149
        COVAD Communications Group(a)                                    135,500         6,233,000
        Dell Computer(a)                                               1,126,450        46,043,644
        EMC Corp(a)                                                      310,000        18,774,375
        International Business Machines                                   62,500         7,855,469
        Microsoft Corp(a)                                                574,660        49,313,011
==================================================================================================
                                                                                       166,194,648
4.12    ELECTRICAL EQUIPMENT
        General Electric                                                 464,790        50,662,110
==================================================================================================
0.56    ELECTRONICS
        JDS Uniphase(a)                                                   76,700         6,931,762
==================================================================================================
8.48    ELECTRONICS -- SEMICONDUCTOR
        Altera Corp(a)                                                   408,290        14,800,512
        Intel Corp                                                       910,520        62,825,880
        Maxim Integrated Products(a)                                     416,075        26,654,805
==================================================================================================
                                                                                       104,281,197
8.54    FINANCIAL
        Citigroup Inc                                                  1,101,557        49,088,134
        Schwab (Charles) Corp                                          1,269,100        55,919,719
==================================================================================================
                                                                                       105,007,853

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

19.23   HEALTH CARE DRUGS -- PHARMACEUTICALS
        Bristol-Myers Squibb                                             666,830    $   44,344,195
        Lilly (Eli) & Co                                                 750,780        49,269,937
        Merck & Co                                                       686,580        46,472,884
        Pfizer Inc                                                     1,253,505        42,540,826
        Warner-Lambert Co                                                815,100        53,796,600
==================================================================================================
                                                                                       236,424,442
2.12    HOUSEHOLD PRODUCTS
        Procter & Gamble                                                 287,300        26,000,650
==================================================================================================
3.76    INSURANCE
        American International Group                                     397,920        46,208,460
==================================================================================================
8.30    RETAIL
        Amazon.com Inc(a)                                                131,200        13,128,200
        eToys Inc(a)                                                     176,600         7,052,962
        Home Depot                                                       597,855        38,150,622
        Wal-Mart Stores                                                1,035,400        43,745,650
==================================================================================================
                                                                                       102,077,434
4.96    SERVICES
        America Online(a)                                                641,440        61,016,980
==================================================================================================
0.69    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Teligent Inc Class A Shrs(a)                                     118,300         8,532,387
==================================================================================================
5.90    TELECOMMUNICATIONS -- LONG DISTANCE
        AT&T Corp                                                        651,380        33,831,049
        Allegiance Telecom(a)                                            272,050        13,687,516
        MCI WorldCom(a)                                                  303,400        25,030,500
==================================================================================================
                                                                                        72,549,065
7.50    TELEPHONE
        BellSouth Corp                                                   880,600        42,268,800
        SBC Communications                                               873,780        49,969,294
==================================================================================================
                                                                                        92,238,094
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $968,340,512)
        (Cost for Income Tax Purposes $980,705,395)                                 $1,229,587,701
==================================================================================================

Dynamics Fund
92.59   COMMON STOCKS
1.37    AEROSPACE & DEFENSE
        Alliant Techsystems(a)                                           181,500    $   15,007,781
        General Dynamics                                                 283,100        19,056,169
==================================================================================================
                                                                                        34,063,950
3.54    BANKS
        First Tennessee National                                         483,000        17,689,875
        National Commerce Bancorp                                        735,000        16,399,687

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        North Fork Bancorp                                               930,000   $    19,181,250
        US Trust                                                         211,700        19,053,000
        Zions Bancorp                                                    272,400        15,799,200
==================================================================================================
                                                                                        88,123,012
0.61    BIOTECHNOLOGY
        Gilead Sciences(a)                                                94,650         7,335,375
        MedImmune Inc(a)                                                 100,000         7,987,500
==================================================================================================
                                                                                        15,322,875
5.39    BROADCASTING
        AMFM Inc(a)                                                      800,000        42,000,000
        Citadel Communications(a)                                        423,925        13,565,600
        EchoStar Communications Class A Shrs(a)                          837,400        57,257,225
        Hispanic Broadcasting(a)                                         300,000        21,356,250
==================================================================================================
                                                                                       134,179,075
3.15    CABLE
        Cablevision Systems Class A Shrs(a)                              150,000        10,471,875
        Jones Intercable Class A Shrs(a)                                 440,000        20,322,500
        NTL Inc(a)                                                       225,000        23,371,875
        USA Networks(a)                                                  507,000        24,304,313
==================================================================================================
                                                                                        78,470,563
1.95    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        ADC Telecommunications(a)                                        200,000         8,900,000
        Comverse Technology(a)                                           337,500        25,502,344
        Metromedia Fiber Network Class A Shrs(a)                         440,000        14,135,000
==================================================================================================
                                                                                        48,537,344
9.59    COMPUTER RELATED
        BroadVision Inc(a)                                                85,400         5,951,312
        Citrix Systems(a)                                                152,000         7,913,500
        COVAD Communications Group(a)                                    300,000        13,800,000
        Exodus Communications(a)                                         188,000        22,571,750
        Galileo International                                            250,000        12,796,875
        Intuit Inc(a)                                                    156,500        12,803,656
        Legato Systems(a)                                                330,000        23,595,000
        Lexmark International Group Class A Shrs(a)                      122,000         7,686,000
        Network Appliance(a)                                             313,340        17,077,030
        NorthPoint Communications Group(a)                               300,000         7,312,500
        PSINet Inc(a)                                                    350,000        18,101,571
        Rhythms NetConnections(a)                                        235,000        10,222,500
        Siebel Systems(a)                                                393,000        23,236,125
        Synopsys Inc(a)                                                  407,000        24,496,313

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Verio Inc(a)                                                     295,000    $   21,037,188
        Whittman-Hart Inc(a)                                             408,000        10,327,500
==================================================================================================
                                                                                       238,928,820
1.96    ELECTRICAL EQUIPMENT
        Grainger (WW) Inc                                                120,000         5,670,000
        Molex Inc                                                        535,000        18,691,562
        Sanmina Corp(a)                                                  375,000        24,492,188
==================================================================================================
                                                                                        48,853,750
1.31    ELECTRONICS
        JDS Uniphase(a)                                                  339,800        30,709,425
        Waters Corp(a)                                                    34,330         2,051,218
==================================================================================================
                                                                                        32,760,643
6.54    ELECTRONICS -- SEMICONDUCTOR
        Altera Corp(a)                                                   662,000        23,997,500
        Conexant Systems(a)                                              100,000         6,287,500
        Linear Technology                                                283,000        17,369,125
        Maxim Integrated Products(a)                                     395,000        25,304,687
        MIPS Technologies Class A Shrs(a)                                354,000        13,098,000
        PMC-Sierra Inc(a)                                                292,000        22,849,000
        SDL Inc(a)                                                       150,000        10,190,625
        Vitesse Semiconductor(a)                                         322,000        20,567,750
        Xilinx Inc(a)                                                    372,000        23,203,500
==================================================================================================
                                                                                       162,867,687
0.92    ENTERTAINMENT
        SFX Entertainment Class A Shrs(a)                                513,000        22,988,813
==================================================================================================
1.95    EQUIPMENT -- SEMICONDUCTOR
        KLA-Tencor Corp(a)                                               352,000        23,848,000
        Teradyne Inc(a)                                                  331,900        24,747,294
==================================================================================================
                                                                                        48,595,294
0.56    FINANCIAL
        Ambac Financial Group                                            250,000        13,906,250
==================================================================================================
3.78    GAMING
        Harrah's Entertainment(a)                                      1,645,000        35,059,062
        MGM Grand(a)                                                     423,000        19,114,312
        Mandalay Resort Group(a)                                       1,155,000        19,707,187
        Sun International Hotels Ltd(a)                                  500,000        20,375,000
==================================================================================================
                                                                                        94,255,561
4.52    HEALTH CARE RELATED
        Bausch & Lomb                                                    346,250        24,865,078
        Biomet Inc                                                       600,000        21,825,000

                                                                      SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Genzyme Corp-General Division(a)                                 240,000    $   13,575,000
        St Jude Medical(a)                                               700,000        26,031,250
        VISX Inc(a)                                                      260,000        26,325,000
==================================================================================================
                                                                                       112,621,328
0.96    HOUSEHOLD FURNITURE & APPLIANCES
        Maytag Corp                                                      343,000        23,881,375
==================================================================================================
2.78    INSURANCE
        AFLAC Inc                                                        540,000        25,042,500
        Allmerica Financial(a)                                           180,000        10,653,750
        Jefferson-Pilot Corp                                             142,000        10,374,875
        Nationwide Financial Services Class A Shrs                       374,525        16,151,391
        Protective Life                                                  195,000         6,959,062
==================================================================================================
                                                                                        69,181,578
3.55    INVESTMENT BANK/BROKER FIRM
        Bear Stearns                                                     125,000         5,289,063
        Donaldson Lufkin & Jenrette(a)                                   450,000         9,703,125
        E*TRADE Group(a)                                                 327,000         9,850,875
        Legg Mason                                                       622,000        21,770,000
        Lehman Brothers Holdings                                         100,000         5,375,000
        Paine Webber Group                                               135,000         5,400,000
        Price (T Rowe) Associates                                        505,000        17,675,000
        Waddell & Reed Financial
          Class A Shrs                                                   235,700         5,980,888
          Class B Shrs                                                   292,000         7,300,000
==================================================================================================
                                                                                        88,343,951
1.38    LEISURE TIME
        Premier Parks(a)                                                 605,000        23,405,937
        Royal Caribbean Cruises Ltd                                      235,000        11,045,000
==================================================================================================
                                                                                        34,450,937
0.69    OFFICE EQUIPMENT & SUPPLIES
        Staples Inc(a)                                                   600,000        17,325,000
==================================================================================================
8.21    OIL & GAS RELATED
        Apache Corp                                                      489,100        20,756,181
        BJ Services(a)                                                   590,000        18,031,875
        Baker Hughes                                                     725,000        25,239,062
        Coflexip SA Sponsored ADR Representing 1/2 Ord Shr               349,500        15,465,375
        Cooper Cameron(a)                                                405,300        14,692,125
        Enron Oil & Gas                                                  325,000         6,946,875
        Global Industries Ltd(a)                                         750,000         8,250,000
        Nabors Industries(a)                                             670,000        15,619,375
        Noble Drilling(a)                                                600,000        13,612,500

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Petroleum Geo-Services A/S A Sponsored ADR
        Representing Ord Shrs(a)                                         468,500    $    9,370,000
        Santa Fe International                                           585,000        12,211,875
        Talisman Energy(a)                                               550,000        16,293,750
        Transocean Offshore                                              350,000        10,740,625
        Weatherford International(a)                                     440,000        17,242,500
==================================================================================================
                                                                                       204,472,118
1.20    PERSONAL CARE
        Dial Corp                                                        475,400        14,707,687
        Estee Lauder Class A Shrs                                        320,000        15,220,000
==================================================================================================
                                                                                        29,927,687
1.41    PHOTOGRAPHY & IMAGING
        Gemstar International Group(a)                                   530,000        35,112,500
==================================================================================================
0.88    POLLUTION CONTROL
        Republic Services Class A Shrs(a)                              1,090,000        22,004,375
==================================================================================================
2.23    PUBLISHING
        Meredith Corp                                                    500,000        17,968,750
        New York Times Class A Shrs                                      475,000        18,673,437
        Tribune Co                                                       215,000        18,933,438
==================================================================================================
                                                                                        55,575,625
4.82    RETAIL
        AnnTaylor Stores(a)                                              600,000        23,025,000
        Circuit City Stores                                              500,000        23,625,000
        eToys Inc(a)                                                     200,000         7,987,500
        Family Dollar Stores                                             432,500         9,055,469
        Intimate Brands                                                  171,780         7,397,276
        Tandy Corp                                                       953,400        48,921,338
==================================================================================================
                                                                                       120,011,583
1.14    SAVINGS & LOAN
        Charter One Financial                                            910,000        23,546,250
        St Paul Bancorp                                                  200,000         4,850,000
==================================================================================================
                                                                                        28,396,250
5.38    SERVICES
        Acxiom Corp(a)                                                   415,000        11,153,125
        Block (H & R) Inc                                                245,000        13,383,125
        Concord EFS(a)                                                   104,700         3,566,344
        Harte-Hanks Inc                                                  390,000        10,359,375
        Lamar Advertising Class A Shrs(a)                                427,900        17,383,437
        Omnicom Group                                                    260,000        18,427,500
        Outdoor Systems(a)                                               550,000        18,390,625
        Paychex Inc                                                      347,500         9,751,719
        VERITAS Software(a)                                              208,000        11,674,000

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        WPP Group PLC(a)                                               2,230,000   $    19,977,678
==================================================================================================
                                                                                       134,066,928
3.38    TELECOMMUNICATIONS-- CELLULAR & WIRELESS
        Crown Castle International(a)                                    938,700        19,771,369
        VoiceStream Wireless(a)                                          574,000        25,901,750
        Western Wireless Class A Shrs(a)                                 574,000        20,090,000
        WinStar Communications(a)                                        350,000        18,375,000
==================================================================================================
                                                                                        84,138,119
0.81    TELECOMMUNICATIONS -- LONG DISTANCE
        Allegiance Telecom(a)                                            401,700        20,210,531
==================================================================================================
5.71    TELEPHONE
        Amdocs Ltd(a)                                                    320,100         8,522,663
        AT&T Canada Class B Shrs Depository Receipts(a)                  325,000        20,495,313
        CenturyTel Inc                                                   371,250        15,870,937
        COLT Telecom Group PLC Sponsored ADR
          Representing 4 Ord Shrs(a)                                     350,000        31,543,750
        Intermedia Communications(a)                                     545,800        15,043,612
        McLeodUSA Inc(a)                                                 659,200        19,652,400
        NEXTLINK Communications Class A Shrs(a)                          277,800        31,148,325
==================================================================================================
                                                                                       142,277,000
0.80    TEXTILE -- APPAREL MANUFACTURING
        Jones Apparel Group(a)                                           610,000        20,053,750
==================================================================================================
0.12    TOYS
        Hasbro Inc                                                       116,550         3,030,300
==================================================================================================
        TOTAL COMMON STOCKS (Cost $1,742,107,070)                                    2,306,934,572
==================================================================================================
0.55    PREFERRED STOCKS
0.55    AUTOMOBILES
        Porsche AG Non-Voting Pfd (Cost $10,864,437)                       5,500        13,863,061
==================================================================================================
6.86    SHORT-TERM INVESTMENTS
6.62    COMMERCIAL PAPER
1.20    ELECTRICAL EQUIPMENT
        General Electric, 4.900%, 8/2/1999                        $   30,000,000        30,000,000
==================================================================================================
5.42    FINANCIAL
        American Express Credit, 5.070%, 8/4/1999                 $   45,000,000        45,000,000
        Chevron USA, 5.080%, 8/4/1999                             $   50,000,000        50,000,000
        General Motors Acceptance, 5.070%, 8/6/1999               $   40,000,000        40,000,000
==================================================================================================
                                                                                       135,000,000
          TOTAL COMMERCIAL PAPER (Cost $165,000,000)                                   165,000,000
==================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

0.24    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%,  repurchased at $5,855,419
          (Collaterized  by US Treasury Bonds, due 8/15/2013
          at 12.000%, value $5,998,371) (Cost $5,853,000)          $   5,853,000   $     5,853,000
==================================================================================================
        TOTAL SHORT-TERM INVESTMENTS (Cost $170,853,000)                               170,853,000
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,923,824,507)
        (Cost for Income Tax Purposes $1,930,095,761)                              $ 2,491,650,633
==================================================================================================

INVESCO Endeavor Fund
94.65   COMMON STOCKS
1.43    AUTO PARTS
        CSK Auto(a)                                                       60,600   $     1,537,725
==================================================================================================
1.11    BIOTECHNOLOGY
        MedImmune Inc(a)                                                  15,000         1,198,125
==================================================================================================
3.97    BROADCASTING
        AMFM Inc(a)                                                       41,700         2,189,250
        Clear Channel Communications(a)                                   30,000         2,086,875
==================================================================================================
                                                                                         4,276,125
5.65    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        Comverse Technology(a)                                            27,310         2,063,612
        Digital Microwave(a)                                              88,100         1,046,187
        Gilat Satellite Networks Ltd(a)                                   21,000         1,107,750
        Nokia Corp Sponsored ADR Representing Ord Shrs                    22,000         1,871,375
==================================================================================================
                                                                                         6,088,924
14.01   COMPUTER RELATED
        3Com Corp(a)                                                      75,000         1,809,375
        COVAD Communications Group(a)                                     19,000           874,000
        Exodus Communications(a)                                           9,000         1,080,562
        Genesys Telecommunications Laboratories(a)                        51,000         1,402,500
        Mercury Interactive(a)                                            20,900           964,013
        Microsoft Corp(a)                                                 35,700         3,063,506
        Siebel Systems(a)                                                 34,000         2,010,250
        Visual Networks(a)                                                30,000         1,081,875
        WatchGuard Technologies(a)                                        31,000           375,875
        Yahoo! Inc(a)                                                     17,880         2,439,503
==================================================================================================
                                                                                        15,101,459
1.38    ELECTRICAL EQUIPMENT
        General Electric                                                  13,635         1,486,215
==================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

1.17    ELECTRONICS
        JDS Uniphase(a)                                                   14,000   $     1,265,250
==================================================================================================
11.15   ELECTRONICS -- SEMICONDUCTOR
        Altera Corp(a)                                                    81,160         2,942,050
        Applied Micro Circuits(a)                                         14,200         1,334,800
        Intel Corp                                                        35,600         2,456,400
        LSI Logic(a)                                                      33,000         1,660,312
        Maxim Integrated Products(a)                                      23,000         1,473,438
        Texas Instruments                                                  7,095         1,021,680
        Xilinx Inc(a)                                                     18,000         1,122,750
==================================================================================================
                                                                                        12,011,430
1.56    ENTERTAINMENT
        Time Warner                                                       23,300         1,677,600
==================================================================================================
4.73    EQUIPMENT -- SEMICONDUCTOR
        Applied Materials(a)                                              30,000         2,158,125
        Photronics Inc(a)                                                 33,900           953,438
        Teradyne Inc(a)                                                   26,700         1,990,819
==================================================================================================
                                                                                         5,102,382
5.60    FINANCIAL
        Capital One Financial                                             27,600         1,279,950
        Citigroup Inc                                                     49,290         2,196,486
        Schwab (Charles) Corp                                             58,000         2,555,625
==================================================================================================
                                                                                         6,032,061
2.15    FOOTWEAR
        NIKE Inc Class B Shrs                                             44,500         2,314,000
==================================================================================================
4.04    HEALTH CARE DRUGS -- PHARMACEUTICALS
        Pfizer Inc                                                        28,530           968,237
        SmithKline Beecham PLC Sponsored ADR Representing
          5 Ord Shrs                                                      32,000         1,922,000
        Warner-Lambert Co                                                 22,200         1,465,200
==================================================================================================
                                                                                         4,355,437
2.59    HEALTH CARE RELATED
        Bausch & Lomb                                                     22,000         1,579,875
        VISX Inc(a)                                                       12,000         1,215,000
==================================================================================================
                                                                                         2,794,875
1.17    INVESTMENT BANK/BROKER FIRM
        Legg Mason                                                        36,100         1,263,500
==================================================================================================
1.58    MANUFACTURING
        Tyco International Ltd                                            17,400         1,699,763
==================================================================================================
5.34    OIL & GAS RELATED
        Atwood Oceanics(a)                                                55,300         1,655,544
        Evergreen Resources(a)                                            50,000         1,306,250

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Grey Wolf(a)                                                     250,000   $       578,125
        Nabors Industries(a)                                              95,000         2,214,688
==================================================================================================
                                                                                         5,754,607
1.99    PAPER & FOREST PRODUCTS
        Champion International                                            41,450         2,145,037
==================================================================================================
1.48    PHOTOGRAPHY & IMAGING
        Gemstar International Group Ltd(a)                                24,000         1,590,000
==================================================================================================
10.75   RETAIL
        Amazon.com Inc(a)                                                 27,400         2,741,712
        eBay Inc(a)                                                        6,300           615,431
        eToys Inc(a)                                                      64,600         2,579,962
        Home Depot                                                        25,800         1,646,362
        Pacific Sunwear of California(a)                                  43,000         1,075,000
        Tandy Corp                                                        44,000         2,257,750
        Topps Co(a)                                                       75,000           670,313
==================================================================================================
                                                                                        11,586,530
5.46    SERVICES
        America Online(a)                                                 50,000         4,756,250
        Travel Services International(a)                                  80,000         1,130,000
==================================================================================================
                                                                                         5,886,250
2.06    TELECOMMUNICATIONS -- LONG DISTANCE
        Viatel Inc(a)                                                     60,000         2,220,000
==================================================================================================
4.28    TELEPHONE
        AT&T Canada Class B Shrs Depository Receipts(a)                   35,200         2,219,800
        COLT Telecom Group PLC Sponsored ADR Representing
          4 Ord Shrs(a)                                                   26,600         2,397,325
==================================================================================================
                                                                                         4,617,125
        TOTAL COMMON STOCKS (Cost $92,230,420)                                         102,004,420
==================================================================================================
1.87    PREFERRED STOCKS
1.87    AUTOMOBILES
        Porsche AG, Non-Voting Pfd (Cost $1,725,014)                         800         2,016,445
==================================================================================================
3.48    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $3,746,548
          (Collateralized by US Treasury Bonds due 8/15/2013
          at 12.000%, value $3,837,512)(Cost $3,745,000)            $  3,745,000         3,745,000
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $97,700,434)
        (Cost for Income Tax Purposes $98,256,503)                                 $   107,765,865
==================================================================================================



                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

Growth & Income Fund
97.50   COMMON STOCKS
1.40    AUTOMOBILES
        General Motors                                                    14,100   $       859,219
==================================================================================================
1.37    BANKS
        Firstar Corp                                                      32,100           836,606
==================================================================================================
4.00    BEVERAGES
        Coca-Cola Co                                                      31,465         1,897,733
        PepsiCo Inc                                                       14,055           549,902
==================================================================================================
                                                                                         2,447,635
0.71    BROADCASTING
        Infinity Broadcasting Class A Shrs(a)                             15,805          435,625
==================================================================================================
0.86    CHEMICALS
        du Pont (E I) de Nemours                                           7,275           524,255
==================================================================================================
2.56    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        Lucent Technologies                                               15,420         1,003,264
        Nokia Corp Sponsored ADR Representing Ord Shrs                     6,640           564,815
==================================================================================================
                                                                                         1,568,079
12.80   COMPUTER RELATED
        Cisco Systems(a)                                                  19,750         1,226,969
        Dell Computer(a)                                                  15,500           633,563
        EMC Corp(a)                                                       14,600           884,213
        International Business Machines                                   21,590         2,713,593
        Microsoft Corp(a)                                                 27,670         2,374,432
==================================================================================================
                                                                                         7,832,770
3.40    ELECTRICAL EQUIPMENT
        General Electric                                                  19,070         2,078,630
==================================================================================================
0.55    ELECTRONICS
        JDS Uniphase(a)                                                    3,700           334,388
==================================================================================================
7.60    ELECTRONICS -- SEMICONDUCTOR
        Altera Corp(a)                                                    20,200           732,250
        Intel Corp                                                        36,570         2,523,330
        Texas Instruments                                                  9,680         1,393,920
==================================================================================================
                                                                                         4,649,500
0.94    ENTERTAINMENT
        Time Warner                                                        8,000           576,000
==================================================================================================
6.53    FINANCIAL
        American Express                                                   4,670           615,273
        Citigroup Inc                                                     38,767         1,727,554
        Fannie Mae                                                        11,705           807,645
        Schwab (Charles) Corp                                             19,200           846,000
==================================================================================================
                                                                                         3,996,472

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

3.83    GAMING
        Harrah's Entertainment                                           110,100   $     2,346,506
==================================================================================================
10.95   HEALTH CARE DRUGS -- PHARMACEUTICALS
        Bristol-Myers Squibb                                              26,230         1,744,295
        Johnson & Johnson                                                 18,905         1,741,623
        Lilly (Eli) & Co                                                  14,515           952,547
        Merck & Co                                                        16,840         1,139,857
        Warner-Lambert Co                                                 17,020         1,123,320
==================================================================================================
                                                                                         6,701,642
0.88    HEALTH CARE RELATED
        Medtronic Inc                                                      7,500           540,469
==================================================================================================
1.97    HOUSEHOLD FURNITURE & APPLIANCES
        Maytag Corp                                                       17,300         1,204,512
==================================================================================================
0.97    HOUSEHOLD PRODUCTS
        Procter & Gamble                                                   6,540           591,870
==================================================================================================
2.59    INSURANCE
        American International Group                                      13,675         1,588,009
==================================================================================================
1.87    MANUFACTURING
        Tyco International Ltd                                            11,690         1,141,967
==================================================================================================
6.05    OIL & GAS RELATED
        Chevron Corp                                                      13,245         1,208,606
        Exxon Corp                                                        25,865         2,053,034
        Schlumberger Ltd                                                   7,225           437,564
==================================================================================================
                                                                                         3,699,204
1.19    PAPER & FOREST PRODUCTS
        Champion International                                            14,100           729,675
==================================================================================================
1.55    PERSONAL CARE
        Gillette Co                                                       21,610           946,788
==================================================================================================
10.40   RETAIL
        Amazon.com Inc(a)                                                  5,700           570,356
        CVS Corp                                                          18,660           928,335
        Dayton Hudson                                                      9,135           590,920
        Home Depot                                                        21,395         1,365,268
        Safeway Inc(a)                                                    23,670         1,275,221
        Tandy Corp                                                         6,600           338,663
        Wal-Mart Stores                                                   30,660         1,295,385
==================================================================================================
                                                                                         6,364,148
1.84    SERVICES
        America Online(a)                                                  6,200           589,775
        Ecolab Inc                                                        12,600           537,075
==================================================================================================
                                                                                         1,126,850

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

0.65    TELECOMMUNICATIONS-- CELLULAR & WIRELESS
        Teligent Inc Class A Shrs(a)                                       5,500   $       396,688
==================================================================================================
4.22    TELECOMMUNICATIONS -- LONG DISTANCE
        AT&T Corp                                                         29,712         1,543,167
        MCI WorldCom(a)                                                   12,560         1,036,200
==================================================================================================
                                                                                         2,579,367
5.82    TELEPHONE
        BellSouth Corp                                                    41,570         1,995,360
        SBC Communications                                                27,375         1,565,508
==================================================================================================
                                                                                         3,560,868
        TOTAL COMMON STOCKS (Cost $52,502,373)                                          59,657,742
==================================================================================================
0.63    FIXED INCOME SECURITIES
0.63    PUBLISHING
        Tribune Co, Exch Sub Deb, PHONES(b)
          2.000%, 5/15/2029 (Cost $533,800)                         $    340,000           385,475
==================================================================================================
1.87    SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $1,145,473
          (Collateralized by US Treasury Bonds due 8/15/2013
          at 12.000%, value $1,177,993) (Cost $1,145,000)           $  1,145,000         1,145,000
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $54,181,173)
        (Cost for Income Tax Purposes $55,056,946)                                  $   61,188,217
==================================================================================================

S&P 500 Index Fund
92.05   COMMON STOCKS
1.12    AEROSPACE & DEFENSE
        Boeing Co                                                          5,656   $       256,641
        General Dynamics                                                     634            42,676
        Goodrich (BF) Co                                                     410            17,015
        Gulfstream Aerospace(a)                                              400            26,600
        Lockheed Martin                                                    2,256            78,537
        Northrop Grumman                                                     318            22,936
        Raytheon Co Class B Shrs(a)                                        1,947           136,898
        United Technologies                                                2,806           187,125
==================================================================================================
                                                                                           768,428
0.12    AIR FREIGHT
        FDX Corp(a)                                                        1,632            73,134
        Laidlaw Inc                                                        1,846            11,307
==================================================================================================
                                                                                            84,441
0.25    AIRLINES
        AMR Corp(a)                                                          920            59,685
        Delta Air Lines                                                      698            41,618

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Southwest Airlines                                                 2,844   $        52,614
        US Airways Group(a)                                                  513            18,276
==================================================================================================
                                                                                           172,193
0.22    ALUMINUM
        Alcoa Inc                                                          2,126           127,294
        Reynolds Metals                                                      400            22,650
==================================================================================================
                                                                                           149,944
0.35    AUTO PARTS
        AutoZone Inc(a)                                                      821            20,268
        Cooper Tire & Rubber                                                 411             9,247
        Cummins Engine                                                       100             6,469
        Dana Corp                                                          1,007            42,042
        Genuine Parts                                                      1,025            31,839
        Goodyear Tire & Rubber                                               803            42,459
        ITT Industries                                                       517            19,323
        Johnson Controls                                                     412            28,248
        Pep Boys-Manny Moe & Jack                                            300             4,988
        TRW Inc                                                              617            32,971
==================================================================================================
                                                                                           237,854
0.89    AUTOMOBILES
        Ford Motor                                                         7,088           344,654
        General Motors                                                     3,764           229,369
        Navistar International(a)                                            400            17,775
        PACCAR Inc                                                           400            22,925
==================================================================================================
                                                                                           614,723
5.90    BANKS
        AmSouth Bancorp                                                    1,050            24,019
        BB&T Corp                                                          1,780            62,745
        Bank of America                                                   10,289           682,932
        Bank of New York                                                   4,494           165,997
        Bank One                                                           6,943           378,827
        BankBoston Corp                                                    1,690            79,324
        Chase Manhattan                                                    5,054           388,526
        Comerica Inc                                                         803            44,566
        Fifth Third Bancorp                                                1,633           106,247
        First Union                                                        5,622           258,612
        Firstar Corp                                                       3,900           101,644
        Fleet Financial Group                                              3,258           131,949
        Huntington Bancshares                                              1,275            38,406
        KeyCorp                                                            2,588            81,522
        Mellon Bank                                                        3,034           102,397
        Mercantile Bancorp                                                   800            43,600
        Morgan (J P) & Co                                                    917           117,261
        National City                                                      3,680           109,480
        Northern Trust                                                       600            52,200

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        PNC Bank                                                           1,700   $        89,888
        Regions Financial                                                  1,200            42,675
        Republic New York                                                    530            36,968
        Southtrust Corp                                                    1,000            36,750
        State Street                                                       1,006            71,300
        Summit Bancorp                                                       900            33,300
        SunTrust Banks                                                     1,838           118,551
        Synovus Financial                                                  1,586            29,044
        Union Planters                                                       700            31,019
        US Bancorp                                                         4,183           130,196
        Wachovia Corp                                                      1,234            96,329
        Wells Fargo                                                        9,766           380,874
==================================================================================================
                                                                                         4,067,148
2.23    BEVERAGES
        Anheuser-Busch Cos                                                 2,722           214,868
        Brown-Forman Corp Class B Shrs                                       400            24,800
        Coca-Cola Co                                                      14,524           875,979
        Coca-Cola Enterprises                                              2,500            72,969
        Coors (Adolph) Co Class B Shrs                                       100             5,325
        PepsiCo Inc                                                        8,696           340,231
==================================================================================================
                                                                                         1,534,172
0.32    BIOTECHNOLOGY
        Amgen Inc(a)                                                       2,874           220,939
==================================================================================================
0.46    BROADCASTING
        CBS Corp(a)                                                        4,062           178,474
        Clear Channel Communications(a)                                    1,828           127,160
        King World Productions(a)                                            400            13,950
==================================================================================================
                                                                                           319,584
0.37    BUILDING MATERIALS
        Armstrong World Industries                                           100             5,500
        Crane Co                                                             350             8,881
        Lowe's Cos                                                         2,230           117,632
        Masco Corp                                                         1,916            57,001
        Owens Corning                                                        300             9,263
        Sherwin-Williams Co                                                1,024            27,648
        Vulcan Materials                                                     600            26,400
==================================================================================================
                                                                                           252,325
0.61    CABLE
        Comcast Corp Class A Shrs                                          4,398           169,323
        MediaOne Group(a)                                                  3,485           252,227
==================================================================================================
                                                                                           421,550
1.45    CHEMICALS
        Air Products & Chemicals                                           1,244            41,596
        Dow Chemical                                                       1,349           167,276

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        du Pont (EI) de Nemours                                            6,643   $       478,711
        Eastman Chemical                                                     411            21,244
        Englehard Corp                                                       720            16,065
        Grace (WR) & Co(a)                                                   420             7,901
        Great Lakes Chemical                                                 300            13,275
        Hercules Inc                                                         613            21,378
        Nalco Chemical                                                       400            20,575
        PPG Industries                                                       917            54,676
        Praxair Inc                                                          822            37,915
        Rohm & Haas                                                        1,276            54,390
        Sigma-Aldrich Corp                                                   614            20,646
        Union Carbide                                                        817            39,216
==================================================================================================
                                                                                           994,864
3.28    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        ADC Telecommunications(a)                                            800            35,600
        Advanced Micro Devices(a)                                            820            14,094
        Andrew Corp(a)                                                       413             8,260
        General Instrument(a)                                              1,021            46,328
        Harris Corp                                                          411            12,458
        Lucent Technologies                                               17,899         1,164,554
        Motorola Inc                                                       3,592           327,770
        Nortel Networks                                                    3,972           352,019
        QUALCOMM Inc(a)                                                      900           140,400
        Scientific-Atlanta Inc                                               411            15,002
        Tellabs Inc(a)                                                     2,338           143,933
==================================================================================================
                                                                                         2,260,418
12.12   COMPUTER RELATED
        Adobe Systems                                                        310            26,582
        Apple Computer(a)                                                    918            51,121
        Autodesk Inc                                                         300             7,950
        BMC Software(a)                                                    1,300            70,037
        Cabletron Systems(a)                                                 922            11,122
        Cisco Systems(a)                                                  19,082         1,185,469
        Compaq Computer                                                    9,985           239,640
        Computer Associates International                                  3,076           141,111
        Compuware Corp(a)                                                  2,100            58,275
        Data General(a)                                                      300             4,181
        Dell Computer(a)                                                  14,912           609,528
        EMC Corp(a)                                                        5,852           354,412
        Gateway Inc(a)                                                       800            60,950
        Hewlett-Packard Co                                                 5,983           626,345
        International Business Machines                                   10,876         1,366,977
        Microsoft Corp(a)                                                 30,470         2,614,707

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Network Appliance(a)                                                 400   $        21,800
        Novell Inc(a)                                                      1,849            47,612
        Oracle Corp(a)                                                     8,516           324,140
        Parametric Technology(a)                                           1,636            23,109
        Peoplesoft Inc(a)                                                  1,400            19,075
        Seagate Technology(a)                                              1,434            38,539
        Silicon Graphics(a)                                                1,026            18,147
        Sun Microsystems(a)                                                4,604           312,497
        3Com Corp(a)                                                       2,148            51,821
        Unisys Corp(a)                                                     1,625            66,320
==================================================================================================
                                                                                         8,351,467
0.63    CONGLOMERATES
        Fortune Brands                                                       924            36,498
        Monsanto Co                                                        3,589           140,420
        National Service Industries                                          100             3,531
        Tenneco Inc                                                        1,024            23,360
        Unilever NV New York Registered Shrs                               3,253           227,303
==================================================================================================
                                                                                           431,112
0.26    CONSUMER FINANCE
        Countrywide Credit Industries                                        615            22,909
        Household International                                            2,752           118,164
        SLM Holding                                                          900            40,950
==================================================================================================
                                                                                           182,023
0.00    CONSUMER-- JEWELRY, NOVELTIES & GIFTS
        Jostens Inc                                                          100             2,025
==================================================================================================
0.16    CONTAINERS
        Ball Corp                                                            100             4,844
        Bemis Co                                                             300            11,100
        Crown Cork & Seal                                                    618            18,115
        Owens-Illinois Inc(a)                                                820            20,449
        Sealed Air(a)                                                        419            26,921
        Temple-Inland Inc                                                    300            18,975
        Tupperware Corp                                                      300             7,088
==================================================================================================
                                                                                           107,492
0.02    DISTRIBUTION
        SUPERVALU Inc                                                        600            13,650
==================================================================================================
1.87    ELECTRIC UTILITIES
        AES Corp(a)                                                        1,100            65,862
        Ameren Corp                                                          714            27,846
        American Electric Power                                            1,125            39,797
        CMS Energy                                                           700            26,162
        Carolina Power & Light                                               821            33,764
        Central & South West                                               1,130            24,083

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        CINergy Corp                                                         822   $        24,609
        Consolidated Edison                                                1,254            54,549
        Constellation Energy Group                                           821            24,066
        DTE Energy                                                           720            28,170
        Dominion Resources                                                 1,026            45,208
        Duke Energy                                                        2,036           107,781
        Edison International                                               2,053            51,967
        Entergy Corp                                                       1,434            43,468
        FPL Group                                                            919            49,569
        FirstEnergy Corp                                                   1,432            40,901
        Florida Progress                                                     500            20,469
        GPU Inc                                                              717            27,515
        New Century Energies                                                 600            20,812
        Niagara Mohawk Holdings(a)                                         1,020            16,065
        Northern States Power                                                800            18,000
        PG&E Corp                                                          2,261            71,504
        PP&L Resources                                                       823            23,816
        PacifiCorp                                                         1,741            31,773
        PECO Energy                                                        1,231            52,164
        Public Service Enterprise Group                                    1,232            49,665
        Reliant Energy                                                     1,740            47,741
        Southern Co                                                        3,996           105,644
        Texas Utilities                                                    1,662            70,531
        Unicom Corp                                                        1,130            44,353
==================================================================================================
                                                                                         1,287,854
3.71    ELECTRICAL EQUIPMENT
        Emerson Electric                                                   2,491           148,682
        General Electric                                                  19,549         2,130,841
        Grainger (WW) Inc                                                    426            20,128
        Honeywell Inc                                                        684            81,952
        Rockwell International                                             1,137            66,870
        Solectron Corp(a)                                                  1,400            90,213
        Thomas & Betts                                                       300            13,575
==================================================================================================
                                                                                         2,552,261
0.08    ELECTRONICS
        EG&G Inc                                                             300            10,069
        PE Corp-PE Biosystems Group                                          600            33,638
        Tektronix Inc                                                        300             9,506
==================================================================================================
                                                                                            53,213
2.67    ELECTRONICS -- SEMICONDUCTOR
        Intel Corp                                                        19,848         1,369,512
        LSI Logic(a)                                                         720            36,225
        Micron Technology(a)                                               1,430            88,839
        National Semiconductor(a)                                            923            22,844


                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Texas Instruments                                                  2,256   $       324,864
==================================================================================================
                                                                                         1,842,284
0.04    ENGINEERING & CONSTRUCTION
        Fluor Corp                                                           412            16,506
        Foster Wheeler                                                       100             1,219
        McDermott International                                              300             8,456
==================================================================================================
                                                                                            26,181
1.67    ENTERTAINMENT
        Disney (Walt) Co                                                  12,129           335,064
        Seagram Co Ltd                                                     2,550           130,847
        Time Warner                                                        7,136           513,792
        Viacom Inc Class B Shrs(a)                                         3,998           167,666
==================================================================================================
                                                                                         1,147,369
0.25    EQUIPMENT -- SEMICONDUCTOR
        Applied Materials(a)                                               2,051           147,544
        KLA-Tencor Corp(a)                                                   412            27,913
==================================================================================================
                                                                                           175,457
3.75    FINANCIAL
        American Express                                                   2,605           343,209
        Associates First Capital Class A Shrs                              4,332           165,970
        Capital One Financial                                              1,200            55,650
        Citigroup Inc                                                     19,879           885,858
        Fannie Mae                                                         5,897           406,893
        Franklin Resources                                                 1,500            57,187
        Freddie Mac                                                        4,056           232,713
        MBIA Inc                                                             512            29,312
        MBNA Corp                                                          4,743           135,175
        Providian Financial                                                  719            65,429
        Schwab (Charles) Corp                                              4,722           208,063
==================================================================================================
                                                                                         2,585,459
1.47    FOODS
        Archer-Daniels-Midland Co                                          3,341            46,774
        Bestfoods Inc                                                      1,588            77,415
        Campbell Soup                                                      2,500           110,000
        ConAgra Inc                                                        2,766            70,706
        General Mills                                                        804            66,581
        Heinz (H J) Co                                                     2,041            96,182
        Hershey Foods                                                        794            46,052
        Kellogg Co                                                         2,370            82,506
        Nabisco Group Holdings                                             1,800            33,750
        Pioneer Hi-Bred International                                      1,454            56,524
        Quaker Oats                                                          719            48,937
        Ralston Purina                                                     1,910            57,181
        Sara Lee                                                           5,230           115,060
        Sysco Corp                                                         1,824            59,622

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Wrigley (William) Jr Co                                              576   $        45,900
==================================================================================================
                                                                                         1,013,190
0.13    FOOTWEAR
        NIKE Inc Class B Shrs                                              1,591            82,732
        Reebok International Ltd(a)                                          300             3,638
==================================================================================================
                                                                                            86,370
0.04    GAMING
        Harrah's Entertainment(a)                                            714            15,217
        Mirage Resorts(a)                                                  1,025            14,414
==================================================================================================
                                                                                            29,631
0.15    GOLD & PRECIOUS METALS MINING
        ASARCO Inc                                                           100             1,775
        Barrick Gold                                                       2,152            39,947
        Battle Mountain Gold                                               1,332             2,581
        Freeport-McMoran Copper & Gold Class B Shrs                          827            13,956
        Homestake Mining                                                   1,520            12,160
        Newmont Mining                                                       922            17,057
        Placer Dome                                                        1,833            18,674
==================================================================================================
                                                                                           106,150
0.03    HARDWARE & TOOLS
        Snap-on Inc                                                          300            10,500
        Stanley Works                                                        412            11,510
==================================================================================================
                                                                                            22,010
7.84    HEALTH CARE DRUGS -- PHARMACEUTICALS
        Abbott Laboratories                                                9,004           386,609
        Allergan Inc                                                         300            28,350
        ALZA Corp(a)                                                         592            28,786
        American Home Products                                             7,754           395,454
        Bristol-Myers Squibb                                              11,706           778,449
        Johnson & Johnson                                                  7,883           726,221
        Lilly (Eli) & Co                                                   6,528           428,400
        Longs Drug Stores                                                    100             3,444
        Merck & Co                                                        13,874           939,096
        Pfizer Inc                                                        22,347           758,401
        Pharmacia & Upjohn                                                 2,933           157,832
        Schering-Plough Corp                                               8,662           424,438
        Warner-Lambert Co                                                  4,937           325,842
        Watson Pharmaceuticals(a)                                            500            17,219
==================================================================================================
                                                                                         5,398,541
1.58    HEALTH CARE RELATED
        Bard (C R) Inc                                                       300            14,587
        Bausch & Lomb                                                        300            21,544
        Baxter International                                               1,684           115,670
        Becton Dickinson & Co                                              1,434            39,345

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Biomet Inc                                                           616   $        22,407
        Boston Scientific(a)                                               2,256            91,509
        Cardinal Health                                                    1,519           103,672
        Columbia/HCA Healthcare                                            3,690            82,102
        Guidant Corp                                                       1,694            99,205
        HCR Manor Care(a)                                                    600            12,225
        HEALTHSOUTH Corp(a)                                                2,455            30,074
        Humana Inc(a)                                                        923            10,038
        Mallinckrodt Inc                                                     410            13,889
        McKesson HBOC                                                      1,586            49,265
        Medtronic Inc                                                      3,308           238,383
        St Jude Medical(a)                                                   413            15,358
        Shared Medical Systems                                               100             5,988
        Tenet Healthcare(a)                                                1,700            30,494
        United Healthcare                                                    924            56,364
        Wellpoint Health Networks(a)                                         400            32,850
==================================================================================================
                                                                                         1,084,969
0.03    HOMEBUILDING
        Centex Corp                                                          300            10,106
        Kaufman & Broad Home                                                 300             6,244
        Pulte Corp                                                           300             6,806
==================================================================================================
                                                                                            23,156
0.08    HOUSEHOLD FURNITURE & APPLIANCES
        Maytag Corp                                                          413            28,755
        Whirlpool Corp                                                       400            28,675
==================================================================================================
                                                                                            57,430
1.51    HOUSEHOLD PRODUCTS
        Black & Decker                                                       513            29,626
        Clorox Co                                                            668            74,816
        Colgate-Palmolive Co                                               3,188           157,407
        Newell Rubbermaid                                                  1,653            71,492
        Procter & Gamble                                                   7,782           704,271
==================================================================================================
                                                                                         1,037,612
2.93    INSURANCE
        Aetna Inc                                                            798            65,436
        AFLAC Inc                                                          1,500            69,562
        Allstate Corp                                                      4,664           165,572
        American General                                                   1,360           105,230
        American International Group                                       7,256           842,603
        Aon Corp                                                           1,515            56,718
        Chubb Corp                                                         1,059            63,341
        CIGNA Corp                                                         1,247           109,970
        Cincinnati Financial                                                 845            31,793
        Conseco Inc                                                        1,941            55,925

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Hartford Financial Services Group                                  1,256   $        67,824
        Jefferson-Pilot Corp                                                 515            37,627
        Lincoln National                                                   1,134            56,700
        Loews Corp                                                           576            40,392
        MGIC Investment                                                      675            33,286
        Progressive Corp                                                     419            53,527
        SAFECO Corp                                                          720            27,405
        St Paul Cos                                                        1,232            38,346
        Torchmark Corp                                                       720            23,670
        UnumProvident Corp                                                 1,430            74,003
==================================================================================================
                                                                                         2,018,930
0.17    INSURANCE BROKERS
        Marsh & McLennan                                                   1,568           119,168
==================================================================================================
0.78    INVESTMENT BANK/BROKER FIRM
        Bear Stearns                                                         710            30,042
        Lehman Brothers Holdings                                             700            37,625
        Merrill Lynch & Co                                                 2,119           144,224
        Morgan Stanley Dean Witter & Co                                    3,289           296,421
        Paine Webber Group                                                   800            32,000
==================================================================================================
                                                                                           540,312
0.09    IRON & STEEL
        Allegheny Teledyne                                                 1,024            21,952
        Bethlehem Steel(a)                                                   716             5,594
        Nucor Corp                                                           412            19,982
        USX-US Steel Group                                                   412            10,686
        Worthington Industries                                               414             6,055
==================================================================================================
                                                                                            64,269
0.26    LEISURE TIME
        Brunswick Corp                                                       514            14,071
        Carnival Corp                                                      3,500           162,531
==================================================================================================
                                                                                           176,602
0.09    LODGING -- HOTELS
        Hilton Hotels                                                      1,435            18,745
        Marriott International Class A Shrs                                1,168            40,953
==================================================================================================
                                                                                            59,698
0.57    MACHINERY
        Briggs & Stratton                                                    100             6,019
        Case Corp                                                            420            20,002
        Caterpillar Inc                                                    2,044           119,829
        Cooper Industries                                                    517            28,370
        Danaher Corp                                                         700            39,944
        Deere & Co                                                         1,266            48,424
        Dover Corp                                                         1,246            49,217

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Ingersoll-Rand Co                                                  1,023    $       65,792
        Milacron Inc                                                         100             1,712
        NACCO Industries Class A Shrs                                        100             7,825
        Timken Co                                                            400             6,600
==================================================================================================
                                                                                           393,734
0.00    MANUFACTURED HOUSING
        Fleetwood Enterprises                                                100             2,306
==================================================================================================
1.86    MANUFACTURING
        AlliedSignal Inc                                                   3,179           205,642
        Corning Inc                                                        1,352            94,640
        Eaton Corp                                                           411            40,663
        FMC Corp(a)                                                          100             6,975
        Illinois Tool Works                                                1,364           101,362
        Millipore Corp                                                       300            12,225
        Minnesota Mining & Manufacturing                                   2,368           208,236
        Pall Corp                                                            618            13,017
        Parker-Hannifin Corp                                                 616            29,068
        Raychem Corp                                                         412            15,708
        Textron Inc                                                          808            66,458
        Thermo Electron(a)                                                   821            14,111
        Tyco International Ltd                                             4,833           472,124
==================================================================================================
                                                                                         1,280,229
0.12    METALS MINING
        Alcan Aluminium Ltd                                                1,332            40,127
        Cyprus Amax Minerals                                                 413             5,421
        Inco Ltd                                                           1,123            19,933
        Phelps Dodge                                                         300            17,794
==================================================================================================
                                                                                            83,275
0.67    NATURAL GAS
        Coastal Corp                                                       1,230            48,662
        Columbia Energy Group                                                450            26,775
        Consolidated Natural Gas                                             513            32,127
        Eastern Enterprises                                                  100             3,894
        Enron Corp                                                         2,109           179,660
        NICOR Inc                                                            300            11,588
        ONEOK Inc                                                            100             3,181
        Peoples Energy                                                       100             3,681
        Sempra Energy                                                      1,118            24,806
        Sonat Inc                                                            612            21,535
        Williams Cos                                                       2,510           105,577
==================================================================================================
                                                                                           461,486
0.67    OFFICE EQUIPMENT & SUPPLIES
        Avery Dennison                                                       614            37,684
        IKON Office Solutions                                                819            10,801
        Moore Ltd                                                            412             3,425

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Office Depot(a)                                                    2,100   $        39,375
        Pitney Bowes                                                       1,590           101,164
        Staples Inc(a)                                                     2,600            75,075
        Xerox Corp                                                         3,928           191,490
==================================================================================================
                                                                                           459,014
5.70    OIL & GAS RELATED
        Amerada Hess                                                         513            30,363
        Anadarko Petroleum                                                   600            22,912
        Apache Corp                                                          513            21,770
        Ashland Inc                                                          400            15,200
        Atlantic Richfield                                                 1,911           172,109
        Baker Hughes                                                       1,894            65,935
        Burlington Resources                                                 925            40,873
        Chevron Corp                                                       3,931           358,704
        Exxon Corp                                                        14,519         1,152,446
        Halliburton Co                                                     2,496           115,128
        Helmerich & Payne                                                    300             7,669
        Kerr-McGee Corp                                                      516            26,574
        Mobil Corp                                                         4,615           471,884
        Occidental Petroleum                                               2,047            40,044
        Phillips Petroleum                                                 1,473            75,583
        Rowan Cos(a)                                                         412             7,751
        Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs            12,608           769,088
        Schlumberger Ltd                                                   3,125           189,258
        Sunoco Inc                                                           500            15,250
        Texaco Inc                                                         3,077           191,736
        USX-Marathon Group                                                 1,689            51,303
        Union Pacific Resources Group                                      1,535            27,342
        Unocal Corp                                                        1,462            58,023
==================================================================================================
                                                                                         3,926,945
0.87    PAPER & FOREST PRODUCTS
        Boise Cascade                                                        300            11,569
        Champion International                                               513            26,548
        Fort James                                                         1,237            45,150
        Georgia-Pacific Group                                              1,026            46,106
        International Paper                                                2,392           122,291
        Kimberly-Clark Corp                                                3,076           187,636
        Louisiana-Pacific Corp                                               615            13,492
        Mead Corp                                                            515            21,115
        Potlatch Corp                                                        100             4,056
        Westvaco Corp                                                        614            18,075
        Weyerhaeuser Co                                                    1,231            79,630
        Willamette Industries                                                516            23,220
==================================================================================================
                                                                                           598,888


                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

0.57    PERSONAL CARE
        Alberto-Culver Co Class B Shrs                                       300   $         7,669
        Avon Products                                                      1,574            71,617
        Gillette Co                                                        6,536           286,358
        International Flavors & Fragrances                                   615            27,867
==================================================================================================
                                                                                           393,511
0.20    PHOTOGRAPHY & IMAGING
        Eastman Kodak                                                      1,913           132,236
        Polaroid Corp                                                        300             6,900
==================================================================================================
                                                                                           139,136
0.22    POLLUTION CONTROL
        Allied Waste Industries(a)                                         1,100            19,731
        Browning-Ferris Industries                                           928            41,644
        Waste Management                                                   3,453            88,267
==================================================================================================
                                                                                           149,642
0.59    PUBLISHING
        American Greetings Class A Shrs                                      410            12,044
        Donnelley (R R) & Sons                                               720            25,200
        Dow Jones & Co                                                       513            25,586
        Gannett Inc                                                        1,686           121,813
        Harcourt General                                                     410            19,039
        Knight-Ridder Inc                                                    412            22,093
        McGraw-Hill Cos                                                    1,028            52,299
        Meredith Corp                                                        300            10,781
        New York Times Class A Shrs                                          926            36,403
        Times Mirror Series A Shrs                                           413            24,883
        Tribune Co                                                           617            54,335
==================================================================================================
                                                                                           404,476
0.47    RAILROADS
        Burlington Northern Santa Fe                                       2,709            86,688
        CSX Corp                                                           1,143            55,364
        Kansas City Southern Industries                                      700            38,675
        Norfolk Southern                                                   2,253            65,900
        Union Pacific                                                      1,462            79,405
==================================================================================================
                                                                                           326,032
0.58    RESTAURANTS
        Darden Restaurants                                                   721            15,727
        McDonald's Corp                                                    8,004           333,667
        Tricon Global Restaurants(a)                                         821            33,404
        Wendy's International                                                618            17,961
==================================================================================================
                                                                                           400,759
5.40    RETAIL
        Albertson's Inc                                                    2,466           122,529
        Best Buy(a)                                                        1,200            89,550
        CVS Corp                                                           2,226           110,743

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Circuit City Stores-Circuit City Group                             1,028   $        48,573
        Consolidated Stores(a)                                               629             9,828
        Costco Cos(a)                                                      1,240            92,690
        Dayton Hudson                                                      2,486           160,813
        Dillard's Inc Class A Shrs                                           615            18,950
        Dollar General                                                     1,218            32,201
        Federated Department Stores(a)                                     1,238            63,525
        Gap Inc                                                            5,094           238,144
        Great Atlantic & Pacific Tea                                         100             3,456
        Home Depot                                                         8,760           558,997
        Kmart Corp(a)                                                      2,768            40,136
        Kohl's Corp(a)                                                     1,000            76,062
        Kroger Co(a)                                                       4,834           127,195
        Limited Inc                                                        1,179            53,866
        May Department Stores                                              2,028            78,458
        Nordstrom Inc                                                        800            25,150
        Penney (JC) Co                                                     1,464            64,050
        Rite Aid                                                           1,534            32,502
        Safeway Inc(a)                                                     2,800           150,850
        Sears Roebuck & Co                                                 2,257            91,409
        TJX Cos                                                            1,846            61,033
        Tandy Corp                                                         1,028            52,749
        Toys "R" Us(a)                                                     1,340            21,775
        Walgreen Co                                                        5,346           151,359
        Wal-Mart Stores                                                   26,260         1,109,485
        Winn-Dixie Stores                                                    821            32,532
==================================================================================================
                                                                                         3,718,610
0.21    SAVINGS & LOAN
        Golden West Financial                                                315            30,220
        Washington Mutual                                                  3,361           115,324
==================================================================================================
                                                                                           145,544
2.34    SERVICES
        America Online(a)                                                  6,500           618,312
        Automatic Data Processing                                          3,684           147,590
        Block (H & R) Inc                                                    515            28,132
        Cendant Corp(a)                                                    4,519            90,945
        Ceridian Corp(a)                                                     722            20,216
        Computer Sciences(a)                                                 802            51,629
        Deluxe Corp                                                          411            15,412
        Dun & Bradstreet                                                     824            26,162
        Ecolab Inc                                                           700            29,837
        Electronic Data Systems                                            2,800           168,875
        Equifax Inc                                                          821            26,990
        First Data                                                         2,560           126,880

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        IMS Health                                                         1,912   $        53,297
        Interpublic Group of Cos                                           1,436            60,312
        Omnicom Group                                                      1,043            73,923
        Paychex Inc                                                        1,400            39,288
        Ryder System                                                         400             9,425
        Service Corp International                                         1,465            23,257
==================================================================================================
                                                                                         1,610,482
0.35    TELECOMMUNICATIONS -- CELLULAR & WIRELESS
        Nextel Communications Class A Shrs(a)                              1,700            91,056
        Sprint Corp-PCS Group Series 1 Shrs(a)                             2,491           151,017
==================================================================================================
                                                                                           242,073
3.12    TELECOMMUNICATIONS -- LONG DISTANCE
        AT&T Corp                                                         18,779           975,334
        MCI WorldCom(a)                                                   10,985           906,263
        Sprint Corp                                                        5,164           266,914
==================================================================================================
                                                                                         2,148,511
4.46    TELEPHONE
        ALLTEL Corp                                                        1,770           127,108
        Ameritech Corp                                                     6,519           477,517
        Bell Atlantic                                                      9,120           581,400
        BellSouth Corp                                                    11,102           532,896
        CenturyTel Inc                                                       800            34,200
        Frontier Corp                                                      1,023            56,713
        GTE Corp                                                           5,729           422,156
        SBC Communications                                                11,604           663,604
        US WEST                                                            3,043           174,402
==================================================================================================
                                                                                         3,069,996
0.07    TEXTILE -- APPAREL MANUFACTURING
        Fruit of the Loom Class A Shrs(a)                                    410             3,254
        Liz Claiborne                                                        400            15,525
        Russell Corp                                                         100             1,919
        VF Corp                                                              617            24,372
==================================================================================================
                                                                                            45,070
0.01    TEXTILE -- HOME FURNISHINGS
        Springs Industries Class A Shrs                                      100             3,975
==================================================================================================
0.81    TOBACCO
        Philip Morris                                                     14,192           528,652
        UST Inc                                                            1,026            31,806
==================================================================================================
                                                                                           560,458
0.13    TOYS
        Hasbro Inc                                                         1,177            30,602
        Mattel Inc                                                         2,491            58,538
==================================================================================================
                                                                                            89,140


                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

0.08    TRUCKS & PARTS
        Delphi Automotive Systems                                          3,230   $        58,140
==================================================================================================
        TOTAL COMMON STOCKS (Cost $56,397,980)                                          63,405,900
==================================================================================================
7.95    SHORT-TERM INVESTMENTS
0.43    US GOVERNMENT OBLIGATIONS
        US Treasury Bills, 10/14/1999(c) (Amortized Cost $297,184)   $   300,000           297,184
==================================================================================================
7.52    REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $5,184,142
          (Collateralized by US Treasury Bonds, due 8/15/2013
          at 12.000%, value $5,311,810)(Cost $5,182,000)             $ 5,182,000         5,182,000
==================================================================================================
        TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $5,479,184)                         5,479,184
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $61,877,164)
        (Cost for Income Tax Purposes $61,883,923)                                 $    68,885,084
==================================================================================================


Small Company Growth Fund
82.66   COMMON STOCKS & RIGHTS
1.72    AEROSPACE & DEFENSE
        Aeroflex Inc(a)                                                  163,700   $     3,100,069
        Alliant Techsystems(a)                                            23,000         1,901,812
        Moog Inc Class A Shrs(a)                                          95,600         2,963,600
==================================================================================================
                                                                                         7,965,481
1.55    AUTO PARTS
        CSK Auto(a)                                                      150,200         3,811,325
        O'Reilly Automotive(a)                                            79,000         3,367,375
==================================================================================================
                                                                                         7,178,700
1.65    BANKS
        City National                                                     74,180         2,540,665
        Hudson United Bancorp                                             86,000         2,795,000
        US Trust                                                          26,000         2,340,000
==================================================================================================
                                                                                         7,675,665
1.85    BROADCASTING
        Citadel Communications(a)                                        115,600         3,699,200
        Salem Communications Class A Shrs(a)                             174,300         4,880,400
==================================================================================================
                                                                                         8,579,600
0.44    BUILDING MATERIALS
        Elcor Corp                                                        50,000         2,056,250
==================================================================================================
5.72    COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
        Advanced Fibre Communications(a)                                  87,000         1,446,375
        ANTEC Corp(a)                                                    128,700         5,397,356

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Digital Microwave(a)                                             374,400   $     4,446,000
        Excel Switching(a)                                               120,000         3,270,000
        Gilat Satellite Networks Ltd(a)                                   87,600         4,620,900
        Powerwave Technologies(a)                                         96,700         3,444,938
        REMEC Inc(a)                                                     174,150         2,187,759
        Terayon Communication Systems(a)                                  45,000         1,760,625
==================================================================================================
                                                                                        26,573,953
14.81   COMPUTER RELATED
        Advantage Learning Systems(a)                                    124,500         4,108,500
        Business Objects SA Sponsored ADR Representing Ord Shrs(a)       125,200         5,649,650
        Electronics for Imaging(a)                                        50,000         2,740,625
        Entrust Technologies(a)                                           82,000         2,460,000
        Gadzoox Networks(a)                                               30,000         2,257,500
        Genesys Telecommunications Laboratories(a)                       235,000         6,462,500
        InfoSpace.com Inc(a)                                              32,000         1,470,000
        Internet Capital Group Rights(d)                                   2,020                 0
        Kronos Inc(a)                                                     66,500         3,216,937
        Macromedia Inc(a)                                                 99,000         3,452,625
        Mercury Interactive(a)                                            79,800         3,680,775
        Metro Information Services(a)                                     79,100         1,359,531
        MICROS Systems(a)                                                 75,200         2,570,900
        NetIQ Corp(a)                                                    100,000         1,675,000
        Netopia Inc(a)                                                    90,000         2,238,750
        OneMain.com Inc(a)                                               123,000         2,913,563
        Packeteer Inc(a)                                                  30,500           899,750
        Peregrine Systems(a)                                             119,000         3,555,125
        Primus Knowledge Solutions(a)                                    120,000         2,887,500
        Research in Motion Ltd(a)                                         87,600         2,047,650
        Rhythms NetConnections(a)                                         40,250         1,750,875
        SoftNet Systems(a)                                                90,000         2,216,250
        USWeb Corp(a)                                                     90,310         1,890,866
        Verity Inc(a)                                                     33,000         1,633,500
        Visual Networks(a)                                               109,100         3,934,419
        WebTrends Corp(a)                                                 50,300         1,659,900
==================================================================================================
                                                                                        68,732,691
0.52    CONSUMER FINANCE
        Towne Services(a)                                                301,300         2,429,231
==================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

0.93    DISTRIBUTION
        Insight Enterprises(a)                                           148,400   $     4,303,600
==================================================================================================
1.61    ELECTRICAL EQUIPMENT
        DII Group(a)                                                     129,500         4,799,594
        Universal Electronics(a)                                          93,600         2,655,900
==================================================================================================
                                                                                         7,455,494
1.19    ELECTRONICS
        Anaren Microwave(a)                                              128,900         3,045,262
        LeCroy Corp(a)                                                     6,675           123,487
        Mettler-Toledo International(a)                                   81,800         2,367,088
==================================================================================================
                                                                                         5,535,837
5.08    ELECTRONICS -- SEMICONDUCTOR
        ANADIGICS Inc(a)                                                  86,100         2,669,100
        Applied Micro Circuits(a)                                         20,500         1,927,000
        Cree Research(a)                                                  24,800         1,534,500
        Cypress Semiconductor(a)                                         200,000         4,000,000
        Galileo Technology Ltd(a)                                         46,000         2,466,750
        QLogic Corp(a)                                                    14,400         2,403,000
        TranSwitch Corp(a)                                                47,500         2,084,063
        Unitrode Corp(a)                                                  78,000         2,881,125
        Zoran Corp(a)                                                    148,000         3,626,000
==================================================================================================
                                                                                        23,591,538
0.65    ENTERTAINMENT
        SFX Entertainment Class A Shrs(a)                                 66,900         2,997,956
==================================================================================================
2.75    EQUIPMENT -- SEMICONDUCTOR
        American Xtal Technology(a)                                       97,000         2,982,750
        Brooks Automation(a)                                             119,100         3,230,587
        Cymer Inc(a)                                                     105,000         3,327,187
        Photronics Inc(a)                                                115,000         3,234,375
==================================================================================================
                                                                                        12,774,899
0.69    GAMING
        Harrah's Entertainment(a)                                        151,200         3,222,450
==================================================================================================
3.75    HEALTH CARE DRUGS -- PHARMACEUTICALS
        Accredo Health(a)                                                 62,200         1,982,625
        Alkermes Inc(a)                                                   92,000         2,403,500
        ChiRex Inc(a)                                                    120,900         3,959,475
        Priority Healthcare Class B Shrs(a)                               99,764         4,813,613
        Roberts Pharmaceutical(a)                                        154,750         4,245,953
==================================================================================================
                                                                                        17,405,166

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

1.87    HEALTH CARE RELATED
        Laser Vision Centers(a)                                           15,600   $       980,850
        MedQuist Inc(a)                                                   40,000         1,735,000
        Pharmaceutical Product Development(a)                             85,300         2,233,794
        Province Healthcare(a)                                           162,400         2,740,500
        ResMed Inc(a)                                                     34,200           974,700
==================================================================================================
                                                                                         8,664,844
0.74    INSURANCE
        HCC Insurance Holdings                                           151,800         3,443,962
==================================================================================================
1.22    INVESTMENT BANK/BROKER FIRM
        Affiliated Managers Group(a)                                      40,000         4,112,500
        National Discount Brokers Group(a)                                41,200         1,573,325
==================================================================================================
                                                                                         5,685,825
0.92    LEISURE TIME
        Action Performance(a)                                             51,200         1,772,800
        Intrawest Corp                                                   165,000         2,505,938
==================================================================================================
                                                                                         4,278,738
0.37    MANUFACTURING
        Pentair Inc                                                       40,000         1,737,500
==================================================================================================
5.88    OIL & GAS RELATED
        Atwood Oceanics(a)                                                96,800         2,897,950
        Basin Exploration(a)                                             127,500         2,677,500
        Evergreen Resources(a)                                           132,500         3,461,562
        Global Marine(a)                                                 180,700         3,026,725
        Louis Dreyfus Natural Gas(a)                                     134,200         2,566,575
        Nabors Industries(a)                                             107,000         2,494,438
        Newfield Exploration(a)                                           90,500         2,618,844
        Precision Drilling(a)                                            203,000         4,643,625
        Unit Corp(a)                                                     375,000         2,929,688
==================================================================================================
                                                                                        27,316,907
0.59    PERSONAL CARE
        Playtex Products(a)                                              170,000         2,720,000
==================================================================================================
0.76    RESTAURANTS
        Papa John's International(a)                                      82,600         3,546,638
==================================================================================================
7.44    RETAIL
        Ames Department Stores(a)                                         64,200         2,632,200
        Children's Place(a)                                               67,100         2,667,225
        Cost Plus(a)                                                      50,000         2,200,000
        Footstar Inc(a)                                                   86,100         3,099,600
        InterTAN Inc(a)                                                  215,000         4,232,812

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Men's Wearhouse(a)                                               129,200   $     3,213,850
        Pacific Sunwear of California(a)                                 220,000         5,500,000
        Sharper Image(a)                                                 167,400         1,715,850
        Tuesday Morning(a)                                                92,600         2,141,375
        Wild Oats Markets(a)                                             130,000         4,728,750
        Yankee Candle(a)                                                 107,700         2,423,250
==================================================================================================
                                                                                        34,554,912
0.39    SAVINGS & LOAN
        FirstFed Financial(a)                                            112,600         1,801,600
==================================================================================================
11.14   SERVICES
        ACNielsen Corp(a)                                                105,000         3,038,437
        AHL Services(a)                                                  144,350         3,680,925
        Corporate Executive Board(a)                                      47,300         1,791,487
        Harte-Hanks Inc                                                  136,900         3,636,406
        Integrated Electrical Services(a)                                 72,000         1,215,000
        InterVoice Inc(a)                                                221,200         3,345,650
        IntraNet Solutions(a)                                            235,000         1,997,500
        Jack Henry & Associates                                           68,220         2,950,515
        Media Metrix(a)                                                   43,700         1,676,988
        NCO Group(a)                                                     100,700         3,939,888
        Navigant Consulting(a)                                            82,200         3,472,950
        NetGravity Inc(a)                                                139,500         3,007,969
        Pegasus Systems(a)                                                62,000         2,092,500
        ProBusiness Services(a)                                           74,200         2,365,125
        Profit Recovery Group International(a)                            33,200         1,709,800
        Provant Inc(a)                                                   123,600         1,714,950
        Safeguard Scientifics(a)                                          20,200         1,292,800
        Sykes Enterprises(a)                                             140,000         3,928,750
        Sylvan Learning Systems(a)                                        84,000         2,147,250
        TSI International Software Ltd(a)                                141,000         2,687,813
        US Interactive Rights(d)                                           1,010                 0
==================================================================================================
                                                                                        51,692,703
2.35    TELECOMMUNICATIONS-- CELLULAR & WIRELESS
        Aironet Wireless Communications(a)                               196,000         2,058,000
        Metro One Telecommunications(a)                                  133,600         1,837,000
        Pinnacle Holdings(a)                                             196,100         4,841,219
        Proxim Inc(a)                                                     39,900         2,167,069
==================================================================================================
                                                                                        10,903,288

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

1.64    TELECOMMUNICATIONS -- LONG DISTANCE
        Dycom Industries(a)                                               52,450   $     2,504,487
        Orckit Communications Ltd(a)                                      90,000         2,767,500
        Viatel Inc(a)                                                     63,000         2,331,000
==================================================================================================
                                                                                         7,602,987
0.84    TELEPHONE
        CTC Communications(a)                                            165,000         2,897,812
        Inet Technologies(a)                                              41,200           999,100
==================================================================================================
                                                                                         3,896,912
0.84    TEXTILE -- APPAREL MANUFACTURING
        Quiksilver Inc(a)                                                156,500         3,892,938
==================================================================================================
0.76    TEXTILE -- HOME FURNISHINGS
        Linens 'n Things(a)                                               76,600         3,542,750
==================================================================================================
        TOTAL COMMON STOCKS & RIGHTS (Cost $326,154,732)                               383,761,015
==================================================================================================
17.34   SHORT-TERM INVESTMENTS-- REPURCHASE AGREEMENTS
        Repurchase  Agreement  with State Street dated  7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $80,509,263
          (Collateralized by US Treasury Bonds, due  8/15/2013
          at 12.000% and 5/15/2016 at 7.250%,  respectively,
          value $82,399,128) (Cost $80,476,000)                    $  80,476,000        80,476,000
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $406,630,732)
        (Cost for Income Tax Purposes $407,730,129)                                $   464,237,015
==================================================================================================

Value Equity Fund
98.46   COMMON STOCKS
1.44    AEROSPACE & DEFENSE
        Raytheon Co Class B Shrs                                          75,800   $     5,329,687
==================================================================================================
1.81    AIRLINES
        Southwest Airlines                                               362,550         6,707,175
==================================================================================================
1.69    AUTOMOBILES
        Ford Motor                                                       128,600         6,253,175
==================================================================================================
8.63    BANKS
        Bank of America                                                  111,364         7,391,786
        Bank One                                                         129,600         7,071,300
        Chase Manhattan                                                   71,600         5,504,250
        Commerce Bancshares                                               66,600         2,688,975
        First Union                                                       60,000         2,760,000
        State Street                                                      26,000         1,842,750
        Wachovia Corp                                                     60,000         4,683,750
==================================================================================================
                                                                                        31,942,811
5.32    BUILDING MATERIALS
        Lowe's Cos                                                       178,200         9,400,050

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Sherwin-Williams Co                                              132,700   $     3,582,900
        Vulcan Materials                                                 152,700         6,718,800
==================================================================================================
                                                                                        19,701,750
0.80    CABLE
        MediaOne Group(a)                                                 41,100         2,974,613
==================================================================================================
0.74    CHEMICALS
        Dow Chemical                                                      22,000         2,728,000
==================================================================================================
9.55    COMPUTER RELATED
        Cadence Design Systems(a)                                        128,700         1,359,394
        Compaq Computer                                                  148,200         3,556,800
        Computer Associates International                                113,225         5,194,197
        Compuware Corp(a)                                                 86,800         2,408,700
        International Business Machines                                   72,000         9,049,500
        Oracle Corp(a)                                                   167,500         6,375,469
        Sun Microsystems(a)                                              108,900         7,391,587
==================================================================================================
                                                                                        35,335,647
1.82    CONGLOMERATES
        Hanson PLC Sponsored ADR Representing 5 Ord Shrs                 150,000         6,750,000
==================================================================================================
1.48    DISTRIBUTION
        SUPERVALU Inc                                                    240,000         5,460,000
==================================================================================================
4.07    ELECTRIC UTILITIES
        DTE Energy                                                       137,000         5,360,125
        GPU Inc                                                           45,000         1,726,875
        Southern Co                                                      135,000         3,569,063
        TECO Energy                                                      215,600         4,392,850
==================================================================================================
                                                                                        15,048,913
3.25    ELECTRICAL EQUIPMENT
        General Electric                                                  72,500         7,902,500
        Rockwell International                                            70,000         4,116,875
==================================================================================================
                                                                                        12,019,375
0.97    ELECTRONICS -- SEMICONDUCTOR
        Intel Corp                                                        52,000         3,588,000
==================================================================================================
2.75    FINANCIAL
        Associates First Capital Class A Shrs                             67,408         2,582,569
        Fannie Mae                                                       109,800         7,576,200
==================================================================================================
                                                                                        10,158,769
10.95   HEALTH CARE DRUGS -- PHARMACEUTICALS
        Abbott Laboratories                                               94,000         4,036,125
        American Home Products                                           100,000         5,100,000
        Bristol-Myers Squibb                                             120,000         7,980,000
        Merck & Co                                                       111,100         7,520,081
        Mylan Laboratories                                               138,000         3,139,500
        Schering-Plough Corp                                             158,500         7,766,500

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

        Warner-Lambert Co                                                 75,600   $     4,989,600
==================================================================================================
                                                                                        40,531,806
1.66    HEALTH CARE RELATED
        Biomet Inc                                                       168,900         6,143,737
==================================================================================================
7.82    INSURANCE
        American General                                                  90,000         6,963,750
        American International Group                                      44,225         5,135,628
        Jefferson-Pilot Corp                                              86,362         6,309,824
        MGIC Investment                                                  100,000         4,931,250
        Torchmark Corp                                                   170,000         5,588,750
==================================================================================================
                                                                                        28,929,202
1.85    INSURANCE BROKERS
        Marsh & McLennan                                                  90,000         6,840,000
==================================================================================================
0.72    IRON & STEEL
        Nucor Corp                                                        55,200         2,677,200
==================================================================================================
0.54    MACHINERY
        Dover Corp                                                        50,600         1,998,700
==================================================================================================
2.94    MANUFACTURING
        Federal Signal                                                    90,400         1,937,950
        Illinois Tool Works                                               30,000         2,229,375
        Precision Castparts                                               10,000           393,750
        Textron Inc                                                       31,500         2,590,875
        York International                                                83,700         3,740,344
==================================================================================================
                                                                                        10,892,294
2.06    OFFICE EQUIPMENT & SUPPLIES
        Pitney Bowes                                                      49,000         3,117,625
        Xerox Corp                                                        92,600         4,514,250
==================================================================================================
                                                                                         7,631,875
5.70    OIL & GAS RELATED
        Exxon Corp                                                        70,550         5,599,906
        Norsk Hydro A/SA Sponsored ADR Representing Ord Shrs              90,000         3,543,750
        Repsol SA Sponsored ADR Representing Ord Shrs                    316,200         6,541,387
        Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs            88,304         5,386,544
==================================================================================================
                                                                                        21,071,587
1.36    PAPER & FOREST PRODUCTS
        Kimberly-Clark Corp                                               82,700         5,044,700
==================================================================================================
1.36    POLLUTION CONTROL
        Browning-Ferris Industries                                       112,100         5,030,487
==================================================================================================
0.98    PUBLISHING
        Gannett Co                                                        50,000         3,612,500
==================================================================================================
1.34    RETAIL
        Rite Aid                                                         234,000         4,957,875
==================================================================================================

                                                                       SHARES OR
                                                                       PRINCIPAL
%       DESCRIPTION                                                       AMOUNT             VALUE

4.74    SERVICES
        Deluxe Corp                                                      109,000   $     4,087,500
        Dun & Bradstreet                                                 230,000         7,302,500
        Electronic Data Systems                                           64,800         3,908,250
        GATX Corp                                                         55,800         2,225,025
==================================================================================================
                                                                                        17,523,275
2.16    TELECOMMUNICATIONS -- LONG DISTANCE
        AT&T Corp                                                         64,400         3,344,775
        MCI WorldCom(a)                                                   56,100         4,628,250
==================================================================================================
                                                                                         7,973,025
4.88    TELEPHONE
        Ameritech Corp                                                    75,000         5,493,750
        Bell Atlantic                                                    151,900         9,683,625
        US WEST                                                           50,000         2,865,625
==================================================================================================
                                                                                        18,043,000
1.28    TEXTILE -- APPAREL MANUFACTURING
        VF Corp                                                          120,000         4,740,000
==================================================================================================
1.09    TOBACCO
        Philip Morris                                                    108,200         4,030,450
==================================================================================================
0.71    TOYS
        Mattel Inc                                                       112,500         2,643,750
==================================================================================================
        TOTAL COMMON STOCKS (Cost $226,018,149)                                        364,313,378
==================================================================================================
1.54    SHORT-TERM  INVESTMENTS -- REPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $5,688,350
          (Collateralized by US Treasury Bonds due 8/15/2013
          at 12.000%, value $5,824,924) (Cost $5,686,000)           $  5,686,000         5,686,000
==================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $231,704,149)(e)                                                     $   369,999,378
==================================================================================================

(a)  Security is non-income producing.
(b)  PHONES --  Participation  Hybrid Option Notes  Exchangeable  Securities
(c)  Securiy has been  designated as collateral for futures  contracts.
(d)  Security has no market value at July 31, 1999.
(e)  Also  represents  cost for income tax purposes.

See Notes to Financial Statements

FUTURES CONTRACTS


OPEN AT JULY 31, 1999
--------------------------------------------------------------------------------
                                 NUMBER OF             FACE               MARKET
POSITION                         CONTRACTS           AMOUNT                VALUE
--------------------------------------------------------------------------------
S&P 500 Index Fund
S&P 500 Index
  (Expires September 1999)  Long        16         $  4,000         $  5,327,200
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITES

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                       BLUE CHIP
                                                                          GROWTH          DYNAMICS
                                                                            FUND              FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $   968,340,512   $ 1,923,824,507
==================================================================================================
  At Value(a)                                                    $ 1,229,587,701   $ 2,491,650,633
Cash                                                                   5,298,089         3,851,561
Receivables:
  Investment Securities Sold                                          38,855,835        12,071,000
  Fund Shares Sold                                                     3,399,231        20,501,950
  Dividends and Interest                                                 921,553           427,264
Prepaid Expenses and Other Assets                                        166,620           170,229
==================================================================================================
TOTAL ASSETS                                                       1,278,229,029     2,528,672,637
==================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                            3,116                 0
  Investment Securities Purchased                                     43,824,407        48,658,732
  Fund Shares Repurchased                                              1,133,410         7,942,490
Accrued Distribution Expenses                                            277,286           524,406
Accrued Expenses and Other Payables                                       83,048            65,354
==================================================================================================
TOTAL LIABILITIES                                                     45,321,267        57,190,982
==================================================================================================
NET ASSETS AT VALUE                                              $ 1,232,907,762   $ 2,471,481,655
==================================================================================================
NET ASSETS
Paid-in Capital(b)                                               $   863,038,638   $ 1,744,886,113
Accumulated Undistributed Net Investment Loss                           (49,145)          (65,063)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions            108,671,080       158,834,479
Net Appreciation of Investment Securities and Foreign
  Currency Transactions                                              261,247,189       567,826,126
==================================================================================================
NET ASSETS AT VALUE                                              $ 1,232,907,762   $ 2,471,481,655
==================================================================================================
Shares Outstanding                                                   182,560,140       127,469,815
NET ASSET VALUE, Offering and Redemption
  Price per Share                                                $          6.75   $         19.39
==================================================================================================

(a)Investment securities at cost and value at July 31, 1999 include a repurchase agreement of $5,853,000 for Dynamics Fund.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Blue Chip Growth Fund and 200 million have been allocated to Dynamics Fund.

See Notes to Financial Statements

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                         INVESCO
                                                                        ENDEAVOR          GROWTH &
                                                                            FUND       INCOME FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    97,700,434   $    54,181,173
==================================================================================================
  At Value(a)                                                    $   107,765,865   $    61,188,217
Cash                                                                           0            31,149
Receivables:
  Investment Securities Sold                                           2,167,521         2,453,052
  Fund Shares Sold                                                       612,695           278,908
  Dividends and Interest                                                  15,715            45,689
Prepaid Expenses and Other Assets                                         56,955            52,920
==================================================================================================
TOTAL ASSETS                                                         110,618,751        64,049,935
==================================================================================================
LIABILITIES
Payables:
  Custodian                                                               14,938                 0
  Investment Securities Purchased                                        583,000         2,568,428
  Fund Shares Repurchased                                                462,916           148,791
Accrued Distribution Expenses                                             23,848            12,940
Accrued Expenses and Other Payables                                        2,119             3,885
==================================================================================================
TOTAL LIABILITIES                                                      1,086,821         2,734,044
==================================================================================================
NET ASSETS AT VALUE                                              $   109,531,930   $    61,315,891
==================================================================================================
NET ASSETS
Paid-in Capital(b)                                               $    89,592,887   $    48,226,841
Accumulated Undistributed Net Investment Loss                                  0             (277)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions              9,873,612         6,082,283
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                       10,065,431         7,007,044
==================================================================================================
NET ASSETS AT VALUE                                              $   109,531,930   $    61,315,891
==================================================================================================
Shares Outstanding                                                     6,592,972         3,990,389
NET ASSET VALUE, Offering and Redemption
  Price per Share                                                $         16.61   $         15.37
==================================================================================================

(a)Investment securities at cost and value at July 31, 1999 include repurchase agreements of $3,745,000 and $1,145,000 for INVESCO Endeavor and Growth & Income Funds, respectively.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to INVESCO Endeavor Fund and 100 million have been allocated to Growth & Income Fund.

See Notes to Financial Statements

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                           S & P
                                                                       500 INDEX
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $    61,877,164
================================================================================
  At Value(a)                                                    $    68,885,084
Receivables:
  Investment Securities Sold                                               5,971
  Fund Shares Sold                                                       441,417
  Dividends and Interest                                                  12,271
Prepaid Expenses and Other Assets                                         17,341
================================================================================
TOTAL ASSETS                                                          69,362,084
================================================================================
LIABILITIES
Payables:
  Custodian                                                               67,662
  Distributions to Shareholders                                            2,500
  Investment Securities Purchased                                         81,949
  Fund Shares Repurchased                                                 73,322
  Variation Margin on Futures Contracts                                   74,674
Accrued Distribution Expenses - Class II                                  13,861
Accrued Expenses and Other Payables                                       14,860
================================================================================
TOTAL LIABILITIES                                                        328,828
================================================================================
NET ASSETS AT VALUE                                              $    69,033,256
================================================================================
NET ASSETS
Paid-in Capital(b)                                               $    61,415,883
Accumulated Undistributed Net Investment Income                            2,317
Accumulated Undistributed Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Futures Contracts                    695,480
Net Appreciation of Investment Securities and Futures Contracts        6,919,576
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding            $    69,033,256
================================================================================
NET ASSETS AT VALUE:
  Class I                                                        $     4,419,797
================================================================================
  Class II                                                       $    64,613,459
================================================================================
Shares Outstanding
  Class I                                                                311,109
  Class II                                                             4,489,306
NET ASSET VALUE, Offering and Redemption Price per Share
  Class I                                                        $         14.21
  Class II                                                       $         14.39
================================================================================

(a)Investment securities at cost and value at July 31, 1999 include a repurchase agreement of $5,182,000.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual class.


See Notes to Financial Statements

INVESCO Stock Funds, Inc.
July 31, 1999

                                                                           SMALL             VALUE
                                                                         COMPANY            EQUITY
                                                                     GROWTH FUND              FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $   406,630,732   $   231,704,149
==================================================================================================
  At Value(a)                                                    $   464,237,015   $   369,999,378
Cash                                                                      64,682               652
Receivables:
  Investment Securities Sold                                          15,166,796                 0
  Fund Shares Sold                                                     1,967,989           751,297
  Dividends and Interest                                                  32,325           517,652
Prepaid Expenses and Other Assets                                         87,845            52,782
==================================================================================================
TOTAL ASSETS                                                         481,556,652       371,321,761
==================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                                0             2,787
  Investment Securities Purchased                                     21,932,782           917,978
  Fund Shares Repurchased                                              6,612,918           305,548
Accrued Distribution Expenses                                            100,988            83,038
Accrued Expenses and Other Payables                                       48,762            30,904
==================================================================================================
TOTAL LIABILITIES                                                     28,695,450         1,340,255
==================================================================================================
NET ASSETS AT VALUE                                              $   452,861,202   $   369,981,506
==================================================================================================
NET ASSETS
Paid-in Capital(b)                                               $   349,717,318   $   227,996,293
Accumulated Undistributed (Distribution in Excess of)
  Net Investment Income (Loss)                                          (22,140)           (6,492)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions             45,559,741         3,696,476
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                       57,606,283       138,295,229
==================================================================================================
NET ASSETS AT VALUE                                              $   452,861,202   $   369,981,506
==================================================================================================
Shares Outstanding                                                    33,262,192        12,497,029
NET ASSET VALUE, Offering and Redemption
  Price per Share                                                $         13.61   $         29.61
==================================================================================================

(a)Investment securities at cost and value at July 31, 1999 include repurchase agreements of $80,476,000 and $5,686,000 for Small Company Growth and Value Equity Funds, respectively.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Small Company Growth Fund and 100 million have been allocated to Value Equity Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Blue Chip Growth Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31         AUGUST 31
--------------------------------------------------------------------------------------------------
                                                                            1999              1998
                                                                        (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $     9,617,031   $    11,263,873
Interest                                                                 271,592           148,388
  Foreign Taxes Withheld                                                (38,007)         (108,534)
==================================================================================================
  TOTAL INCOME                                                         9,850,616        11,303,727
==================================================================================================
EXPENSES
Investment Advisory Fees                                               5,712,698         4,561,574
Distribution Expenses                                                  2,630,696         2,027,117
Transfer Agent Fees                                                    1,500,795         1,160,513
Administrative Fees                                                      248,879           131,098
Custodian Fees and Expenses                                              118,441           108,512
Directors' Fees and Expenses                                              48,222            49,585
Professional Fees and Expenses                                            57,195            59,734
Registration Fees and Expenses                                           114,495           100,310
Reports to Shareholders                                                  316,486           180,511
Other Expenses                                                           101,468            49,665
==================================================================================================
  TOTAL EXPENSES                                                      10,849,375         8,428,619
  Fees and Expenses Paid Indirectly                                    (132,784)          (93,130)
==================================================================================================
      NET EXPENSES                                                    10,716,591         8,335,489
==================================================================================================
NET INVESTMENT INCOME (LOSS)                                           (865,975)         2,968,238
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                                              112,169,586       104,055,439
  Foreign Currency Transactions                                                0            45,981
==================================================================================================
      Total Net Realized Gain                                        112,169,586       104,101,420
==================================================================================================
Change in Net Appreciation (Depreciation) of Investment Securities   233,360,777       (9,504,119)
==================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND FOREIGN
  SECURITY TRANSACTIONS                                              345,530,363        94,597,301
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $   344,664,388   $    97,565,539
==================================================================================================

See Notes to Financial Statements

Dynamics Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31          APRIL 30
--------------------------------------------------------------------------------------------------
                                                                            1999              1999
                                                                        (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $     2,023,318   $     5,260,908
Interest                                                               1,947,447         3,806,182
  Foreign Taxes Withheld                                                (39,258)          (39,151)
==================================================================================================
  TOTAL INCOME                                                         3,931,507         9,027,939
==================================================================================================
EXPENSES
Investment Advisory Fees                                               2,927,803         7,750,919
Distribution Expenses                                                  1,413,582         3,613,324
Transfer Agent Fees                                                      993,382         2,693,081
Administrative Fees                                                      236,694           226,800
Custodian Fees and Expenses                                               79,363           243,127
Directors' Fees and Expenses                                              20,711            66,958
Professional Fees and Expenses                                            18,912            66,440
Registration Fees and Expenses                                            36,700           138,207
Reports to Shareholders                                                   81,241           303,983
Other Expenses                                                             9,441            45,889
==================================================================================================
  TOTAL EXPENSES                                                       5,817,829        15,148,728
  Fees and Expenses Paid Indirectly                                     (79,027)         (234,356)
==================================================================================================
      NET EXPENSES                                                     5,738,802        14,914,372
==================================================================================================
NET INVESTMENT LOSS                                                  (1,807,295)       (5,886,433)
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                              110,481,800        57,564,185
  Foreign Currency Transactions                                        (179,590)          (51,357)
==================================================================================================
      Total Net Realized Gain                                        110,302,210        57,512,828
==================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                               31,185,843       284,174,283
  Foreign Currency Transactions                                          256,695       (1,078,803)
==================================================================================================
      Total Net Appreciation                                          31,442,538       283,095,480
==================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                      141,744,748       340,608,308
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $   139,937,453   $   334,721,875
==================================================================================================

See Notes to Financial Statements

INVESCO Endeavor Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31          APRIL 30
--------------------------------------------------------------------------------------------------
                                                                            1999              1999
                                                                        (Note 1)          (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $        57,353   $       153,450
Interest                                                                  92,901            89,701
  Foreign Taxes Withheld                                                   (750)           (1,375)
==================================================================================================
  TOTAL INCOME                                                           149,504           241,776
==================================================================================================
EXPENSES
Investment Advisory Fees                                                 173,488           206,836
Distribution Expenses                                                     57,829            68,945
Transfer Agent Fees                                                       57,863            52,532
Administrative Fees                                                       12,209             9,217
Custodian Fees and Expenses                                                4,608             7,372
Directors' Fees and Expenses                                               2,560             3,025
Professional Fees and Expenses                                             5,201            17,809
Registration Fees and Expenses                                            21,052            23,652
Reports to Shareholders                                                    9,066            10,330
Other Expenses                                                               445             1,096
==================================================================================================
  TOTAL EXPENSES                                                         344,321           400,814
  Fees and Expenses Paid Indirectly                                      (3,255)           (4,275)
==================================================================================================
      NET EXPENSES                                                       341,066           396,539
==================================================================================================
NET INVESTMENT LOSS                                                    (191,562)         (154,763)
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                5,545,114         4,675,087
  Foreign Currency Transactions                                             (64)             (200)
==================================================================================================
      Total Net Realized Gain                                          5,545,050         4,674,887
==================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                              (5,328,329)        15,473,389
  Foreign Currency Transactions                                           18,935          (98,564)
==================================================================================================
      Total Net Appreciation (Depreciation)                          (5,309,394)        15,374,825
==================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                          235,656        20,049,712
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $        44,094   $   19,894,949
==================================================================================================

See Notes to Financial Statements

Growth & Income Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31          APRIL 30
--------------------------------------------------------------------------------------------------
                                                                            1999              1999
                                                                        (Note 1)          (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $       137,302   $       294,923
Interest                                                                  14,298            55,415
  Foreign Taxes Withheld                                                       0             (935)
==================================================================================================
  TOTAL INCOME                                                           151,600           349,403
==================================================================================================
EXPENSES
Investment Advisory Fees                                                 107,949           209,172
Distribution Expenses                                                     35,983            69,724
Transfer Agent Fees                                                       47,918            70,040
Administrative Fees                                                        8,442            12,517
Custodian Fees and Expenses                                                3,192            14,482
Directors' Fees and Expenses                                               2,450             5,297
Professional Fees and Expenses                                             4,647            18,142
Registration Fees and Expenses                                            31,610            65,749
Reports to Shareholders                                                    8,152            15,211
Other Expenses                                                               232             1,210
==================================================================================================
  TOTAL EXPENSES                                                         250,575           481,544
  Fees and Expenses Absorbed by Investment Adviser                      (33,201)          (53,659)
  Fees and Expenses Paid Indirectly                                      (2,072)           (7,906)
==================================================================================================
      NET EXPENSES                                                       215,302           419,979
==================================================================================================
NET INVESTMENT LOSS                                                     (63,702)          (70,576)
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                             2,936,850         5,112,480
Change in Net Appreciation of Investment Securities                      107,107         6,899,937
==================================================================================================
NET GAIN ON INVESTMENT SECURITIES                                      3,043,957        12,012,417
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $     2,980,255   $    11,941,841
==================================================================================================

See Notes to Financial Statements

S&P 500 Index Fund

                                                                            YEAR
                                                                           ENDED
                                                                         JULY 31
--------------------------------------------------------------------------------
                                                                            1999
INVESTMENT INCOME
INCOME
Dividends                                                        $       537,825
Interest                                                                 177,443
  Foreign Taxes Withheld                                                 (6,610)
================================================================================
  TOTAL INCOME                                                           708,658
================================================================================
EXPENSES
Investment Advisory Fees                                                 108,359
Distribution Expenses-Class II                                            99,282
Transfer Agent Fees                                                       78,792
Administrative Fees                                                       20,844
Custodian Fees and Expenses                                               22,356
Directors' Fees and Expenses                                               9,330
Professional Fees and Expenses                                            15,747
Registration Fees and Expenses
  Class I                                                                 21,610
  Class II                                                                31,285
Reports to Shareholders                                                   27,060
Other Expenses                                                             1,689
================================================================================
  TOTAL EXPENSES                                                         436,354
  Fees and Expenses Absorbed by Investment Adviser                     (185,078)
  Fees and Expenses Paid Indirectly                                     (14,152)
================================================================================
      NET EXPENSES                                                       237,124
================================================================================
NET INVESTMENT INCOME                                                    471,534
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities and Foreign Currency Transactions                163,561
  Futures Contracts                                                      514,495
================================================================================
      Total Net Realized Gain                                            678,056
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                                6,282,321
  Futures Contracts                                                     (70,540)
================================================================================
      Total Net Appreciation                                           6,211,781
================================================================================
NET GAIN ON INVESTMENT SECURITIES, FOREIGN
  CURRENCY TRANSACTIONS AND FUTURES CONTRACTS                          6,889,837
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $     7,361,371
================================================================================

See Notes to Financial Statements


STATEMENT OF OPERATIONS (CONTINUED)

Small Company Growth Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31            MAY 31
--------------------------------------------------------------------------------------------------
                                                                            1999              1999
                                                                        (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $        35,128   $       244,603
Interest                                                                 532,995         2,179,990
  Foreign Taxes Withheld                                                 (1,337)           (2,455)
==================================================================================================
  TOTAL INCOME                                                           566,786         2,422,138
==================================================================================================
EXPENSES
Investment Advisory Fees                                                 512,934         1,973,393
Distribution Expenses                                                    177,839           657,798
Transfer Agent Fees                                                      327,104         1,116,282
Administrative Fees                                                       33,164            54,324
Custodian Fees and Expenses                                               14,103            62,805
Directors' Fees and Expenses                                               4,741            21,595
Professional Fees and Expenses                                            13,736            31,952
Registration Fees and Expenses                                            16,974            69,165
Reports to Shareholders                                                   51,453           177,855
Other Expenses                                                             1,311            14,054
==================================================================================================
  TOTAL EXPENSES                                                       1,153,359         4,179,223
  Fees and Expenses Absorbed by Investment Adviser                      (84,361)         (201,069)
  Fees and Expenses Paid Indirectly                                      (8,856)          (35,321)
==================================================================================================
      NET EXPENSES                                                     1,060,142         3,942,833
==================================================================================================
NET INVESTMENT LOSS                                                    (493,356)       (1,520,695)
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on:
  Investment Securities                                               25,477,829        22,194,189
  Foreign Currency Transactions                                                0           106,985
==================================================================================================
      Total Net Realized Gain                                         25,477,829        22,301,174
==================================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                               23,498,647        17,430,661
  Foreign Currency Transactions                                                0          (13,154)
==================================================================================================
      Total Net Appreciation                                          23,498,647        17,417,507
==================================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       48,976,476        39,718,681
==================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    48,483,120   $    38,197,986
==================================================================================================

See Notes to Financial Statements

Value Equity Fund

                                                                          PERIOD              YEAR
                                                                           ENDED             ENDED
                                                                         JULY 31         AUGUST 31
--------------------------------------------------------------------------------------------------
                                                                            1999              1998
                                                                        (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                                        $     6,413,414   $     7,314,414
Interest                                                                 607,639           987,978
  Foreign Taxes Withheld                                                (78,146)          (73,487)
==================================================================================================
  TOTAL INCOME                                                         6,942,907         8,228,905
==================================================================================================
EXPENSES
Investment Advisory Fees                                               2,756,316         3,080,351
Distribution Expenses                                                    918,772           520,628
Transfer Agent Fees                                                    1,011,717           918,694
Administrative Fees                                                       89,785            71,607
Custodian Fees and Expenses                                               53,145            61,090
Directors'/Trustees' Fees and Expenses                                    24,562            29,153
Professional Fees and Expenses                                            26,325            28,494
Registration Fees and Expenses                                            50,573            83,210
Reports to Shareholders                                                  119,709            82,270
Other Expenses                                                            16,461            15,529
==================================================================================================
  TOTAL EXPENSES                                                       5,067,365         4,891,026
  Fees and Expenses Absorbed by Investment Adviser                     (397,754)         (164,235)
  Fees and Expenses Paid Indirectly                                     (32,463)          (26,514)
==================================================================================================
      NET EXPENSES                                                     4,637,148         4,700,277
==================================================================================================
NET INVESTMENT INCOME                                                  2,305,759         3,528,628
==================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                3,751,288        39,715,930
  Foreign Currency Transactions                                            (680)               218
==================================================================================================
      Total Net Realized Gain                                          3,750,608        39,716,148
==================================================================================================
Change in Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                                   81,638,227      (45,560,535)
==================================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                       85,388,835       (5,844,387)
==================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                $    87,694,594   $   (2,315,759)
==================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Blue Chip Growth Fund

                                                       PERIOD                     YEAR                      YEAR
                                                        ENDED                    ENDED                     ENDED
                                                      JULY 31                AUGUST 31                 AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                         1999                     1998                      1997
                                                     (Note 1)
OPERATIONS
Net Investment Income (Loss)                  $     (865,975)           $    2,968,238           $     1,584,172
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions               112,169,586              104,101,420               185,903,395
Change in Net Appreciation (Depreciation)
  of Investment Securities                        233,360,777              (9,504,119)              (23,243,958)
================================================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                      344,664,388               97,565,539               164,243,609
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       0              (2,912,112)               (1,500,483)
In Excess of Net Investment Income                   (69,191)                        0                         0
Net Realized Gain on Investment
  Securities                                     (84,849,471)            (187,061,864)              (84,751,427)
================================================================================================================
TOTAL DISTRIBUTIONS                              (84,918,662)            (189,973,976)              (86,251,910)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                   1,033,836,692              547,827,536               647,469,283
Reinvestment of Distributions                      75,265,536              168,012,124                77,405,695
================================================================================================================
                                                1,109,102,228              715,839,660               724,874,978
Amounts Paid for Repurchases of Shares          (883,678,836)            (584,913,034)             (690,372,256)
================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                         225,423,392              130,926,626                34,502,722
================================================================================================================
TOTAL INCREASE IN NET ASSETS                      485,169,118               38,518,189               112,494,421
NET ASSETS
Beginning of Period                               747,738,644              709,220,455               596,726,034
================================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) of
  ($49,145), $34,771 and ($24,778),
   respectively)                              $ 1,232,907,762           $  747,738,644           $   709,220,455
================================================================================================================

               ---------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       160,399,762               94,746,511               113,639,331
Shares Issued from Reinvestment
  of Distributions                                 12,459,923               34,540,804                14,903,327
================================================================================================================
                                                  172,859,685              129,287,315               128,542,658
Shares Repurchased                              (135,422,302)            (101,276,736)             (121,110,949)
================================================================================================================
NET INCREASE IN FUND SHARES                        37,437,383               28,010,579                 7,431,709
================================================================================================================

See Notes to Financial Statements

Dynamics Fund

                                                       PERIOD                     YEAR                      YEAR
                                                        ENDED                    ENDED                     ENDED
                                                      JULY 31                 APRIL 30                  APRIL 30
----------------------------------------------------------------------------------------------------------------
                                                         1999                     1999                      1998
                                                     (Note 1)
OPERATIONS
Net Investment Loss                           $   (1,807,295)           $  (5,886,433)           $   (4,623,573)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions               110,302,210               57,512,828               220,083,978
Change in Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                                     31,442,538              283,095,480               236,377,288
================================================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                      139,937,453              334,721,875               451,837,693
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                         0            (115,015,920)             (133,519,730)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     869,941,998            2,129,570,413             1,320,495,638
Reinvestment of Distributions                               0              113,049,160               130,727,993
================================================================================================================
                                                  869,941,998            2,242,619,573             1,451,223,631
Amounts Paid for Repurchases of Shares          (582,718,812)          (1,758,303,356)           (1,191,638,369)
================================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                         287,223,186              484,316,217               259,585,262
================================================================================================================
TOTAL INCREASE IN NET ASSETS                      427,160,639              704,022,172               577,903,225
NET ASSETS
Beginning of Period                             2,044,321,016            1,340,298,844               762,395,619
================================================================================================================
End of Period(Including Accumulated
  Undistributed Net Investment Loss
   of ($65,063), ($61,368) and
   ($37,999), respectively)                   $ 2,471,481,655           $2,044,321,016           $ 1,340,298,844
================================================================================================================

               ---------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                        45,635,822              135,833,566                88,367,135
Shares Issued from Reinvestment
  of Distributions                                          0                8,011,923                 9,785,039
================================================================================================================
                                                   45,635,822              143,845,489                98,152,174
Shares Repurchased                               (30,807,994)            (112,899,930)              (79,868,425)
================================================================================================================
NET INCREASE IN FUND SHARES                        14,827,828               30,945,559                18,283,749
================================================================================================================


See Notes to Financial Statements

INVESCO Endeavor Fund

                                                       PERIOD                   PERIOD
                                                        ENDED                    ENDED
                                                      JULY 31                 APRIL 30
--------------------------------------------------------------------------------------
                                                         1999                     1999
                                                     (Note 1)                 (Note 1)
OPERATIONS
Net Investment Loss                           $     (191,562)           $    (154,763)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                 5,545,050                4,674,887
Change in Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                          (5,309,394)               15,374,825
======================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS             44,094               19,894,949
======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      82,344,436              154,292,260
Amounts Paid for Repurchases of Shares           (45,448,995)            (101,594,814)
======================================================================================
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                               36,895,441               52,697,446
======================================================================================
TOTAL INCREASE IN NET ASSETS                       36,939,535               72,592,395
NET ASSETS
Beginning of Period (Note 1)                       72,592,395                        0
======================================================================================
End of Period (Including Accumulated Undistributed Net
  Investment Loss of $0 and ($154,763),
  respectively)                               $   109,531,930           $   72,592,395
======================================================================================

     ---------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold (Note 1)                                4,829,435               11,384,455
Shares Repurchased                                (2,684,902)              (6,936,016)
======================================================================================
NET INCREASE IN FUND SHARES                         2,144,533                4,448,439
======================================================================================

See Notes to Financial Statements

Growth & Income Fund

                                                       PERIOD                   PERIOD
                                                        ENDED                    ENDED
                                                      JULY 31                 APRIL 30
--------------------------------------------------------------------------------------
                                                         1999                  1999(a)
                                                     (Note 1)
OPERATIONS
Net Investment Loss                           $      (63,702)           $     (70,576)
Net Realized Gain on Investment Securities          2,936,850                5,112,480
Change in Net Appreciation of Investment
  Securities                                          107,107                6,899,937
======================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS          2,980,255               11,941,841
======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                  0              (1,833,046)
======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                      19,917,033              103,261,159
Reinvestment of Distributions                               0                1,763,814
======================================================================================
                                                   19,917,033              105,024,973
Amounts Paid for Repurchases of Shares           (15,575,219)             (61,389,946)
======================================================================================
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                                4,341,814               43,635,027
======================================================================================
TOTAL INCREASE IN NET ASSETS                        7,322,069               53,743,822
======================================================================================
NET ASSETS
Initial Subscription (Note 1)                               0                  250,000
Beginning of Period                                53,993,822                        0
======================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($277) and ($186), respectively)         $    61,315,891           $  53,993,822
======================================================================================

      -----------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                               0                   25,000
Shares Sold                                         1,304,788                8,250,996
Shares Issued from Reinvestment of Distributions            0                  137,476
======================================================================================
                                                    1,304,788                8,413,472
Shares Repurchased                                (1,027,866)              (4,700,005)
======================================================================================
NET INCREASE IN FUND SHARES                           276,922                3,713,467
======================================================================================

(a) From July 1, 1998, commencement of investment operations, to April 30, 1999.

See Notes to Financial Statements

S&P 500 Index Fund

                                                         YEAR                   PERIOD
                                                        ENDED                    ENDED
                                                      JULY 31                  JULY 31
--------------------------------------------------------------------------------------
                                                         1999                     1998
                                                                              (Note 1)
OPERATIONS
Net Investment Income                         $       471,534           $       91,804
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Futures
  Contracts                                           678,056                  132,729
Change in Net Appreciation of Investment
  Securities and Futures Contracts                  6,211,781                  707,795
======================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS          7,361,371                  932,328
======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Class I                                            (52,661)                 (21,188)
  Class II                                          (418,861)                 (68,129)
Net Realized Gain on Investment Securities, Foreign
  Currency Transactions and Futures Contracts
  Class I                                            (11,013)                        0
  Class II                                          (104,474)                        0
======================================================================================
TOTAL DISTRIBUTIONS                                 (587,009)                 (89,317)
======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Class I                                           1,376,114               14,330,953
  Class II                                         65,043,426               17,781,602
Reinvestment of Distributions
  Class I                                              63,674                   21,188
  Class II                                            514,657                   66,331
======================================================================================
                                                   66,997,871               32,200,074
======================================================================================
Amounts Paid for Repurchases of Shares
  Class I                                           (764,087)             (12,386,716)
  Class II                                       (22,298,285)              (3,332,974)
======================================================================================
                                                 (23,062,372)             (15,719,690)
======================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                          43,935,499               16,480,384
======================================================================================
TOTAL INCREASE IN NET ASSETS                       50,709,861               17,323,395
NET ASSETS
Initial Subscription (Note 1)                               0                1,000,000
Beginning of Period                                18,323,395                        0
======================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  of $2,317 and $2,494, respectively)         $    69,033,256           $   18,323,395
======================================================================================

                                                         YEAR                   PERIOD
                                                        ENDED                    ENDED
                                                      JULY 31                  JULY 31
--------------------------------------------------------------------------------------
                                                         1999                     1998
                                                                              (Note 1)
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)
  Class I                                                   0                   90,000
  Class II                                                  0                   10,000
Shares Sold
  Class I                                             100,399                1,263,674
  Class II                                          4,876,896                1,509,441
Shares Issued from Reinvestment of Distributions
  Class I                                               4,741                    1,782
  Class II                                             37,760                    5,493
======================================================================================
                                                    5,019,796                2,880,390
======================================================================================
Shares Repurchased
  Class I                                            (65,360)              (1,084,127)
  Class II                                        (1,666,513)                (283,771)
======================================================================================
                                                  (1,731,873)              (1,367,898)
======================================================================================
NET INCREASE IN FUND SHARES                         3,287,923                1,512,492
======================================================================================

See Notes to Financial Statements

Small Company Growth Fund

                                                       PERIOD                     YEAR                      YEAR
                                                        ENDED                    ENDED                     ENDED
                                                      JULY 31                   MAY 31                    MAY 31
----------------------------------------------------------------------------------------------------------------
                                                         1999                     1999                      1998
                                                     (Note 1)
OPERATIONS
Net Investment Loss                           $     (493,356)           $  (1,520,695)           $   (1,309,186)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                25,477,829               22,301,174                74,467,963
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                            23,498,647               17,417,507              (10,293,630)
================================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS         48,483,120               38,197,986                62,865,147
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                         0             (26,845,319)              (70,523,447)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     206,787,274              606,918,472               517,944,195
Reinvestment of Distributions                               0               26,316,463                68,478,048
Net Assets Received from Acquisition of
  Small Company Value Fund (Note 3)                37,196,562                        0                         0
================================================================================================================
                                                  243,983,836              633,234,935               586,422,243
Amounts Paid for Repurchases of Shares          (157,715,200)            (599,096,847)             (600,416,027)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                     86,268,636               34,138,088              (13,993,784)
================================================================================================================
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                      134,751,756               45,490,755              (21,652,084)
NET ASSETS
Beginning of Period                               318,109,446              272,618,691               294,270,775
================================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($22,140), ($21,512) and ($15,689),
  respectively)                               $   452,861,202           $  318,109,446           $   272,618,691
================================================================================================================

               ----------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                        15,863,285               54,131,470                38,262,375
Shares Issued from Reinvestment of
  Distributions                                             0                2,518,300                 6,425,767
Shares Issued in Connection with Acquisition
  of Small Company Value Fund (Note 3)              3,019,096                        0                         0
================================================================================================================
                                                   18,882,381               56,649,770                44,688,142
Shares Repurchased                               (11,949,112)             (53,229,883)              (44,729,581)
================================================================================================================
NET INCREASE (DECREASE) IN
  FUND SHARES                                       6,933,269                3,419,887                  (41,439)
================================================================================================================

See Notes to Financial Statements

Value Equity Fund

                                                       PERIOD                     YEAR                      YEAR
                                                        ENDED                    ENDED                     ENDED
                                                      JULY 31                AUGUST 31                 AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                                         1999                     1998                      1997
                                                     (Note 1)
OPERATIONS
Net Investment Income                         $     2,305,759           $    3,528,628           $     4,046,156
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                 3,750,608               39,716,148                20,055,067
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                            81,638,227             (45,560,535)                57,254,344
================================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                           87,694,594              (2,315,759)                81,355,567
================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                             (2,294,923)              (3,546,111)               (4,071,368)
In Excess of Net Investment Income                    (5,812)                 (11,054)                         0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions              (31,654,557)             (26,588,368)               (5,507,949)
================================================================================================================
TOTAL DISTRIBUTIONS                              (33,955,292)             (30,145,533)               (9,579,317)
================================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     275,439,791              451,339,743               517,380,902
Reinvestment of Distributions                      33,721,744               28,948,214                 9,315,225
================================================================================================================
                                                  309,161,535              480,287,957               526,696,127
Amounts Paid for Repurchases of Shares          (342,903,195)            (467,608,421)             (428,752,415)
================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   (33,741,660)               12,679,536                97,943,712
================================================================================================================
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                       19,997,642             (19,781,756)               169,719,962
NET ASSETS
Beginning of Period                               349,983,864              369,765,620               200,045,658
================================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) of ($6,492),
  ($10,836) and $17,483, respectively)        $   369,981,506           $  349,983,864           $   369,765,620
================================================================================================================

             ----------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         9,361,699               15,256,421                20,198,347
Shares Issued from Reinvestment
  of Distributions                                  1,186,215                1,058,632                   378,067
================================================================================================================
                                                   10,547,914               16,315,053                20,576,414
Shares Repurchased                               (11,678,504)             (15,751,418)              (16,506,962)
================================================================================================================
NET INCREASE (DECREASE) IN
  FUND SHARES                                     (1,130,590)                  563,635                 4,069,452
================================================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements - INVESCO Stock Funds, Inc.


NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of seven separate Funds: Blue Chip Growth Fund, Dynamics Fund, INVESCO Endeavor Fund, Growth & Income Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Stock Funds, Inc. The Fund's fiscal year-end was changed from April 30 to July 31. INVESCO Endeavor Fund commenced investment operations on October 28, 1998. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

On May 20, 1999, shareholders of Blue Chip Growth, S&P 500 Index, Small Company Growth and Value Equity Funds approved an Agreement and Plan of Conversion and Termination whereby Blue Chip Growth Fund, formerly the sole portfolio constituting INVESCO Growth Funds, Inc., S&P 500 Index Fund, formerly one of the portfolios constituting INVESCO Specialty Funds, Inc., Small Company Growth Fund, formerly the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc. and Value Equity Fund, formerly one of the portfolios constituting INVESCO Value Trust Funds, Inc. (collectively, the "Old Funds") were reorganized into the Fund, effective July 15, 1999.

The business and operations of the Old Funds were assumed and carried on by the Fund without any change in investment objectives or policies. As part of the reorganization, the Blue Chip Growth, Small Company Growth and Value Equity Funds' fiscal year-ends were changed from August 31, May 31 and August 31, respectively, to July 31.

The investment objectives of the Funds' are: To seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, INVESCO Endeavor and Growth & Income Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund.

The S&P 500 Index Fund offers two classes of shares, referred to as Class I shares and Class II shares. Class I shares are not subject to any distribution fees, while Class II shares are subject to an annual distribution fee of 0.25% of the Fund's annual average net assets attributable to Class II shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. S&P 500 Index and Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $187 and $676, respectively, to the year ended July 31, 2000.

To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders. Of the ordinary income distributions declared for the period ended July 31, 1999, 0.11%, 90.85% and 66.81% for Blue Chip Growth Fund, S&P 500 Index Fund and Value Equity Fund, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the period ended July 31, 1999, the effects of such differences were as follows:
                                                                     ACCUMULATED
                                           ACCUMULATED             UNDISTRIBUTED
                                         UNDISTRIBUTED              NET REALIZED
                                                   NET                   GAIN ON
                                            INVESTMENT                INVESTMENT
FUND                                            INCOME                SECURITIES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                 $        851,250        $        (851,250)
Dynamics Fund                                1,803,600               (1,803,600)
INVESCO Endeavor Fund                          346,325                 (346,325)
Growth & Income Fund                            63,611                  (63,611)
S & P 500 Index Fund                             (189)                       189
Small Company Growth Fund                      492,728                 (492,728)
Value Equity Fund                                (680)                       680

Net investment income (loss), net realized gains, paid-in capital and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds, and Distribution Fees for Blue Chip Growth Fund are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the period ended July 31, 1999, Fees and Expenses Paid Indirectly consisted of the following:

                                     CUSTODIAN FEES          DISTRIBUTION
FUND                                   AND EXPENSES                  FEES
-------------------------------------------------------------------------
Blue Chip Growth Fund                 $     118,232           $    14,552
Dynamics Fund                                79,027                     0
INVESCO Endeavor Fund                         3,255                     0
Growth & Income Fund                          2,072                     0
S&P 500 Index Fund                           14,152                     0
Small Company Growth Fund                     8,856                     0
Value Equity Fund                            32,463                     0


NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                   $700           $2         $4           $6
                         $0 TO      $350 TO     MILLION      BILLION    BILLION      BILLION          OVER
                          $350         $700       TO $2        TO $4      TO $6        TO $8            $8
FUND                   MILLION      MILLION     BILLION      BILLION    BILLION      BILLION       BILLION
----------------------------------------------------------------------------------------------------------
Blue Chip Growth
  Fund                   0.60%        0.55%       0.50%     0.45%(a)   0.40%(a)    0.375%(a)      0.35%(a)
Dynamics Fund            0.60%        0.55%       0.50%     0.45%(a)   0.40%(a)    0.375%(a)      0.35%(a)
Small Company
  Growth Fund            0.75%        0.65%       0.55%     0.45%(a)   0.40%(a)    0.375%(a)      0.35%(a)

                                                       AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                     $1           $2         $4           $6
                         $0 TO      $500 TO     BILLION      BILLION    BILLION      BILLION          OVER
                          $500           $1       TO $2        TO $4      TO $6        TO $8            $8
FUND                   MILLION      BILLION     BILLION      BILLION    BILLION      BILLION       BILLION
----------------------------------------------------------------------------------------------------------
INVESCO Endeavor
  Fund(b)                0.75%        0.65%       0.55%        0.45%      0.40%       0.375%         0.35%
Growth & Income
  Fund(b)                0.75%        0.65%       0.55%        0.45%      0.40%       0.375%         0.35%
Value Equity Fund        0.75%        0.65%       0.50%     0.45%(a)   0.40%(a)    0.375%(a)      0.35%(a)


S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

(a) These additional contractual breakpoints became effective May 13, 1999.

(b) Prior to May 13, 1999, the investment advisory fee was computed at an annual rate of 0.75% of each Fund's average net assets. Effective May 13, 1999, the investment advisory fee became contractual and is computed at the above rates.

In accordance with a Sub-Advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Value Equity Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended July 31, 1999, Blue Chip Growth, Dynamics, INVESCO Endeavor, Growth & Income, S&P 500 Index - Class II, Small Company Growth and Value Equity Funds paid the Distributor $2,507,538, $1,291,398, $49,244, $34,245, $88,491, $138,369 and
$915,156, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed, to absorb certain fees and expenses incurred by Growth & Income, S&P 500 Index, Small Company Growth and Value Equity Funds.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the year ended July 31, 1999 were $33,197.

NOTE 3 -- ACQUISITION OF INVESCO DIVERSIFIED FUNDS, INC. -- SMALL COMPANY VALUE FUND ("TARGET FUND"). On June 4, 1999, Small Company Growth Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 3,019,096 shares of Small Company Growth Fund (valued at $37,196,562) for 3,719,526 shares of the Target Fund outstanding on June 4, 1999. The Target Fund's net assets at that date ($37,196,562) including $3,216,394 of unrealized appreciation were combined with those of Small Company Growth Fund. The aggregate net assets of Small Company Growth Fund and the Target Fund immediately before the acquisition were $341,636,283 and $37,196,562, respectively. The net assets of Small Company Growth Fund after the acquisition were $378,832,845.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                       PURCHASES                       SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund               $  1,636,446,248           $   1,500,237,376
Dynamics Fund                            739,823,788                 471,630,753
INVESCO Endeavor Fund                     74,672,373                  39,279,224
Growth & Income Fund                      29,212,878                  25,775,403
S&P 500 Index Fund                        41,684,828                     870,276
Small Company Growth Fund                171,921,698                 137,480,550
Value Equity Fund                         83,034,987                 147,177,538

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At July 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     GROSS             GROSS                 NET
FUND                          APPRECIATION      DEPRECIATION        APPRECIATION
--------------------------------------------------------------------------------
Blue Chip Growth Fund        $ 274,703,513      $ 25,821,207       $ 248,882,306
Dynamics Fund                  597,656,093        36,101,221         561,554,872
INVESCO Endeavor Fund           15,030,252         5,520,890           9,509,362
Growth & Income Fund             7,789,648         1,658,377           6,131,271
S&P 500 Index Fund               9,068,811         2,067,650           7,001,161
Small Company Growth Fund       66,822,580        10,315,694          56,506,886
Value Equity Fund              145,245,276         6,950,047         138,295,229


NOTE 6 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI. At July 31, 1999, 10.76% of outstanding shares of S&P 500 Index Fund - Class I were held by IFG or affiliated parties.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the period ended July 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      UNFUNDED
                                   PENSION             ACCRUED           PENSION
FUND                              EXPENSES       PENSION COSTS         LIABILITY
--------------------------------------------------------------------------------
Blue Chip Growth Fund           $   16,332          $   33,980        $   86,632
Dynamics Fund                        5,161              37,426           102,477
Growth & Income Fund                    96                 491               770
S&P 500 Index Fund                     272                 463               727
Small Company Growth Fund              812              13,812            39,638
Value Equity Fund                    7,843              11,070            31,559


Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended July 31, 1999, for INVESCO Endeavor Fund.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1999, there were no such borrowings.

          ----------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Blue Chip Growth Fund (formerly the sole portfolio constituting INVESCO Growth Fund, Inc.), INVESCO Dynamics Fund, INVESCO Endeavor Fund, INVESCO Growth and Income Fund, INVESCO S&P 500 Index Fund (formerly one of the portfolios constituting INVESCO Specialty Funds, Inc.), INVESCO Small Company Growth Fund (formerly the sole portfolio constituting INVESCO Emerging Opportunity Funds, Inc.) and INVESCO Value Equity Fund (formerly one of the portfolios constituting INVESCO Value Trust Funds, Inc.), collectively INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc., hereafter referred to as the "Fund") at July 31, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
August 25, 1999

FINANCIAL HIGHLIGHTS

Blue Chip Growth Fund
(For a Fund Share Outstanding Throughout Each Period)

                                    PERIOD
                                     ENDED
                                   JULY 31                              YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                      1999(a)       1998         1997          1996          1995           1994
PER SHARE DATA
Net Asset Value --
  Beginning of Period          $      5.15     $    6.06    $    5.44     $    5.33     $    5.34      $    5.28
================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income(b)              0.00          0.02         0.01          0.03          0.05           0.03
Net Gains on Securities
  (Both Realized and Unrealized)      2.11          0.69         1.39          0.95          0.49           0.11
================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                          2.11          0.71         1.40          0.98          0.54           0.14
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income(c)                           0.00          0.02         0.01          0.03          0.05           0.03
Distributions from Capital Gains      0.51          1.60         0.77          0.84          0.50           0.05
================================================================================================================
TOTAL DISTRIBUTIONS                   0.51          1.62         0.78          0.87          0.55           0.08
================================================================================================================
Net Asset Value--
  End of Period                $      6.75     $    5.15    $    6.06     $    5.44     $    5.33      $    5.34
================================================================================================================


TOTAL RETURN                        42.06%(d)     13.42%       28.14%        20.23%        12.05%          2.52%


RATIOS
Net Assets -- End of Period
  ($000 Omitted)               $ 1,232,908     $ 747,739    $ 709,220     $ 596,726     $ 501,285      $ 488,411
Ratio of Expenses to Average
  Net Assets                         1.03%(e)(f)   1.04%(e)     1.07%(e)      1.05%(e)      1.06%          1.03%
Ratio of Net Investment Income
  to Average Net Assets            (0.08%)(f)      0.37%        0.22%         0.64%         1.07%          0.47%
Portfolio Turnover Rate               134%(d)       153%         286%          207%          111%            63%


(a)From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b)Net Investment Income for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.
(c)Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(d)Based on operations for the period shown and, accordingly, are not representative of a full year.
(e)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f)Annualized

FINANCIAL HIGHLIGHTS

Dynamics Fund
(For a Fund Share Outstanding Throughout Each Period)


                                    PERIOD
                                     ENDED
                                   JULY 31                              YEAR ENDED APRIL 30
----------------------------------------------------------------------------------------------------------------
                                      1999(a)       1999         1998          1997          1996           1995
PER SHARE DATA
Net Asset Value --
  Beginning of Period            $   18.15     $   16.41    $   12.02     $   13.61     $   11.38      $   10.15
================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)       0.00          0.00       (0.05)        (0.04)          0.02           0.03
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)      1.24          3.04         6.39        (0.19)          3.94           1.34
================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                          1.24          3.04         6.34        (0.23)          3.96           1.37
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income(c)                           0.00          0.00         0.00          0.00          0.02           0.03
Distributions from Capital Gains      0.00          1.30         1.95          1.36          1.71           0.11
================================================================================================================
TOTAL DISTRIBUTIONS                   0.00          1.30         1.95          1.36          1.73           0.14
================================================================================================================
Net Asset Value--
  End of Period                 $    19.39    $    18.15   $    16.41     $   12.02     $   13.61      $   11.38
================================================================================================================


TOTAL RETURN                         6.83%(d)     20.83%       56.42%       (2.34%)        36.32%         13.57%


RATIOS
Net Assets -- End of Period
  ($000 Omitted)                $2,471,482    $2,044,321   $1,340,299     $ 762,396     $ 778,416      $ 421,600
Ratio of Expenses to Average
  Net Assets                         1.03%(e)(g)   1.05%(e)     1.08%(e)      1.16%(e)      1.14%(e)       1.20%(f)
Ratio of Net Investment Income
  (Loss) to Average Net Assets     (0.32%)(g)    (0.41%)      (0.43%)       (0.31%)         0.16%          0.33%(f)
Portfolio Turnover Rate                23%(d)       129%         178%          204%          196%           176%


(a)From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended July 31, 1999 and for the year ended April 30, 1999.
(c)Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.
(d)Based on operations for the period shown and, accordingly, are not representative of a full year.
(e)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.
(g)Annualized

FINANCIAL HIGHLIGHTS

INVESCO Endeavor Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                  PERIOD                  PERIOD
                                                   ENDED                   ENDED
                                                 JULY 31                APRIL 30
-----------------------------------------------------------------------------------
                                                    1999(a)(b)              1999(c)
PER SHARE DATA
Net Asset Value-- Beginning of Period         $    16.32              $    10.00
===================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                               (0.03)                  (0.03)
Net Gains on Securities (Both Realized
  and Unrealized)                                   0.32                    6.35
===================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    0.29                    6.32
===================================================================================
Net Asset Value-- End of Period               $    16.61              $    16.32
===================================================================================


TOTAL RETURN                                       1.78%(d)               63.20%(d)


RATIOS

Net Assets-- End of Period ($000 Omitted)     $  109,532              $   72,592
Ratio of Expenses to Average Net Assets(e)         1.49%(f)                1.43%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                     (0.83%)(f)              (0.55%)(f)
Portfolio Turnover Rate                              47%(d)                 107%(d)

(a)From May 1, 1999 to July 31, 1999,  the Fund's  current fiscal year end.
(b)The per share  information was computed using average  shares.
(c)From October 28, 1998, commencement of investment operations, to April
   30, 1999.
(d)Based  on  operations  for  the  period  shown  and,   accordingly,   is  not
   representative of a full year.
(e)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f)Annualized

FINANCIAL HIGHLIGHTS

Growth & Income Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                  PERIOD                  PERIOD
                                                   ENDED                   ENDED
                                                 JULY 31                APRIL 30
-----------------------------------------------------------------------------------
                                                    1999(a)                 1999(b)
PER SHARE DATA
Net Asset Value-- Beginning of Period         $    14.54              $    10.00
===================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                              0.00                    0.00
Net Gains on Securities (Both Realized
  and Unrealized)                                   0.83                    5.22
===================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    0.83                    5.22
===================================================================================
LESS DISTRIBUTIONS
Distributions From Capital Gains                    0.00                    0.68
===================================================================================
Net Asset Value-- End of Period               $    15.37              $    14.54
===================================================================================


TOTAL RETURN                                       5.71%(d)               53.07%(d)


RATIOS
Net Assets-- End of Period ($000 Omitted)     $   61,316              $   53,994
Ratio of Expenses to Average Net
  Assets(e)(f)                                     1.52%(g)                1.52%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                  (0.45%)(g)              (0.25%)(g)
Portfolio Turnover Rate                              46%(d)                 121%(d)

(a)From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b)From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c)Net Investment Loss aggregated less than $0.01 on a per share basis for the periods ended July 31, 1999 and April 30, 1999.
(d)Based on operations for the period shown and, accordingly, are not representative of a full year.
(e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(f)Various expenses of the Fund were voluntarily absorbed by IFG for the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.75% (annualized) and 1.71% (annualized) respectively, and ratio of net investment loss to average net assets would have been (0.68%) (annualized) and (0.44%) (annualized), respectively.
(g)Annualized

FINANCIAL HIGHLIGHTS

S & P 500 Index Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                        CLASS I                    CLASS II
                                                    YEAR       PERIOD          YEAR        PERIOD
                                                   ENDED        ENDED         ENDED         ENDED
                                                 JULY 31      JULY 31       JULY 31       JULY 31
----------------------------------------------------------------------------------------------------
                                                    1999         1998(a)       1999          1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period          $   12.01    $   10.00     $   12.14     $   10.00
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.18         0.11          0.14          0.07
Net Gains on Securities
    (Both Realized and Unrealized)                  2.26         1.98          2.29          2.14
====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    2.44         2.09          2.43          2.21
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                0.19         0.08          0.13          0.07
Distributions from Capital Gains                    0.05         0.00          0.05          0.00
====================================================================================================
TOTAL DISTRIBUTIONS                                 0.24         0.08          0.18          0.07
====================================================================================================
Net Asset Value-- End of Period                $   14.21    $   12.01     $   14.39     $   12.14
====================================================================================================


TOTAL RETURN(b)                                   20.40%       20.93%(c)     20.09%        22.11%(c)


RATIOS
Net Assets -- End of Period ($000 Omitted)     $   4,420    $   3,259    $   64,613    $   15,065
Ratio of Expenses to Average Net Assets(d)(e)      0.35%        0.46%(f)      0.60%         0.62%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                    1.36%        1.96%(f)      1.06%         1.52%(f)
Portfolio Turnover Rate                               2%           0%(c)(g)      2%         0%(c)(g)


(a)From December 23, 1997, commencement of investment operations, through
   July 31, 1998.
(b)The applicable redemption fees are not included in the Total Return calculation.
(c)Based on operations for the period shown and, accordingly, are not representative of a full year.
(d)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
(e)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended July 31, 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.17% and 2.51% (annualized) for Class I, respectively, and 0.99% and 1.71% (annualized) for Class II, respectively, and ratio of net investment income (loss) to average net assets would have been 0.54% and (0.09%) (annualized) for Class I , respectively, and 0.67% and 0.42% (annualized) for Class II, respectively.
(f)Annualized
(g)Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

Small Company Growth Fund
(For a Fund Share Outstanding Throughout Each Period)


                                    PERIOD
                                     ENDED
                                   JULY 31                              YEAR ENDED MAY 31
----------------------------------------------------------------------------------------------------------------
                                      1999(a)       1999         1998          1997          1996           1995
PER SHARE DATA
  Beginning of Period           $    12.08    $    11.90   $    12.82    $    14.38     $    9.37     $    11.40
================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)       0.00          0.00       (0.06)        (0.07)        (0.06)           0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)      1.53          1.35         2.56        (0.96)          5.25           0.46
================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                          1.53          1.35         2.50        (1.03)          5.19           0.50
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                              0.00          0.00         0.00          0.00          0.00           0.04
Distributions from Capital Gains      0.00          1.17         3.42          0.53          0.18           2.49
================================================================================================================
TOTAL DISTRIBUTIONS                   0.00          1.17         3.42          0.53          0.18           2.53
================================================================================================================
Net Asset Value--
  End of Period                 $    13.61    $    12.08   $    11.90    $    12.82    $    14.38      $    9.37
================================================================================================================


TOTAL RETURN                        12.67%(c)     12.91%       22.65%       (7.08%)        55.78%          4.98%


RATIOS
Net Assets -- End of Period
  ($000 Omitted)                $  452,861    $  318,109    $ 272,619     $ 294,259     $ 370,029      $ 153,727
Ratio of Expenses to Average
  Net Assets(d)                      1.50%(e)(f)   1.51%(e)     1.48%(e)      1.52%(e)      1.48%(e)       1.49%
Ratio of Net Investment Income
  (Loss) to Average Net Assets(d)  (0.69%)(f)    (0.58%)      (0.42%)       (0.55%)       (0.78%)          0.41%
Portfolio Turnover Rate                41%(c)       203%         158%          216%          221%           228%


(a)From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.

(b)Net Investment Income (Loss) for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.
(c)Based on operations for the period shown and, accordingly, are not representative of a full year.
(d)Various expenses of the Fund were voluntarily absorbed by IFG for the period ended July 31, 1999 and for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.62% (annualized), 1.59%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.81%) (annualized), (0.66%), (0.57%), and 0.38%, respectively.
(e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(f)Annualized

FINANCIAL HIGHLIGHTS

Value Equity Fund
(For a Fund Share Outstanding Throughout Each Period)


                                    PERIOD
                                     ENDED
                                   JULY 31                              YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------
                                      1999(a)       1998         1997          1996          1995           1994
PER SHARE DATA
  Beginning of Period           $    25.68    $    28.30   $    22.24    $    19.53    $    18.12     $    17.79
================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                 0.17          0.26         0.35          0.35          0.39           0.36
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)      6.25        (0.43)         6.62          3.09          2.58           1.20
================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                          6.42        (0.17)         6.97          3.44          2.97           1.56
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                              0.17          0.26         0.35          0.35          0.39           0.31
In Excess of Net Investment
  Income(b)                           0.00          0.00         0.00          0.00          0.00           0.04
Distributions from Capital Gains      2.32          2.19         0.56          0.38          1.17           0.88
================================================================================================================
TOTAL DISTRIBUTIONS                   2.49          2.45         0.91          0.73          1.56           1.23
================================================================================================================
Net Asset Value--
  End of Period                 $    29.61    $    25.68   $    28.30    $    22.24    $    19.53     $    18.12
================================================================================================================


TOTAL RETURN                        25.41%(c)    (1.06%)       32.04%        17.77%        17.84%          9.09%


RATIOS
Net Assets -- End of Period
  ($000 Omitted)                $  369,982    $  349,984   $  369,766    $  200,046    $  153,171     $  111,850
Ratio of Expenses to Average
  Net Assets(d)                      1.27%(e)(f)   1.15%(e)     1.04%(e)      1.01%(e)      0.97%          1.01%
Ratio of Net Investment Income
  to Average Net Assets(d)           0.63%(f)      0.86%        1.35%         1.64%         2.17%          1.80%
Portfolio Turnover Rate                22%(c)        48%          37%           27%           34%            53%


(a)From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b)Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.
(c)Based on operations for the period shown and, accordingly, are not representative of a full year.
(d)Various expenses of the Fund were voluntarily absorbed by IFG for the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.52% (annualized) and 0.82%, respectively.
(e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.
(f)Annualized

OTHER INFORMATION

UNAUDITED
Blue Chip Growth Fund

On May 20, 1999, a special meeting of the shareholders of Blue Chip Growth Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal 2), the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Blue Chip Growth Fund from the only series of INVESCO Growth Funds, Inc. to a separate series of INVESCO Stock Funds, Inc. (Proposal 3) and the amendment to the Articles of Restatement of the Articles of Incorporation (Proposal 4) were ratified. The following is a report of the votes cast:

                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
Charles W. Brady                 110,922,165              N/A          3,976,814        114,898,979
Fred A. Deering                  111,019,398              N/A          3,879,581        114,898,979
Mark H. Williamson               110,955,020              N/A          3,943,959        114,898,979
Dr. Victor L. Andrews            111,002,866              N/A          3,896,113        114,898,979
Bob R. Baker                     111,011,063              N/A          3,887,916        114,898,979
Lawrence H. Budner               111,084,702              N/A          3,814,277        114,898,979
Dr. Wendy Lee Gramm              111,044,524              N/A          3,854,455        114,898,979
Kenneth T. Kin                   111,027,085              N/A          3,871,894        114,898,979
John W. McIntyre                 111,058,691              N/A          3,840,288        114,898,979
Dr. Larry Soll                   111,051,935              N/A          3,847,044        114,898,979

Proposal 1                       108,421,506        1,144,082          5,333,390        114,898,979

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a --Loans                         96,170,679        5,366,285         13,362,015        114,898,979
b --Investing in commodities      96,207,922        5,329,042         13,362,015        114,898,979
c --Real estate investments       96,273,595        5,263,369         13,362,015        114,898,979
d --Underwriting securities       96,243,584        5,293,380         13,362,015        114,898,979
e --Industry concentration        96,220,615        5,316,349         13,362,015        114,898,979
Elimination of Fundamental
  Investment Restrictions on:
f -- Issuing preference shares
  and creating funded debt and
  adoption of fundamental
  restriction on the issuance
  of senior securities            96,123,721        5,413,243         13,362,015        114,898,979
g -- Investing in companies
  for the purpose of exercising
  control or management           96,264,671        5,272,293         13,362,015        114,898,979


                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
Blue Chip Growth Fund (continued)
h -- Investing in illiquid
  securities and adoption of
  non-fundamental restriction
  on investing in illiquid
  securities                      96,148,096        5,388,868         13,362,015        114,898,979
i --Ownership of securities
  also owned by directors and
  officers of the Fund or its
  investment adviser              96,129,247        5,407,717         13,362,015        114,898,979

Proposal 3                        97,559,713        4,973,288         12,365,978        114,898,978

Proposal 4
Elimination from Articles of
  Fundamental Investment
  Restrictions on:
a --  Short  sales  and  margin
  purchases  and  adoption  of
  non-fundamental restriction
  on short sales and margin
  purchases                       96,478,355        5,188,637         13,231,987        114,898,979
b --Borrowing                     96,471,710        5,195,282         13,231,987        114,898,979
c --Joint trading activities      96,500,399        5,166,593         13,231,987        114,898,979
d --Investing in another
  investment company              96,565,435        5,101,557         13,231,987        114,898,979
e -- Issuer diversification       96,572,882        5,094,110         13,231,987        114,898,979
f -- Loans to affiliates          96,469,301        5,197,691         13,231,987        114,898,979

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of S&P 500 Index Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of INVESCO
Specialty Funds, Inc. to a separate series of INVESCO Stock Funds, Inc. (Proposal 3). The following is a report of the votes cast:

                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
S & P 500 Index Fund -- Class I
Charles W. Brady                     268,955              N/A                  0            268,955
Fred A. Deering                      268,955              N/A                  0            268,955
Mark H. Williamson                   268,955              N/A                  0            268,955
Dr. Victor L. Andrews                268,955              N/A                  0            268,955
Bob R. Baker                         268,955              N/A                  0            268,955
Lawrence H. Budner                   268,955              N/A                  0            268,955
Dr. Wendy Lee Gramm                  268,955              N/A                  0            268,955
Kenneth T. King                      268,955              N/A                  0            268,955
John W. McIntyre                     268,955              N/A                  0            268,955
Dr. Larry Soll                       268,955              N/A                  0            268,955

Proposal 1                           268,955              N/A                  0            268,955

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a -- Investment objectives of
  Realty Fund                        267,744                0              1,211            268,955
b --Issuer diversification           267,744                0              1,211            268,955
c --Borrowing securities and
  adoption of non-fundamental
  restriction on borrowing           267,744                0              1,211            268,955
d --Real estate investments          267,744                0              1,211            268,955
e --Investing in commodities         267,744                0              1,211            268,955
f --Loans                            267,744                0              1,211            268,955
g --Underwriting securities          267,744                0              1,211            268,955
h --Industry concentration for
  Latin American Growth Fund
  only                               267,744                0              1,211            268,955
i --Investing in another
  investment company                 267,744                0              1,211            268,955
Adoption of Fundamental
  Restriction on:
j --Issuance of senior securities    267,744                0              1,211            268,955

Proposal 3                           268,790                0                165            268,955

                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
S & P 500 Index Fund -- Class II
Charles W. Brady                   2,119,724              N/A             92,065          2,211,789
Fred A. Deering                    2,119,724              N/A             92,065          2,211,789
Mark H. Williamson                 2,119,724              N/A             92,065          2,211,789
Dr. Victor L. Andrew               2,119,724              N/A             92,065          2,211,789
Bob R. Baker                       2,119,724              N/A             92,065          2,211,789
Lawrence H. Budner                 2,119,724              N/A             92,065          2,211,789
Dr. Wendy Lee Gramm                2,119,724              N/A             92,065          2,211,789
Kenneth T. King                    2,119,724              N/A             92,065          2,211,789
John W. McIntyre                   2,119,724              N/A             92,065          2,211,789
Dr. Larry Soll                     2,119,724              N/A             92,065          2,211,789

Proposal 1                         2,067,497           24,475            119,816          2,211,788

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a -- Investment objectives of
  Realty Fund                      1,852,010          116,076            243,703          2,211,789
b --Issuer diversification         1,852,010          116,076            243,703          2,211,789
c --Borrowing securities and
  adoption of non-fundamental
  restriction on borrowing         1,852,010          116,076            243,703          2,211,789
d --Real estate investments        1,852,010          116,076            243,703          2,211,789
e --Investing in commodities       1,852,010          116,076            243,703          2,211,789
f --Loans                          1,852,010          116,076            243,703          2,211,789
g --Underwriting securities        1,852,010          116,076            243,703          2,211,789
h --Industry concentration for
  Latin American Growth Fund
  only                             1,852,010          116,076            243,703          2,211,789
I --Investing in another
  investment company               1,852,010          116,076            243,703          2,211,789
Adoption of Fundamental
  Restriction on:
j --Issuance of senior securities  1,852,010          116,076            243,703          2,211,789

Proposal 3                         1,862,360          127,526            221,903          2,211,789

UNAUDITED

On May 20, 1999, a special meeting of the shareholders of Value Equity Fund was held at which the ten trustees identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Value Equity Fund from a separate series of INVESCO Value Trust to a separate series of a Maryland Corporation, INVESCO Stock Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:

                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
Value Equity Fund
Charles W. Brady                   8,979,185              N/A            615,276          9,594,461
Fred A. Deering                    8,982,098              N/A            612,363          9,594,461
Mark H. Williamson                 8,981,788              N/A            612,673          9,594,461
Dr. Victor L. Andrews              8,983,188              N/A            611,273          9,594,461
Bob R. Baker                       8,983,745              N/A            610,716          9,594,461
Lawrence H. Budner                 8,982,569              N/A            611,892          9,594,461
Dr. Wendy Lee Gramm                8,980,094              N/A            614,367          9,594,461
Kenneth T. King                    8,984,726              N/A            609,735          9,594,461
John W. McIntyre                   8,984,460              N/A            610,001          9,594,461
Dr. Larry Soll                     8,985,222              N/A            609,239          9,594,461

Proposal 1                         8,798,252          202,783            593,424          9,594,459

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a -- Industry concentration
  and adoption of certain
  non-fundamental restrictions     8,317,684          316,250            960,527          9,594,461
b --Issuer diversification         8,317,684          316,250            960,527          9,594,461
c --Underwriting securities        8,317,684          316,250            960,527          9,594,461
d --Borrowing and adoption of
  non-fundamental policy on
  borrowing                        8,317,684          316,250            960,527          9,594,461
e --Issuance of senior securities  8,317,684          316,250            960,527          9,594,461
f --Real estate investments        8,317,684          316,250            960,527          9,594,461
g --Investing in commodities       8,317,684          316,250            960,527          9,594,461
h --Loans                          8,317,684          316,250            960,527          9,594,461
i --Investing in another
  investment company and
  adoption of non-fundamental
  investment policy regarding
  investment in securities issued
  by other investment companies    8,317,684          316,250            960,527          9,594,461


                                                                       WITHHELD/
NOMINEE/PROPOSAL                         FOR          AGAINST            ABSTAIN              TOTAL
---------------------------------------------------------------------------------------------------
Value Equity Fund (continued)
Elimination of Fundamental
  Investment Restrictions on:
j -- Investing in companies for
  the purpose of exercising control
  or management                    8,317,684          316,250            960,527          9,594,461
k --Mortgaging, pledging or
  hypothecating securities         8,317,684          316,250            960,527          9,594,461
l --Short sales and margin
  purchases and adoption of
  non-fundamental restriction
  on short sales and margin
  purchases                        8,317,684          316,250            960,527          9,594,461
m --Investing in illiquid
  securities and adoption of
  non-fundamental restriction
  on investing in illiquid
  securities                       8,317,684          316,250            960,527          9,594,461

Proposal 3                         8,577,646           72,134            944,681          9,594,459


APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

Aaa - Bonds  rated Aaa are  judged  to be of the best  quality.  They  carry the
smallest   degree  of  investment   risk  and  are  generally   referred  to  as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various  protective  elements are likely to change,  such changes as can be  visualized  are most  unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack  characteristics  of the desirable  investment.
Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


S&P Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


                           PART C. OTHER INFORMATION
ITEM 23.    EXHIBITS

               (a)  Articles of Incorporation filed April 2, 1993.(2)

                  (1)  Articles  of  Amendment  to  Articles of
                  Incorporation filed June 26, 1997.(3)

                  (2) Articles Supplementary to Articles of Incorporation filed
                  May 18, 1998.(5)

                  (3) Articles of Amendment of Articles of Incorporation filed
                  August 28, 1998.(6)


                  (4) Articles of Amendment to Articles of Incorporation  filed
                  October 29, 1998.(8)

                  (5) Articles of Amendment to Articles of  Incorporation  filed
                  May 24, 1999.(7)

                  (6) Articles of Amendment to Articles of Incorporation  filed
                  July 15, 1999.(8)

                  (7) Articles of Transfer of INVESCO Growth Funds, Inc. and
                  INVESCO Stock Funds, Inc., filed July 15, 1999.

                  (8) Articles of Transfer of INVESCO Emerging Opportunity
                  Funds, Inc. and INVESCO Stock Funds, Inc., filed July 15,
                  1999.


               (b)  Bylaws, as amended July 21, 1993.(2)

               (c) Not applicable.

               (d)(1) Investment Advisory Agreement dated February 28, 1997.(3)


                         (a)  Amendment dated June 30, 1998 to Advisory
                         Agreement.(4)

                         (b)  Amendment dated September 18, 1998 to Advisory
                         Agreement.(8)

                         (c)  Amendment dated May 13, 1999 to Advisory
                         Agreement.


               (e)(1) General Distribution Agreement dated February 28, 1997.(3)

                  (2) Distribution Agreement between Registrant and INVESCO
                  Distributors, Inc. dated September 30, 1997.(4)

               (f)(1) Defined Benefit Deferred Compensation Plan for
               Non-Interested Directors and Trustees.(5)

               (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated July 1, 1993(1)

                  (1)  Amendment  to  Custody  Agreement  dated
                  October 25, 1995.(3)

                  (2)Data Access Services Addendum.(4)

                  (3)Additional  Fund Letter  dated April 15, 1998.(4)


                  (4)Additional  Fund Letter  dated August 27, 1998.(8)

                  (5)Form of Additional Fund Letter dated August __, 1999.


               (h)(1) Transfer Agency Agreement dated February 28, 1997.(3)


                         (a) Amendment dated October 28, 1998 to Transfer Agency
                         Agreement.


                  (2) Administrative Services Agreement between the Fund and
                  INVESCO Funds Group, Inc. dated February 28, 1997.(2)


                         (a) Amendment dated June 29, 1998 to Administrative
                         Services Agreement.

                         (b) Amendment dated October 16, 1998 to Administrative
                         Services Agreement.

                         (c) Amendment dated May 13, 1999 to Administrative
                         Services Agreement.


               (i)(1) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable dated
               January 16, 1968.(4)

                  (2) Opinion and consent of counsel  with  respect to INVESCO
                  Blue Chip Growth  Fund,  INVESCO  Small  Company  Growth Fund,
                  INVESCO S&P 500 Index Fund and INVESCO Value Equity Fund as to the legality of the securities being registered dated July 14, 1999.(7)

               (j)  Consent of Independent Accountants.

               (k) Not applicable.

               (l) Not applicable.

               (m) (1) Amended Plan and Agreement of Distribution  dated January
               1, 1997  adopted  pursuant  to Rule  12b-1  under the  Investment
               Company Act of 1940.(3)

               (n) Not Applicable.


               (o)Plan pursuant to Rule 18f-3 under the  Investment  Company Act of 1940 with respect to INVESCO S&P 500 Index Fund adopted
                  February 3, 1999.

(1)Previously filed with Post-Effective Amendment No. 44 to the Registration
Statement on June 22, 1993, and incorporated by reference herein.

(2)Previously filed with Post-Effective Amendment No. 45 to the Registration
Statement on August 27, 1996 and incorporated by reference herein.

(3)Previously filed with Post-Effective Amendment No. 46 to the Registration
Statement on June 30, 1997, and incorporated by reference herein.

(4)Previously filed with Post-Effective Amendment No. 47 to the Registration
Statement on April 16, 1998, and incorporated by reference herein.

(5)Previously filed with Post-Effective Amendment No. 48 to the Registration
Statement on July 10, 1998, and incorporated by reference herein.


(6)Previously filed with Post-Effective Amendment No. 49 to the Registration
Statement on August 28, 1998, and incorporated by reference herein.

(7)Previously filed with Post-Effective Amendment No. 50 to the Registration
Statement on July 14, 1999, and incorporated by reference herein.

(8)Previously filed with Post-Effective Amendment No. 51 to the Registration
Statement on July 15, 1999 and incorporated by reference herein.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

No person is presently controlled by or under common control with the Fund.

ITEM 25.    INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X of the Amended Bylaws and Article Seventh (3) of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to a Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office.
Each Fund also maintains liability insurance policies covering its directors and officers.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.


--------------------------------------------------------------------------------
                              Position
Name                          with Adviser    Principal Occupation and Company
                                              Affiliation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark H. Williamson            Chairman,       President & Chief Executive
                              Director and    Officer
                              Officer         INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond Roy Cunningham        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
William J. Galvin, Jr.        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ronald L. Grooms              Officer         Senior Vice President & Treasurer
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard W. Healey             Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Ralph Keithler        Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles P. Mayer              Officer &       Senior Vice President
                              Director        INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy J. Miller             Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donovan J. (Jerry) Paul       Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Glen A. Payne                 Officer         Senior Vice President, Secretary
                                              & General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John R. Schroer, II           Officer         Senior Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marie E. Aro                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ingeborg S. Cosby             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stacie Cowell                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dawn Daggy-Mangerson          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elroy E. Frye, Jr.            Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Linda J. Gieger               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark D. Greenberg             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian B. Hayward              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard R. Hinderlie          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas M. Hurley              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patricia F. Johnston          Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Campbell C. Judge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter M. Lovell               Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James F. Lummanick            Officer         Vice President & Assistant
                                              General Counsel
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas A. Mantone, Jr.        Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trent E. May                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Corey M. McClintock           Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Douglas J. McEldowney         Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer    Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stephen A.  Moran             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey G. Morris             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laura M. Parsons              Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jon B. Pauley                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pamela J. Piro                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Anthony R. Rogers             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gary L. Rulh                  Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James B. Sandidge             Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John S. Segner                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Terri B. Smith                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tane T. Tyler                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas R. Wald                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan I. Watson                Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Judy P. Wiese                 Officer         Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas H. Scanlan             Officer         Regional Vice President
                                              INVESCO Funds Group, Inc.
                                              12028 Edgepark Court
                                              Potomac, MD 20854
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Reagan A. Shopp               Officer         Regional Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael D. Legoski            Officer         Assistant Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donald R. Paddack             Officer         Assistant Vice President
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kent T. Schmeckpeper          Officer         Assistant Vice President
                                              Account Relationship Manager
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeraldine E. Kraus            Officer         Assistant Secretary
                                              INVESCO Funds Group, Inc.
                                              7800 East Union Avenue
                                              Denver, CO 80237
--------------------------------------------------------------------------------


ITEM 27.(A) PRINCIPAL UNDERWRITERS
            INVESCO Bond Funds, Inc.
            INVESCO Combination Stock & Bond Funds, Inc.
            INVESCO International Funds, Inc.
            INVESCO Money Market Funds, Inc.
            INVESCO Sector Funds, Inc.
            INVESCO Specialty Funds, Inc.
            INVESCO Stock Funds, Inc.
            INVESCO Treasurer's Series Funds, Inc.
            INVESCO Variable Investment Funds, Inc.

        (b)

Positions and                                   Positions and
Name and Principal      Offices with            Offices with
Business Address        Underwriter             the Fund

William J. Galvin, Jr.  Senior Vice
7800 E. Union Avenue    President &
Denver, CO  80237       Asst. Secretary

Ronald L. Grooms        Senior Vice             Treasurer,
7800 E. Union Avenue    President,              Chief Fin'l
Denver, CO  80237       Treasurer, &            Officer, and
                        Director                Chief Acctg. Off.

Richard W. Healey       Senior Vice
7800 E. Union Avenue    President  &
Denver, CO  80237       Director


Charles P. Mayer        Director
7800 E. Union Avenue
Denver, CO 80237

Timothy J. Miller       Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne           Senior Vice             Secretary
7800 E. Union Avenue    President,
Denver, CO 80237        Secretary &
                        General Counsel

Pamela J. Piro          Assistant Treasurer     Assistant Treasurer
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese           Vice President          Asst. Secretary
7800 E. Union Avenue    and Assistant
Denver, CO  80237       Secretary

Mark H. Williamson      Chairman of the Board,  President,
7800 E. Union Avenue    President, & Chief      CEO & Director
Denver, CO 80237        Executive Officer



               (c)     Not applicable.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

               Mark H. Williamson
               7800 E. Union Avenue
               Denver, CO  80237

ITEM 29.       MANAGEMENT SERVICES

               Not applicable.

ITEM 30.       UNDERTAKINGS

               Not applicable


Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 31st day of August, 1999.


Attest:                                   INVESCO Stock Funds, Inc.

/s/ Glen A. Payne                         /s/ Mark H. Williamson
------------------------------            ----------------------------------
Glen A. Payne, Secretary                  Mark H. Williamson, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                    /s/ Lawrence H. Budner
-------------------------------           -----------------------------
Mark H. Williamson, President &           Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ John W. McIntyre
-------------------------------           -----------------------------
Ronald L. Grooms, Treasurer               John W. McIntyre, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
-------------------------------           -----------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker                          /s/ Larry Soll
-------------------------------           -----------------------------
Bob R. Baker, Director                    Larry Soll, Director

/s/ Charles W. Brady                      /s/ Kenneth T. King
-------------------------------           -----------------------------
Charles W. Brady, Director                Kenneth T. King, Director

/s/ Wendy L. Gramm
-------------------------------
Wendy L. Gramm, Director


By*_____________________________          By*  /s/ Glen A. Payne
                                          -------------------------
Edward F. O'Keefe                               Glen A. Payne
Attorney in Fact                                Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration
Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on June 15, 1993, June 22, 1994, June 22, 1995, June 30, 1997 and August 28, 1998,
respectively.


                               Exhibit Index


                                           Page in
Exhibit Number                             Registration Statement


a(7)                                              213
a(8)                                              216
d(1)(c)                                           219
g(5)                                              221
h(1)(a)                                           222
h(2)(a)                                           223
h(2)(b)                                           224
h(2)(c)                                           225
j                                                 227
o                                                 228


